UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Pennsylvania Real Estate Investment Trust
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PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 7, 2012

The Annual Meeting of Shareholders of Pennsylvania Real Estate Investment Trust will be held on Thursday, June 7, 2012 at 11:00 a.m. Eastern Time at the Hyatt at The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102 for the following purposes:

(1)	To elect 12 trustees nominated by the Board of Trustees and named in this Proxy Statement for a term expiring at the 2013 Annual Meeting of Shareholders;

(2)	Advisory approval of the Company’s executive compensation;

(3)	To approve the Second Amended and Restated Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan;

(4)	To approve the amendment of our Trust Agreement to increase the number of authorized shares;

(5)	To ratify the selection of KPMG LLP as our independent auditor for 2012; and

(6)	To transact such other business as may properly be brought before the meeting or any adjournment thereof.

Our Board of Trustees has fixed the close of business on April 9, 2012 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, please complete, sign and date the enclosed proxy card and return it promptly so that your shares may be voted. You may also vote your shares by telephone or through the Internet by following the instructions set forth on the proxy card. If you attend the meeting, you may revoke your proxy and vote in person.

By Order of the Board of Trustees

BRUCE GOLDMAN

Secretary

Philadelphia, Pennsylvania

May 7, 2012

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 7, 2012:

This Proxy Statement and PREIT’s Annual Report to Shareholders for the fiscal year ended December 31, 2011 are available at www.preit.com by clicking on “Investor Relations,” then clicking on “SEC Filings” and then clicking on “Latest Proxy” or “Latest Annual Report,” respectively.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

200 South Broad Street

Philadelphia, Pennsylvania 19102

www.preit.com

PROXY STATEMENT

The Annual Meeting of Shareholders of Pennsylvania Real Estate Investment Trust, or PREIT, will be held on Thursday, June 7, 2012 at 11:00 a.m. Eastern Time at the Hyatt at The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102. We are mailing this Proxy Statement on or about May 7, 2012 to each holder of PREIT’s issued and outstanding common shares of beneficial interest entitled to vote at the meeting in order to furnish information relating to the business to be transacted at the meeting. We are mailing our Annual Report to Shareholders for the fiscal year ended December 31, 2011 together with this Proxy Statement. We have included the Annual Report for informational purposes and not as a means of soliciting your proxy.

We have fixed the close of business on April 9, 2012 as the record date for the Annual Meeting. All holders of record of PREIT’s common shares of beneficial interest at that time are entitled to notice of and are entitled to vote at the Annual Meeting and any adjournment or postponement thereof. On the record date, 55,772,419 common shares of beneficial interest were outstanding.

IMPORTANT VOTING INFORMATION

Shareholder Voting

If you hold your shares through a broker, bank or other financial institution, there is a New York Stock Exchange (“NYSE”) rule that determines the manner in which your vote in the election of trustees will be handled at our upcoming 2012 Annual Meeting of Shareholders. Your broker, bank or other financial institution is not permitted to vote on your behalf on the election of trustees unless you provide specific instructions by completing and returning the voting instruction form or by following the voting instructions provided to you to vote your shares via telephone or the Internet. For your vote with respect to the election of trustees to be counted, you need to communicate your voting instructions to your broker, bank or other financial institution before the date of the 2012 Annual Meeting of Shareholders and before any earlier date specified in the voting instructions provided by your broker, bank or other financial institution.

Your Participation in Voting the Shares You Own Is Important

Voting your shares is important to ensure that you have a say in the governance of PREIT and to fulfill the objectives of the majority voting standard that we apply in the election of trustees. If you are receiving this Proxy Statement from a broker, bank or other financial institution, please review the proxy materials and follow the instructions on the voting instruction form to communicate your voting instructions to your broker, bank or other financial institution. We hope you will exercise your rights and fully participate as a shareholder of PREIT.

VOTING AND REVOCABILITY OF PROXIES

We hope you will attend the Annual Meeting. Whether or not you expect to attend the meeting in person, please complete, sign, date and return the enclosed proxy card in the accompanying envelope so that your shares will be represented. The envelope is addressed to our transfer agent and requires no postage. You may also vote your shares by telephone or through the Internet by following the instructions set forth on the proxy card. If you receive more than one proxy card because you have multiple accounts, you should sign and return all proxy cards received, or submit your voting instructions with respect to each account by telephone or through the Internet, in order for all of your shares to be voted.

On each matter subject to a vote at the Annual Meeting and any adjournment or postponement of the meeting, each holder of common shares will be entitled to one vote per share. With respect to the election of trustees (Proposal One), assuming a quorum is present, and subject to the majority voting provisions of our corporate governance guidelines, which are described below, the 12 nominees receiving the highest number of votes cast at the meeting will be elected as trustees. With respect to the advisory approval of the Company’s executive compensation as described in the “Compensation Discussion and Analysis” section of this Proxy Statement and the accompanying tabular and narrative disclosure (Proposal Two), the vote to approve the Second Amended and Restated Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan (Proposal Three), the vote to approve the amendment of our Trust Agreement to increase the number of authorized shares (Proposal Four) and the vote on ratification of the selection of KPMG LLP as our independent auditor for 2012 (Proposal Five), assuming a quorum is present, in each case the proposal will be approved if a majority of the shares present in person or by proxy and being cast as a vote on the proposal are voted “FOR” the proposal. Proposal Two is non-binding. In addition, under New York Stock Exchange (“NYSE”) rules, Proposal Three will pass only if a majority of the shares outstanding and entitled to vote on the proposal are cast. If you mark your proxy as “Withhold Authority” or “Abstain” on any matter, or if you give specific instructions that no vote be cast on any specific matter, the shares represented by your proxy will not be voted on that matter, but will count toward the establishment of a quorum. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so called “broker non-votes”) are also considered in determining whether a quorum is present, but will not affect the outcome of any vote, except potentially under the NYSE rule applicable to Proposal Three requiring a minimum number of votes be cast, since such broker non-votes will not count toward the required number of votes cast.

Under the majority voting provisions of our corporate governance guidelines, any nominee for trustee who receives enough votes to be elected, but who receives a greater number of “Withhold Authority” responses regarding his or her election than votes “FOR” such election, will be required to promptly tender his or her resignation to the Nominating and Governance Committee of the Board of Trustees following certification of the shareholder vote. The Nominating and Governance Committee and our Board of Trustees will consider and act upon such a resignation in accordance with the procedures described below under “PROPOSAL ONE—ELECTION OF TRUSTEES—Required Vote.”

You may vote your shares to be voted at the Annual Meeting in person or by proxy. All valid proxies received before the Annual Meeting will be voted according to their terms. If you complete your proxy properly, whether by completing and returning a proxy card or by submitting your instructions by telephone or through the Internet, but do not provide instructions as to how to vote your shares, your proxy will be voted “FOR” the election of all trustees nominated by our Board of Trustees, “FOR” advisory approval of the Company’s executive compensation as described in the “Compensation Discussion and Analysis” section of this Proxy Statement and the accompanying tabular and narrative disclosure, “FOR” the approval of the Second Amended and Restated Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan, “FOR” the approval of the amendment of our Trust Agreement to increase the number of authorized shares and “FOR” the ratification of KPMG LLP as our independent auditor. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons voting the proxies. After providing your proxy, you may revoke it at any time before it is voted at the Annual Meeting by filing an instrument revoking it with our secretary or by submitting a duly executed proxy bearing a later date. You also may revoke your proxy by attending the Annual Meeting and giving notice of revocation. Attendance at the Annual Meeting, by itself, will not constitute revocation of a proxy.

Some banks, brokers and other nominee record holders might be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement or Annual Report might have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you request one by writing or calling us as follows: Investor Relations, Pennsylvania Real Estate Investment Trust, The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102; Telephone: 215-875-0735. If you want to receive separate copies of the Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder.

We will bear the cost of preparing and soliciting proxies, including the reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy materials to shareholders. In addition to solicitation by mail, certain trustees, officers and employees of PREIT and its subsidiaries may solicit proxies personally or by telephone or other electronic means without extra compensation, with the exception of reimbursement for actual expenses incurred in connection with the solicitation. We have also hired Mackenzie Partners to assist us in the solicitation of votes for a fee of $15,000, plus out-of-pocket expenses, for these services. The enclosed proxy is solicited by and on behalf of our Board of Trustees.

PROPOSAL ONE—

ELECTION OF TRUSTEES

PREIT’s Board of Trustees has nominated Stephen B. Cohen, Joseph F. Coradino, M. Walter D’Alessio, Edward A. Glickman, Rosemarie B. Greco, Leonard I. Korman, Ira M. Lubert, Donald F. Mazziotti, Mark E. Pasquerilla, John J. Roberts, George F. Rubin and Ronald Rubin, each of whom (other than Ms. Greco) currently serves as a trustee whose term expires at the Annual Meeting, for reelection at the Annual Meeting as trustees to serve until the Annual Meeting to be held in the spring of 2013 and until their respective successors have been duly elected and have qualified. Ms. Greco had served as a trustee until her resignation for personal reasons effective as of last year’s annual meeting of shareholders.

If any of the foregoing nominees becomes unable to or declines to serve, the persons named in the accompanying proxy have discretionary authority to vote for a substitute or substitutes, unless the Board of Trustees reduces the number of trustees to be elected.

PREIT’s trust agreement provides that nominations for election to the office of trustee at any annual meeting of shareholders are made by the Board of Trustees, or by a shareholder if such shareholder provides a notice in writing delivered to our secretary not less than 90 nor more than 120 days before the anniversary date of the prior year’s meeting, and for an election at an annual meeting that is not within 30 days of such anniversary date or for a special meeting called for the election of trustees, not later than 10 days following the date on which notice of the meeting is mailed or disclosed publicly, whichever comes first. The notice must be signed by the holders of at least two percent of the common shares outstanding on the date of the notice. Shareholders making nominations of trustee candidates must provide in the notice, among other things, (a) information regarding share ownership and any hedging or other transaction to hedge the economic risk or to increase or decrease the voting power of such shareholder, (b) a description of all agreements or understandings between any such shareholder and each nominee and any other person, pursuant to which any such shareholder has a right to vote any shares, or pursuant to which the nominee or shareholder may be entitled to compensation, reimbursement of expenses or indemnification, including all such information that would be required to be disclosed under federal securities regulations if the nominee were nominated by the Board of Trustees, and (c) such other information regarding each nominee as would be required in a proxy statement had the nominee been nominated by the Board of Trustees. The complete text of these requirements is provided in Section 11.J of PREIT’s trust agreement, a copy of which may be obtained by written request to our secretary at our principal executive office and is also available on our website at www.preit.com. Nominations not made in accordance with the trust agreement procedures will not be considered, unless the number of persons properly nominated is fewer than the number of persons to be elected to the office of trustee at the Annual Meeting. In this latter event, nominations for the trustee positions that would not otherwise be filled may be made at the Annual Meeting by any person entitled to vote in the election of trustees.

The following table presents information with respect to the 12 nominees for the office of trustee and PREIT’s executive officers, including their ages, principal occupations and the number of shares beneficially owned by each of them as of April 23, 2012. In selecting nominees for election to the Board of Trustees, the members of the Nominating and Governance Committee and the Board of Trustees consider a number of factors that they deem relevant to service on the Board, including (1) personal integrity and ethics, (2) experience and maturity of judgment, (3) potential contributions to the collective knowledge, experience and capabilities of the Board of Trustees, (4) core competencies and willingness to participate actively in the work of the Board of Trustees and, in the case of non-management nominees, in the standing Committees of the Board of Trustees, (5) diversity of personal and professional backgrounds, and (6) the ability to work constructively and effectively with others. Generally, the Nominating and Governance Committee and the Board of Trustees considers it important that nominees have competencies in one or more of the following areas: the real estate industry, public or private finance, management, retail, accounting or government. Each nominee brings his or her particular set of personal experiences and competencies to the Board of Trustees, which were considered by the Nominating and Governance Committee and the Board of Trustees, and which are briefly highlighted in the table below.

The address for each nominee for the office of trustee and each executive officer is c/o PREIT, The Bellevue, 200 South Broad Street, Third Floor, Philadelphia, Pennsylvania 19102.

Effective as of the Annual Meeting, the Board of Trustees has appointed Joseph F. Coradino to become Chief Executive Officer, succeeding Ronald Rubin, who will be retiring as Chief Executive Officer, but remaining as Executive Chairman.

Nominees for the Office of Trustee	Shares Beneficially Owned on April 23, 2012(1)
Principal Occupation, Affiliations and Qualifications	Number		Percent of Class(2)
Stephen B. Cohen Age: 66 Trustee since: 2004	586,187	(3)	1.1%

Professor of Law, Georgetown University, since 1980. Has also taught at Harvard University, Stanford University, the University of Wisconsin, the University of Capetown (South Africa) and Tel Aviv University. Served as Corporate Secretary and Board Member of the Southern Africa Enterprise Development Fund from 1994 to 2002 and as Deputy Assistant Secretary of State from 1978 to 1980.

In his capacity as a professor of federal income tax law and related subjects at one of the nation’s leading law schools, Mr. Cohen brings an exceptional depth of knowledge to the Board of Trustees concerning tax laws and policies, subjects of great importance to a real estate investment trust. Teaching and government and quasi-governmental experience have enabled Mr. Cohen to develop additional competencies relevant to service on the Board of Trustees, including, particularly, in the areas of accounting, corporate governance and executive compensation.
Joseph F. Coradino Age: 60 Trustee since: 2006	357,609	(4)	*

President of PREIT Services, LLC and PREIT-RUBIN, Inc. since 2004. Executive Vice President-Retail of PREIT since 2001. Executive Vice President-Retail Division and Treasurer of PREIT-RUBIN, Inc. from 1998 to 2004. From 1997 to 1998, Senior Vice President-Retail Division and Treasurer, PREIT-RUBIN, Inc. Director of A.C. Moore Arts & Crafts, Inc. since 2006. Trustee of the University of the Arts, Philadelphia, Pennsylvania.

Mr. Coradino has been engaged in real estate development, management and leasing for substantially all of his professional life and currently serves as the senior officer for PREIT’s retail operations, as the principal officer in charge of redevelopment projects and as a member of the Office of the Chair of PREIT. Prior to joining PREIT as a senior executive in 1997, Mr. Coradino was an executive of The Rubin Organization, which was acquired by PREIT in 1997. Mr. Coradino brings to the Board an extensive knowledge of the properties and leasing program of PREIT and of trends and developments in the retail industry that are of vital significance to PREIT.

Nominees for the Office of Trustee	Shares Beneficially Owned on April 23, 2012(1)
Principal Occupation, Affiliations and Qualifications	Number		Percent of Class(2)

M. Walter D’Alessio Age: 78 Trustee since: 2005; Lead Independent Trustee since January 1, 2011	19,014	(5)	*

Vice Chairman of NorthMarq Capital, a Minneapolis-based real estate investment banking firm with an office in Philadelphia, and Senior Managing Director of NorthMarq Advisors, a real estate consultancy, since 2003. Non-executive Chairman of the Board of Brandywine Realty Trust (office and industrial real estate development and management), headquartered in Radnor, Pennsylvania, since 2004. Serves on the boards of directors of Exelon Corporation, Independence Blue Cross (Chairman), Point Five Technologies, Inc., the Federal Home Loan Bank–Pittsburgh and the Greater Philadelphia Chamber of Commerce. From 1982 to 2003, served as Chairman and Chief Executive Officer of Legg Mason Real Estate Services, Inc., a commercial mortgage, banking and pension fund advisory firm headquartered in Philadelphia.

Mr. D’Alessio has served in senior executive positions with quasi-governmental and private companies in the real estate sector for substantially all of his professional life. By reason of this extensive experience, as well as his continuing service on the boards of public agencies, non-profit organizations and corporations, Mr. D’Alessio has gained an extraordinary degree of expertise in real estate valuation, finance and capital markets, corporate governance and executive compensation. In addition, Mr. D’Alessio’s active participation in governmental and community affairs enables him to provide valuable insights into matters of public policy and related considerations that affect the development of the properties of PREIT.

Edward A. Glickman Age: 54 Trustee since: 2004	289,227	(6)	*

President and Chief Operating Officer of PREIT since 2004. Executive Vice President and Chief Financial Officer of PREIT from 1997 to 2004. Adjunct Professor of Finance, Stern School of Business, New York University. Director of the Fox Chase Cancer Center.

Mr. Glickman began his professional career as an investment banker in New York City before joining The Rubin Organization as its chief financial officer. The Rubin Organization was acquired by PREIT in 1997. He initially served PREIT as its Chief Financial Officer before becoming its President and Chief Operating Officer in 2004 and a member of its Office of the Chair. Mr. Glickman brings to the Board of Trustees, among other skills, a deep understanding of public and private capital markets, the day-to-day operations and personnel of PREIT and economic conditions and developments that directly or indirectly affect the business and strategic direction of PREIT.

Nominees for the Office of Trustee	Shares Beneficially Owned on April 23, 2012(1)
Principal Occupation, Affiliations and Qualifications	Number		Percent of Class(2)

Rosemarie B. Greco Age: 64	0	(7)	*

Former Senior Advisor to the Governor of Pennsylvania on Health Care Reform. Founding Principal, Grecoventures Ltd. (business investment and consulting partnership). Former CEO and President, CoreStates Bank, N.A. and President, CoreStates Financial Corp. Currently director of Exelon Corporation and Sunoco, Inc. and trustee of SEI I Mutual Funds. Chair of the Board of Overseers of the University of Pennsylvania School of Nursing. Former corporate director of General Accident Insurance (USA), Cardone Industries, Inc., Genuardi’s Family Markets, Inc. and Radian, Inc.; former Chair of the Greater Philadelphia Chamber of Commerce, former President and CEO of Philadelphia Private Industry Council; former member of Philadelphia Planning Commission and Board of Education; and former Chair of Pennsylvania Workforce Investment Board.

By virtue of her experience as a senior officer in the banking industry, her senior policy-making role in government and her service as a director of several large public companies engaged in diverse businesses, Ms. Greco adds significant depth to the Board’s competencies in the areas of organizational development, corporate governance, executive compensation, strategic planning, finance and community and government affairs.

Leonard I. Korman Age: 76 Trustee since: 1996	560,824	(8)	1.0%

Chairman and Chief Executive Officer, Korman Commercial Properties, Inc. (real estate development and management). Partner of The Korman Company, trustee of Albert Einstein Health Care Network and Thomas Jefferson University. Former director of CoreStates Bank, N.A. Served on the Regional Advisory Board of First Union National Bank, and the boards of the Pennsylvania Academy of Fine Arts and the Jewish Federation of Greater Philadelphia.

Mr. Korman has been engaged in the acquisition, disposition, financing and management of residential and commercial real estate (including shopping centers) as an owner and senior executive for his entire adult life. In addition, he has served as a director of a large regional bank and on the boards of major community organizations. From this experience, Mr. Korman brings to the Board of Trustees an extensive knowledge of substantially all aspects of real estate investment, development and ownership, as well as valuable capabilities in strategic planning and finance.

Nominees for the Office of Trustee	Shares Beneficially Owned on April 23, 2012(1)
Principal Occupation, Affiliations and Qualifications	Number		Percent of Class(2)
Ira M. Lubert Age: 62 Trustee since: 2001	17,157	(9)	*

Chairman of Independence Capital Partners and of Lubert-Adler Partners, L.P., companies specializing in private equity investments in real estate and other entrepreneurial opportunities. Co-founder and managing partner of LLR Equity Partners, L.P., a venture fund making private equity investments in Mid-Atlantic growth companies and middle market special opportunity situations. Chairman of GF Management, a company that specializes in the ownership and management of hospitality properties. Co-founder of the following funds: LEM Mezzanine Fund, a fund making mortgage loans; Quaker Bio Venture, a private equity fund engaged in making health care and life science investments; Patriot Financial Partners, a private equity fund focused on community banks, thrifts and other financial service related companies; Versa Capital Management, a fund specializing in distressed and special situations, including restructurings and turnarounds, reorganizations and recapitalizations; Rubinstein Partners, a fund specializing in directing and managing value-added office real estate investments; and LBC Partners, a fund that provides middle market financing solutions through debt and co-investments.

Mr. Lubert has founded and serves as the principal executive of several investment funds that engage in the acquisition, financing and management of real estate and other diverse business enterprises. From his experience in these activities, Mr. Lubert brings to the Board of Trustees, among other things, a deep and pragmatic understanding of evaluating and structuring investments in real estate and other businesses, finance and capital markets and organizational strategy and development.

Donald F. Mazziotti(10) Age: 66 Trustee since: 2003	24,240	(11)	*

Community Development Director, City of Beaverton, Oregon since 2009. Principal, Development Equities & Advisories LLC (real estate development and consulting) since 2005. Senior Vice President, Urban and Mixed Use Development, Harsch Investment Properties, Portland, Oregon, from 2005 to 2007. Chief Executive Officer, Portland Development Commission, 2001 to 2005. Chief Information Officer, State of Oregon, 1998 to 2000. Chairman of Delta Development Group, Inc. (government relations, economic planning and management consulting) from 1995 to 1997. Chief Executive Officer of Delta Development Group, Inc. from 1988 to 1998. Director and audit committee member, Portland State University Foundation since 2008. Director and audit committee member, Portland Family of Funds Holdings Inc., an Oregon mutual benefit corporation from 2008 to 2012. Member of the board and audit committee member of privately-held United Fund Advisors, LLC from 2008 to 2012. Member of Crown American Realty Trust Board of Trustees from 1993 to 2003. Deputy Assistant Secretary of Transportation, USDOT, 1978 to 1981.

Prior to joining the Board of Trustees, Mr. Mazziotti served on the board of trustees of Crown American Realty Trust, which was merged into PREIT in 2003. Mr. Mazziotti’s experience on the board of trustees of Crown American Realty Trust combined with his extensive experience in state and municipal government, including relating to information technology, his work as a consultant in the area of real estate development and his service on the boards and audit committees of community organizations, adds to the competency of the Board of Trustees in the areas of real estate development, government oversight, regulation and policy, accounting, financial and information technology matters and strategic planning.

Nominees for the Office of Trustee	Shares Beneficially Owned on April 23, 2012(1)
Principal Occupation, Affiliations and Qualifications	Number		Percent of Class(2)
Mark E. Pasquerilla(10) Age: 52 Trustee since: 2003	315,114	(12)	*

President of Pasquerilla Enterprises, LP since 2006 and sole member of Pasquerilla Enterprises, LLC since 2006. Officer of Crown American Enterprises, Inc. since 1992 and director from 1992 to 2006. President and Chairman of Crown Holding Company and its various subsidiaries and affiliates from 1999 to 2006. Vice Chairman and President of Crown Holding Company from 1993 to 1999. Chairman of the Board of Trustees and Chief Executive Officer of Crown American Realty Trust from 1999 to 2003. Vice Chairman of Crown American Realty Trust from 1998 to 1999. President of Crown American Realty Trust from 1993 to November 2003. Director of AmeriServ Financial, Inc., AmeriServ Financial Bank, AmeriServ Life Insurance Company, and AmeriServ Associates, Inc. since 2001. Board member of Concurrent Technologies Corporation, a charitable organization, since 1990. Board member of Community Foundation for the Alleghenies, a charitable organization, since 1991. Board member of United Way of the Laurel Highlands, a charitable organization, since 2002. Advisory board member of University of Pittsburgh at Johnstown since 1988. Board member of Johnstown (Pennsylvania) Area Heritage Association; President of Greater Johnstown Regional Partnership; and Trustee of International Council of Shopping Centers from 2002 to 2005.

As the chairman and chief executive officer of Crown American Realty Trust at the time of its merger into PREIT in 2003, Mr. Pasquerilla brings to the Board a broad understanding of the retail real estate industry and knowledge of the properties acquired by PREIT from Crown American Realty Trust and the communities that they serve. Mr. Pasquerilla served as a trustee of the International Council of Shopping Centers, a leading trade organization, and is currently a director of a publicly-owned bank and on the boards of several community organizations. Mr. Pasquerilla’s competencies are derived from his business experience and community service activities, and include a knowledge of real estate acquisitions, finance and management, private and public capital markets, organizational development and strategic planning.

John J. Roberts Age: 67 Trustee since: 2003	20,216	(13)	*

Former Global Managing Partner and member of Leadership Team, PricewaterhouseCoopers LLP, completing a 35 year career with the firm in 2002. Director, Armstrong World Industries, Inc., Safeguard Scientifics, Inc. and Vonage Holdings Corp. Member of American Institute of CPAs. Former director of SICOR, Inc., Philadelphia First Corporation, Greater Philadelphia Chamber of Commerce, Urban Affairs Partnership, and University City Science Center. Former member of the advisory boards of the Kellogg School, Northwestern University, and the University of Southern California School of Accounting. Former trustee of Drexel University.

By reason of his 35-year career in public accounting, which included service as a senior executive with a global accounting firm, and his service on the boards and audit committees of other public companies, Mr. Roberts brings an exceptionally high level of accounting and audit expertise to the Board and the Audit Committee. His experience has also enabled Mr. Roberts to interact knowledgeably and effectively with PREIT’s independent auditors and with the accounting and finance personnel of PREIT. In addition, his experience as an accounting executive and as a board member of businesses in diverse industries and nonprofit organizations has given Mr. Roberts additional capabilities, including strategic planning and corporate governance.

Nominees for the Office of Trustee	Shares Beneficially Owned on April 23, 2012(1)
Principal Occupation, Affiliations and Qualifications	Number		Percent of Class(2)
George F. Rubin(14)(15) Age: 69 Trustee since: 1997	843,880	(16)	1.5%

Vice Chairman of PREIT since 2004. President and Secretary, PREIT Services, LLC and PREIT-RUBIN, Inc. from 1997 to 2004. Chairman of the Board of Thorncroft Therapeutic Horseback Riding, Inc. Trustee emeritus of Lafayette College. Former treasurer of the Philadelphia Vietnam Veterans Memorial Committee. Appointed by former President George W. Bush to the Veterans Committee on Education.

Mr. Rubin has been engaged in all aspects of real estate acquisition, development and management since joining The Rubin Organization following his military service. The Rubin Organization was acquired by PREIT in 1997, and Mr. Rubin serves as the principal executive of PREIT in the areas of property acquisition and disposition and ground-up development. He also serves as a member of the Office of the Chair. Mr. Rubin adds to the depth of the knowledge of the Board of Trustees concerning the core operations of PREIT, particularly regarding real estate investment and development and project planning and finance.

Ronald Rubin(14)(15) Age: 80 Trustee since: 1997	1,720,105	(17)	3.0%

Chairman of PREIT since 2001. Chief Executive Officer of PREIT since 1997. Chairman and Chief Executive Officer of The Rubin Organization, Inc. (renamed PREIT-RUBIN, Inc. upon acquisition by PREIT in 1997) from 1992 to 1997. Trustee of International Council of Shopping Centers. Past Chairman of Center City District and past Chairman of the Greater Philadelphia Chamber of Commerce. Director of PECO Energy Company, a subsidiary of Exelon Corporation. Director of the Regional Performing Arts Center. Past President of Jewish Federation of Greater Philadelphia. Co-Chairman of the National Museum of American Jewish History and served on the boards of the Franklin Institute, the Philadelphia Orchestra and the United Jewish Appeal.

Mr. Rubin has been engaged in real estate ownership, development and management for his entire adult life and is widely recognized as a leader in the industry. Prior to his election as Chief Executive Officer of PREIT, Mr. Rubin was chief executive officer of The Rubin Organization, which was acquired by PREIT in 1997. PREIT acquired The Rubin Organization, in significant part, to secure the leadership and extensive real estate industry knowledge, experience and relationships of Mr. Rubin and the team of executives that he had assembled. Mr. Rubin brings to the Board of Trustees extensive business experience, effective leadership and a vast knowledge of PREIT, its properties and the real estate industry.

Non-Trustee Executive Officers	Shares Beneficially Owned on April 23, 2012(1)
	Number		Percent of Class(2)
Jonathen Bell Age: 44	37,607	(18)	*

Senior Vice President of PREIT since 2007. Chief Accounting Officer of PREIT since 2006. Vice President-Financial Services of PREIT from 1999 to 2007. From 2003 to 2006, Corporate Controller of PREIT. From 1997 to 1999, controller of Washington REIT in Rockville, Maryland.

Bruce Goldman Age: 53	69,985	(19)	*

Executive Vice President and General Counsel of PREIT since 2002, and Secretary of PREIT since 2005. From 2001 to 2002, Senior Vice President-General Counsel of PREIT. From 2000 to 2001, Senior Vice President-Legal of PREIT. From 1997 to 2000, Vice President of New City Development, the development subsidiary of Mirage Resorts, Inc.

Jeffrey A. Linn Age: 63	91,225	(20)	*

Executive Vice President-Acquisitions of PREIT since 2001. From 1995 to 2001, Senior Vice President-Acquisitions of PREIT. Secretary of PREIT from 1995 to 2005.

Robert F. McCadden Age: 54	172,771	(21)	*

Executive Vice President and Chief Financial Officer of PREIT since 2004. From 2002 to 2004, Partner of KPMG LLP. From 1993 to 2002, Partner of Arthur Andersen LLP. Director of Independence Realty Trust, Inc. (multifamily real estate investment and management) since 2011.

All Trustees and executive officers as a group (16 persons)	5,010,750	(22)	8.7%

*	Less than one percent.

(1)	Unless otherwise indicated in the following footnotes, each trustee and executive officer has sole voting and investment power with respect to all such shares.

(2)	Based on 55,953,163 common shares of beneficial interest outstanding as of April 23, 2012.

(3)	Includes 146,474 shares that Mr. Cohen owns directly, 37,056 shares owned by an Indenture of Trust of which Mr. Cohen is a beneficiary, 243,944 shares owned by the Deed of Trust of Sylvan M. Cohen of which Mr. Cohen is a future beneficiary, 153,713 shares owned by the Sylvan M. Cohen Charitable Remainder Trust of which Mr. Cohen is a trustee and 5,000 shares subject to exercisable options. Mr. Cohen has shared voting and investment power with respect to the 153,713 shares owned by the Sylvan M. Cohen Charitable Remainder Trust.

(4)	Includes 248,010 shares that Mr. Coradino owns directly, 6,011 Class A units of limited partnership interest in PREIT Associates, L.P. that Mr. Coradino owns directly, 44,350 Class A units of limited partnership interest in PREIT Associates, L.P. held by Mr. Coradino’s spouse, 40,000 Class A units held by a grantor retained annuity trust of which Mr. Coradino is a trustee and Mr. Coradino’s spouse is a beneficiary, and 19,238 Class A units held by a trust of which Mr. Coradino’s spouse is a trustee and his child is a beneficiary. Class A units are redeemable for cash or, at PREIT’s option, for a like number of shares. Mr. Coradino disclaims beneficial ownership of the Class A units held by or for the benefit of his spouse.

(5)	Includes 14,014 shares that Mr. D’Alessio owns directly and 5,000 shares subject to exercisable options.

(6)	Includes 242,519 shares that Mr. Glickman owns directly and 46,708 Class A units of limited partnership interest in PREIT Associates, L.P. that are redeemable for cash or, at PREIT’s option, for a like number of shares.

(7)	Ms. Greco does not currently own any shares. If elected, Ms. Greco would become subject to our share ownership and retention guidelines for Non-Employee Trustees. She would also become eligible to receive future awards of restricted shares, which we have typically granted annually to our Non-Employee Trustees.

(8)	Includes 433,345 shares that Mr. Korman owns directly, 420 shares owned by Mr. Korman’s spouse, 116,531 shares held in trusts of which Mr. Korman is a co-trustee and 10,528 shares held in trusts of which Mr. Korman is a co-trustee and the sole beneficiary. Mr. Korman disclaims beneficial ownership of the 116,531 shares held in trusts of which Mr. Korman is a co-trustee and the 420 shares owned by Mr. Korman’s spouse.

(9)	Includes 17,157 shares that Mr. Lubert owns directly.

(10)	In accordance with the merger agreement between PREIT and Crown American Realty Trust in 2003, PREIT expanded the size of its Board of Trustees by two in December 2003 and elected Messrs. Pasquerilla and Mazziotti, who were members of Crown’s board at the time of the merger, to fill the vacancies created by the expansion.

(11)	Includes 7,257 shares that Mr. Mazziotti owns directly, 11,983 shares as to which Mr. Mazziotti shares voting and investment power with his spouse and 5,000 shares subject to exercisable options.

(12)	Includes 12,989 shares that Mr. Pasquerilla owns directly, 5,000 shares subject to exercisable options, 45,211 shares held by Marenrico Partnership, and 251,914 shares held by Pasquerilla, LLC, an entity controlled by Mr. Pasquerilla. All of the shares held by Pasquerilla, LLC are pledged as collateral to First Commonwealth Bank, 33,575 shares held by Marenrico Partnership are pledged as collateral to Merrill Lynch with respect to a margin account, and 4,901 shares held by Mr. Pasquerilla directly are in a pledged account with Merrill Lynch.

(13)	Includes 15,216 shares that Mr. Roberts owns directly and 5,000 shares subject to exercisable options.

(14)	In accordance with an agreement that PREIT entered into in connection with its 1997 acquisition of The Rubin Organization, Inc., the Board of Trustees of PREIT elected Ronald Rubin and George F. Rubin as trustees of PREIT in 1997 to fill vacancies created by the resignations of two former trustees. Ronald Rubin and George F. Rubin are brothers.

(15)	The employment agreements between PREIT and each of Ronald Rubin and George F. Rubin provide that, during the term of their respective employment agreements, the Board of Trustees shall nominate Ronald Rubin and George F. Rubin, respectively, as a candidate for election to the Board of Trustees at each annual meeting at which his term as a trustee is scheduled to expire.

(16)

Includes 208,244 shares that George Rubin owns directly, 97,999 shares held by a trust of which George Rubin is a trustee, 27,800 shares held by the Non-QTIP Marital Trust under the Will of Richard I. Rubin, of which Ronald Rubin and George Rubin are beneficiaries (the “Marital Trust”), 7,834 shares held by a trust of which George Rubin is a trustee and beneficiary, 5,750 shares held by trusts of which George Rubin is a trustee, 900 shares held by a trust, the beneficiary of which is George Rubin’s daughter, and 1,063 shares held by George Rubin’s spouse. George Rubin disclaims beneficial ownership of all the shares owned by his spouse and of all the shares held in trust, except for those shares held by a trust of which he is also a beneficiary. Also includes 494,290 Class A units of limited partnership interest in PREIT Associates, L.P. (86,934 of which are held by the Marital Trust and 184,118 of which are held by grantor retained annuity trusts of which George Rubin is a trustee) that are redeemable for cash or, at PREIT’s option, for a like number of shares. Excludes 5,227 Class A units held by Pan American Office Investments, L.P. George Rubin holds limited partnership interests in Pan American Office Investments, L.P.

(17)	Includes 641,144 shares that Ronald Rubin owns directly, 27,800 shares held by the Marital Trust, 5,000 shares held by a trust of which Ronald Rubin is a trustee and beneficiary, 8,584 shares held by trusts of which Ronald Rubin is a trustee, and 1,037,577 Class A units of limited partnership interest in PREIT Associates, L.P. that are redeemable for cash or, at PREIT’s option, for a like number of shares, 86,934 of which are held by the Marital Trust, 165,700 of which are held by grantor retained annuity trusts of which Ronald Rubin is a trustee and 5,227 of which are held by Pan American Office Investments, L.P. Ronald Rubin controls and holds substantial ownership interests in Pan American Office Investments, L.P.

(18)	Mr. Bell directly owns all 37,607 shares.

(19)	Mr. Goldman directly owns all 69,985 shares.

(20)	Mr. Linn directly owns 90,692 shares and shares voting and investment power with his spouse as to an additional 533 shares.

(21)	Mr. McCadden directly owns 154,127 shares and shares voting and investment power as to an additional 18,644 shares with his spouse.

(22)	Includes 3,380,760 shares held directly or indirectly, 28,750 shares subject to exercisable options and an aggregate of 1,601,204 Class A units of limited partnership interest in PREIT Associates, L.P. that are redeemable for cash or, at PREIT’s option, for a like number of shares. In certain instances, two trustees beneficially own the same shares because they share voting or investment power over the shares. These shares have been counted only once in this total. Also includes 13,907 shares owned by Dorrit Bern, a current trustee who is not standing for reelection, of which 10,157 are shares Ms. Bern owns directly and 3,750 are shares subject to options that are exercisable or that become exercisable within 60 days.

Required Vote

With respect to the election of trustees, assuming a quorum is present, and subject to the majority voting provisions of our corporate governance guidelines described below, the 12 nominees receiving the highest number of votes cast at the Annual Meeting will be elected trustees. If you mark your proxy as “Withhold Authority” in the election of any of the trustees, or if you give specific instructions that no vote be cast in the election of any of the trustees, the shares represented by your proxy will not be voted in the election of such trustee(s), but will count toward the establishment of a quorum.

Pursuant to PREIT’s corporate governance guidelines, if any nominee for trustee receives a greater number of “Withhold Authority” responses regarding his or her election than votes “FOR” his or her election, that nominee will be required to promptly tender his or her resignation to the Nominating and Governance Committee of the Board of Trustees following certification of the shareholder vote. The Nominating and Governance Committee of the Board of Trustees will consider the resignation offer and recommend to the Board of Trustees whether or not to accept it. The Board of Trustees (excluding such nominee) will act on the Nominating and Governance Committee’s recommendation within 90 days following certification of the shareholder vote. Thereafter, the Board of Trustees will promptly disclose its decision as to whether to accept the trustee’s resignation offer (and, if applicable, the reasons for rejecting the resignation offer) in a press release to be disseminated in the manner that PREIT’s press releases typically are distributed or by other means of public disclosure.

Any trustee tendering his or her resignation pursuant to the procedures described above will not participate in the Nominating and Governance Committee recommendation or any other action of the Board of Trustees regarding whether to accept the resignation. If each member of the Nominating and Governance Committee were to receive a majority of votes marked “Withhold Authority” in the same election, then the independent members of our Board of Trustees who did not receive a majority of votes marked “Withhold Authority” would appoint a committee among themselves (which may consist of some or all of them) to consider the resignations and recommend to the Board of Trustees whether to accept them.

Board Recommendation

Our Board of Trustees recommends that shareholders vote FOR the election of each of the individuals named in this Proxy Statement and nominated for election as trustees by our Board of Trustees.

PROPOSAL TWO—

ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, our shareholders have the opportunity to vote, on a non-binding basis, to approve the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with Securities and Exchange Commission disclosure rules.

We urge you to read the “Compensation Discussion and Analysis” section beginning on page 28 and the compensation tables and narrative discussion beginning on page 39 of this Proxy Statement. We believe that the compensation of our named executive officers should be approved for the following reasons:

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Compensation decisions are made by independent trustees, who are not part of management and comprise the Executive Compensation and Human Resources Committee (the “Compensation Committee”). These decisions result from a formal deliberative process, including advice from an independent compensation consultant selected by the Compensation Committee.

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The principal goals of the Compensation Committee are to ensure that the interests of our shareholders and the interests of our named executive officers are aligned and that our named executive officers are motivated to achieve established business objectives in an effort to maximize value for our shareholders. These goals are achieved in five principal ways: (i) limiting fixed, base salary so that the largest component of the compensation of a named executive officer consists of equity and incentive compensation; (ii) preferring equity compensation to cash compensation; (iii) conditioning the vesting of equity or equity based compensation on corporate performance and/or continued service to PREIT; (iv) tying annual cash incentives to operating performance, as measured principally by Funds From Operations (“FFO”), and taking into consideration additional relevant performance metrics; and (v) requiring named executive officers to own minimum stated amounts of our securities.

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The equity awards align the interests of our shareholders and our named executive officers by encouraging officers to focus on corporate performance in an effort to generate an increase in share value. Accordingly, performance-based awards have expired without issuance of shares when total return to shareholders (“TRS”) thresholds have not been achieved for the relevant periods and, conversely, performance shares have been issued in connection with long-term incentives when TRS thresholds have been met or surpassed.

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The annual cash incentive opportunity awards for our named executive officers are earned primarily based upon the achievement of FFO goals in the business plan approved by our Board, subject to discretion held by the Compensation Committee to adjust those goals or the payments made with respect to the awards, if appropriate. FFO is the most prominent measure of REIT operating performance. As discussed in “Compensation Discussion and Analysis,” the Compensation Committee exercised its discretion to lower the amounts paid to our named executive officers pursuant to the 2011 cash incentive opportunity awards. As a result, the aggregate amount of the cash incentive awards to our named executive officers for 2011 was reduced by $1,086,827 from the amount that otherwise would have been payable.

We seek the approval of the resolution set forth below:

“RESOLVED, that the shareholders of PREIT approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement for the 2012 Annual Meeting of the Shareholders pursuant to the applicable disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2011 Summary Compensation Table and the other related tables and accompanying narrative.”

This “say on pay” vote is advisory, and is not binding on PREIT, the Board or the Compensation Committee. However, we value the opinions of our shareholders and the Compensation Committee will consider the results of the vote on the resolution and evaluate whether any actions in response to the vote are necessary in connection with future compensation determinations.

Board Recommendation

Our Board of Trustees recommends that shareholders vote FOR the advisory approval of the Company’s executive compensation as disclosed in this Proxy Statement.

PROPOSAL THREE—

APPROVAL OF THE SECOND AMENDED AND RESTATED

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST 2003 EQUITY INCENTIVE PLAN

On April 26, 2012, PREIT’s Board of Trustees, upon recommendation of its Compensation Committee, approved the Second Amended and Restated Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan (the “Second Restated Plan”), subject to shareholder approval at the Annual Meeting. The Second Restated Plan was adopted by the Board of Trustees to increase the number of PREIT common shares available under the existing Amended and Restated Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan (as currently in effect, the “Existing Plan”), and to make certain additional changes discussed below. The original PREIT 2003 Equity Incentive Plan (the “Original Plan”) was adopted by PREIT’s Board of Trustees on July 24, 2003, was amended by PREIT’s Board of Trustees on September 30, 2003 and was approved by PREIT’s shareholders, as amended, on November 11, 2003. The Original Plan was further amended by PREIT’s Board of Trustees on December 20, 2007, December 23, 2008 and on April 19, 2010. In connection with the 2010 amendment, the Original Plan was restated as the Existing Plan. If the Second Restated Plan is not adopted by our shareholders, the Existing Plan will remain in effect. Set forth below is a general description of the Second Restated Plan. The description is qualified in its entirety by reference to the Second Restated Plan, which is attached as Appendix A to this Proxy Statement.

The objective of the Second Restated Plan, like the Existing Plan, is to advance the long-term interests of PREIT and our shareholders by strengthening PREIT’s ability to attract and retain key individuals who have the desired training, experience and expertise. The goal is also to furnish additional incentives to such key individuals to promote PREIT’s success by providing them with an equity ownership interest in PREIT and/or cash awards based on equity in PREIT. The Board of Trustees has adopted the Second Restated Plan and submitted it to the shareholders in this proposal because the number of shares remaining available under the Existing Plan is insufficient to continue to accomplish the objectives of the Original Plan and the Existing Plan.

Changes in the Second Restated Plan as Compared to the Existing Plan and Key Features of the Second Restated Plan

Increase in Shares Available under the Second Restated Plan. The Original Plan made 2,500,000 shares available for grant and delivery beginning in 2003, subject to any future adjustments for share splits and similar events. At the 2010 Annual Meeting, shareholders approved an amendment to the Original Plan that increased the number of shares available under the Original Plan by 900,000 shares, bringing the number of shares available under the Existing Plan at that time to 1,270,835 shares.

As of April 23, 2012, there were 503,352 shares remaining available under the Existing Plan. (As of the record date of April 9, 2012, there were 684,096 shares remaining available under the existing plan.) If approved by the shareholders, the Second Restated Plan will increase the number of shares available for grant and delivery by 1,750,000 shares, and there will be 2,253,352 shares available for grant and delivery under the Second Restated Plan. This number of shares is intended to satisfy PREIT’s employee and trustee equity award needs for the next few years.

As of April 23, 2012, the maximum aggregate number of shares available for future grants under all PREIT equity incentive plans was 516,352. Under all of PREIT’s equity incentive plans, in the aggregate, there were 830,080 unvested restricted shares outstanding (as of April 9, 2012, there were 649,366 unvested restricted shares outstanding), and outstanding options to purchase 30,932 shares. The weighted average exercise price of these options is $29.23, and the weighted average remaining term is 2.75 years.

As of April 23, 2012, there were 55,953,163 shares of PREIT outstanding, and there were 2,309,118 units of limited partnership interest in PREIT Associates, L.P., PREIT’s operating partnership, outstanding, which are redeemable for cash or, at PREIT’s option, for a like number of shares. (The same number of units were outstanding on April 9, 2012.)

As described under “Compensation Discussion and Analysis,” in 2010, the Board of Trustees established the 2010-2012 RSU Program. The RSUs represent the right to earn common shares in the future depending on PREIT’s performance in terms of total return to shareholders (as defined in the RSU Program) for the three year period ending December 31, 2012 (the “Measurement Period”) relative to the total return to shareholders for the applicable Measurement Period of companies comprising an index of real estate investment trusts (the “Index REITs”). Dividends are deemed credited to the participants’ RSU accounts and are applied to “acquire” more RSUs for the account of the participants. If earned, awards will be paid in common shares in an amount equal to the applicable percentage of the number of RSUs in the participant’s account at the end of the applicable Measurement Period. If the Measurement Period had ended on March 31, 2012, PREIT would have met the objective for the 2010 RSU grants at a level resulting in an award of shares equal to 150% of the number of RSUs, which would have resulted in the issuance of approximately 510,000 shares in the aggregate. The Board of Trustees has also established a 2011-2013 RSU Program and a 2012-2014 RSU Program. If the Measurement Period for the 2011-2013 RSU Program had ended on March 31, 2012, PREIT would have met the objective for the 2011 RSU grants at a level resulting in an award of shares equal to 90% of the number of RSUs, which would have resulted in the issuance of approximately 200,000 shares in the aggregate. The actual number of shares to be issued in respect of the RSUs depends on PREIT’s total return to shareholders relative to that of the Index REITs for the applicable Measurement Period, and cannot be determined, and shares will not be issued, until after the end of the respective Measurement Periods.

Extension of the Plan Term. The Existing Plan does not permit the grant of Incentive Stock Options (“ISOs”) after July 3, 2020. If approved by the shareholders, no awards will be issued under the Second Restated Plan after June 7, 2022, which is the tenth anniversary of the 2012 Annual Meeting of Shareholders, absent approval by the shareholders of a further extension of the Second Restated Plan.

Change in Control Provisions. As under the Existing Plan, the Second Restated Plan provides that a change in control of PREIT requires the consummation of a transaction, not just the approval of a transaction by shareholders.

No Repricing. The Second Restated Plan extends the prohibition under the Existing Plan that prevents the reduction of the exercise price of any granted share options to also apply to share appreciation rights, the exercise price (i.e., its starting value) of which cannot be lowered without shareholder approval.

No Discount Awards. As under the Existing Plan, awards under the Second Restated Plan that have an exercise price will not be granted with an exercise price less than the fair market value on the date of grant.

Burn Rate

In pursuit of the goal of the Second Restated Plan, when the Board of Trustees and the Compensation Committee make equity or equity-related awards to key individuals, they take into consideration the potential of such awards to have a dilutive effect on existing shareholders of PREIT. One view of the potential dilution considered by the Compensation Committee is the methodology utilized by Institutional Shareholder Services, or ISS. ISS looks at a company’s “burn rate,” which is the adjusted number of full value shares awarded plus the number of options, divided by the weighted average common shares outstanding and, in PREIT’s case, OP units outstanding at fiscal year end. ISS’s adjustment takes full value awards and converts them to an equivalent number of options by applying a multiplier based on the company’s annual share price volatility. Specifically, the ISS methodology compares a company’s average three year burn rate as so determined to the mean three year average burn rate plus one standard deviation for the company’s industry (for Russell 3000 companies, in our case), or to 2.0% of the weighted average shares outstanding.

As shown in the following table, our three year average burn rate calculated using ISS’s methodology was 1.70%, compared to 2.34% for our industry, and thus our burn rate was within the limits specified in the ISS methodology. The following table shows the number of time based shares granted plus the number of performance based shares actually earned, as adjusted, divided by the weighted average shares and OP units outstanding at year end for each year.

Year	Options Granted	Time Based Shares Granted	Performance Based Shares Earned	Adjusted Total(1)	Weighted Average Number of Common Shares and OP Units Outstanding	Burn Rate
2011	0	358,234	0	537,351	57,470,000	0.94%
2010	0	519,086	0	778,629	53,473,000	1.46%
2009	5,000	777,274	0	1,170,911	43,233,000	2.71%
Average						1.70%

(1)	Full value awards, such as time based restricted shares, are adjusted in this methodology with a multiplier based on share price volatility, which for the most recent measurement period was 1.5 option shares for each 1 full value share.

Summary of the Second Restated Plan

Purpose. As noted above, the objective of the Second Restated Plan is (i) to advance the long-term interests of PREIT and our shareholders by strengthening PREIT’s ability to attract and retain key individuals who have the desired training, experience and expertise, and (ii) to furnish additional incentives to such key individuals to promote PREIT’s success by providing them with an equity ownership interest in PREIT and/or cash awards based on equity in PREIT.

Eligible Participants. Non-employee trustees, officers and other employees of PREIT and our related corporations and subsidiary entities are eligible for awards under the Second Restated Plan. However, non-employee trustees and other individuals who are not employees of PREIT itself or a related entity are not eligible to receive ISOs under the Second Restated Plan. Currently, eight non-employee trustees, eight executive officers and approximately 649 employees of PREIT and our related corporations and subsidiary entities are potentially eligible for awards.

Maximum Number of Shares. Subject to any future adjustments for share splits and similar events, the total number of shares (issued pursuant to options, restricted shares, performance shares or otherwise) that may be issued under the Second Restated Plan is 5,150,000, of which 2,253,352 would remain available for grant and delivery under the Second Restated Plan, subject to the terms of the Second Restated Plan. No officer or other key employee may receive options, performance shares and/or share appreciation rights for more than 250,000 shares during any calendar year under the Second Restated Plan. If an award that requires exercise by the participant in order for shares to be delivered terminates without having been exercised in full, if an award payable in cash or shares is paid in cash rather than in shares, if any shares that are subject to an award are forfeited or if any shares are remitted from, or not delivered to, a participant because the shares are used or withheld for the payment of withholding taxes on or the satisfaction of the exercise price of an award, then the number of shares as to which such award was not exercised, for which cash was paid in lieu thereof, which were forfeited or which were remitted or withheld for the payment of withholding taxes or in satisfaction of the award’s exercise price, will continue to be available for future awards.

Types of Awards. PREIT may make the following types of awards to participants under the Second Restated Plan:

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Options. The Second Restated Plan permits the Compensation Committee to grant options that qualify as ISOs under the Internal Revenue Code (the “Code”), and nonqualified stock options, or NQSOs, that do not so qualify. Only officers or other key employees of PREIT or a related corporation may receive

ISOs. The Compensation Committee also determines the exercise price of each option; however, the exercise price of an ISO or an NQSO may not be less than 100% of the fair market value of the underlying shares on the date of grant (110% in the case of an ISO granted to a greater-than-10% shareholder). The exercise price of any option may not be less than the par value of a PREIT common share. The Compensation Committee may not reduce the exercise price of an option after it is granted without shareholder approval. For more information regarding prohibitions on repricing, see “No Repricing; No Dividend Equivalents” below.

The term of each option will be fixed by the Compensation Committee, but may not exceed 10 years from the date of grant (five years in the case of an ISO granted to a greater-than-10% shareholder). The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Compensation Committee.

The exercise price of an option granted under the Second Restated Plan must be paid in full in cash or by check, bank draft, or money order or, if the terms of the option permit, by shares that have been held by the participant for a period of time as required to be considered “mature” for accounting purposes, by delivery of an irrevocable instruction to a broker to sell a portion of the shares that will be acquired upon exercise and to deliver promptly to PREIT the proceeds of such sale to pay the exercise price, by any combination of the foregoing or by such other means as the Compensation Committee may approve.

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Share Appreciation Rights. The Compensation Committee may grant share appreciation rights, either alone or in tandem with options, entitling the participant upon exercise to receive an amount in cash and/or shares (as determined by the Compensation Committee), measured by the increase since the date of grant in the value of the shares covered by such right. The term of each share appreciation right may not be more than 10 years. The exercise price of a share appreciation right may not be less than 100% of the fair market value of a PREIT common share on the date of grant. Share appreciation rights granted in tandem with options will be exercisable only at such time(s), and to the extent, that the related option is exercisable and will terminate upon the exercise of the related option. The Compensation Committee may accelerate the date(s) on which share appreciation rights not granted in tandem with options may be exercised. The Compensation Committee may not reduce the exercise price of a share appreciation right after it is granted without shareholder approval. For more information regarding prohibitions on repricing, see “No Repricing; No Dividend Equivalents” below.

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Restricted Shares. The Compensation Committee may grant shares to participants without payment, but subject to such restrictions as the Compensation Committee may determine (including the requirement that the participant meet certain individual performance goals and/or that PREIT meet certain corporate performance goals; see “Performance Shares” below for the business criteria that may be used by the Compensation Committee to create the measures for the performance goals). The Compensation Committee may accelerate the date(s) on which the restrictions will lapse. Prior to the lapse of restrictions on time based restricted shares, the participant will have voting and dividend rights with respect to the shares, unless the Compensation Committee determines otherwise.

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Performance Shares. The Compensation Committee may grant awards entitling a participant to receive shares without payment, provided that certain performance goal(s) are met. Prior to the determination as to whether performance goals are met, the participant will not receive dividends with respect to the performance shares. The awards may be in the form of restricted share units (“RSUs”). The Compensation Committee will use one or more of the following business criteria to create the measures for the performance goals for awards intended to satisfy the requirements for exemption from the tax deductibility requirements of Section 162(m) of the Code: funds from operations, total return to shareholders, return on assets, return on net assets, asset turnover, return on equity, return on capital, market price appreciation of shares, economic value added, net income, pre-tax income, earnings per share, operating profit margin, net income margin, sales margin, cash flow, market share, inventory turnover, sales growth, capacity utilization, increase in customer base, environmental health and safety, diversity, and/or quality. The business criteria may be expressed in absolute terms or relative to the performance of other individuals or companies or an index.

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Contract Shares. The Compensation Committee may grant awards entitling a participant to receive shares without payment, provided the participant continues to provide services to PREIT or to one of PREIT’s subsidiary entities through the date specified in the award agreement. In such case, delivery of the shares will be conditioned on the participant’s continuous provision of services through the date specified.

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Bonus Shares. The Compensation Committee may grant awards entitling a participant to receive shares without payment as a bonus for services rendered by the participant to PREIT or to one of PREIT’s subsidiary entities.

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Dividend Equivalent Rights. The Compensation Committee may grant awards that entitle the participant to receive a benefit in lieu of cash dividends that would be payable on any or all shares subject to another award granted to the participant, or that would be payable on a number of notional shares unrelated to any other award, in either case had such shares been outstanding, provided that dividend equivalents that vest based upon achievement of performance goals will be earned only to the extent such goals are met.

New Plan Benefits. The amounts that will be awarded under the Second Restated Plan cannot currently be determined because awards made by the Compensation Committee are based on several factors, as described in “Additional Information—Executive Compensation—Compensation Discussion and Analysis.”

Transferability. No ISO granted under the Second Restated Plan may be transferred other than by will or by the laws of descent and distribution. No award other than an ISO may be transferred, except as permitted in the participant’s award agreement or by will or the laws of descent and distribution. During a participant’s lifetime, an award requiring exercise may be exercised only by the participant (or in the event of the participant’s incapacity, the person(s) legally appointed to act on the participant’s behalf).

Treatment of Awards upon Termination of Employment or Service. If a participant’s employment or service terminates for any reason, including death or disability, all options and share appreciation rights then held by the participant that were not exercisable immediately prior to such termination of employment or service will terminate on that date. Upon a termination of employment or service due to death or disability, exercisable options or share appreciation rights that were exercisable will remain exercisable for one year from the date of termination. Upon a termination of employment or service for any other reason, options or share appreciation rights that were or become exercisable will generally continue to be exercisable for three months. Notwithstanding the post-termination exercise periods described above, no option or share appreciation right may be exercised beyond its original term.

If the employment or service of a participant who holds restricted shares is terminated for any reason, including death or disability, prior to the lapse of the restrictions, the participant must forfeit the restricted shares to PREIT. Rights under a performance award, contract shares and dividend equivalent rights to which a participant has not become irrevocably entitled will terminate upon the participant’s death, retirement, or other termination of employment or service with PREIT.

Notwithstanding the provisions described above, the Compensation Committee may, in the applicable award agreement, a participant’s employment agreement or otherwise, provide for different treatment of the effect of termination on outstanding awards.

Adjustments in Shares. In the event of a share dividend, share split, reverse split, or similar change in the capitalization of PREIT, proportionate adjustments will be made to the maximum number of shares that may be delivered under the Second Restated Plan, the exercise price of and number of shares subject to outstanding awards and the maximum number of shares subject to options or share appreciation rights granted to a single employee during any calendar year.

No Repricing; No Dividend Equivalents. Repricing of options and share appreciation rights is not permitted without the approval of our shareholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (1) changing the terms of an option or a share appreciation right to lower its exercise price (other than on account of capital adjustments, as described in “—Adjustments in Shares,” above); (2) any other action that is treated as a “repricing” under generally accepted accounting principles; and (3) repurchasing for cash or canceling an option or share appreciation right in exchange for another award at a time when its exercise price is greater than the fair market value of the underlying shares, unless the cancellation and exchange occurs in connection with an event described in “—Certain Corporate Transactions” below. Neither Options nor share appreciation rights may earn dividend equivalents.

Certain Corporate Transactions. In the event of a corporate transaction (such as, for example, a merger, consolidation, acquisition of property or shares, separation, reorganization or liquidation), each outstanding award will be assumed by the surviving or successor entity. However, in the event of a proposed corporate transaction, the Compensation Committee may terminate all or a portion of any outstanding award, effective upon the closing of the corporate transaction, if it determines that doing so is in the best interest of PREIT. If so, the Compensation Committee will give each participant holding an option or a share appreciation right to be terminated not less than seven days’ notice prior to the termination, and any option or share appreciation right that is to be terminated may be exercised (to the extent it is then exercisable) before the termination. Further, in the event of a corporate transaction, the Compensation Committee, in its discretion, may (1) accelerate the date on which options and share appreciation rights become exercisable, (2) remove restrictions from the outstanding restricted shares, (3) cause the delivery of any performance shares, even if the associated performance goals have not been met, (4) cause the delivery of any contract shares, even if the dates specified in the participant’s award agreement have not been reached, and/or (5) cause the payment of any dividend equivalent rights. The Compensation Committee may, in lieu of the action described above, arrange to have the surviving or acquiring entity grant to participants a replacement award substantially equivalent to the award.

Withholding Requirements. The Compensation Committee may require that the participant either remit to PREIT an amount necessary to satisfy the withholding requirements arising in connection with the grant, exercise or settlement of awards or make other satisfactory arrangements (including, if the Compensation Committee so permits, the remittance of shares in connection with, or the holding back of shares from, payments under the award).

Discontinuance, Cancellations, Amendment and Termination. The Compensation Committee may at any time discontinue granting awards under the Second Restated Plan. The Board of Trustees may at any time amend the Second Restated Plan for any purpose, or may at any time terminate the Second Restated Plan, except that the following amendments may not be made without the approval of the shareholders of PREIT: (1) an increase in the maximum number of shares with respect to which ISOs may be granted under the Second Restated Plan, (2) a change in the class of employees eligible to receive ISOs under the Second Restated Plan, (3) an extension of the duration of the Second Restated Plan, (4) any amendment to the Second Restated Plan requiring shareholder approval under the $1 million deduction limit on compensation in Section 162(m) of the Code, and (5) any amendment to the Second Restated Plan requiring shareholder approval under applicable New York Stock Exchange rules or as required by any other applicable law, rule or regulation. Further, the Compensation Committee may amend any outstanding award (other than an amendment that would lower the exercise price of an option or lower the starting value of a share appreciation right), provided that no such amendment may adversely affect the rights of any participant without the participant’s consent.

Market Value. As of May 3, 2012, the per share closing sale price of PREIT common shares on the New York Stock Exchange was $15.01.

Certain Tax Matters. The following is a brief summary of the principal federal income tax consequences under current law of awards under the Second Restated Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences or withholding and other payroll tax matters.

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Incentive Stock Options. If the requirements of Section 422 of the Code are met, an optionee recognizes no income upon the grant or exercise of an ISO (except that the spread at the time of exercise of an ISO is treated as a preference item for alternative minimum tax purposes). The optionee will recognize ordinary income, however, in the event of a “disqualifying disposition” (which is, generally, a disposition within 12 months of the date of exercise or 24 months of the grant of the ISO) of shares acquired pursuant to the exercise of the ISO.

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Nonqualified Stock Options. To the extent options, when granted, are NQSOs, or to the extent options, when granted, are intended to be ISOs but fail to qualify as such, an optionee recognizes no income at the time the NQSO is granted. Upon exercise of the NQSO, the optionee recognizes ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of the PREIT common shares subject to the option over the exercise price.

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Share Appreciation Rights. A recipient of share appreciation rights will generally recognize ordinary income on account of those rights at such time as the recipient receives cash or an issuance of shares pursuant to the rights. The amount of that income will equal the amount of cash or the fair market value of the shares at that time, as the case may be.

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Restricted Shares. If a recipient of restricted shares files with the Internal Revenue Service an election under Section 83(b) of the Code within 30 days of the grant of the shares, the recipient will generally recognize ordinary income equal to the fair market value of those shares as of the date of grant. Alternatively, if the recipient chooses not to file such an election, the recipient will instead recognize ordinary income at such time, if any, as the risk of forfeiture with respect to the shares lapses, and the amount of that income will equal the fair market value of the shares at that time.

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Performance, Contract and Bonus Shares. A recipient of performance, contract or bonus shares will generally recognize ordinary income equal to the fair market value of those shares as of the date that the recipient receives them.

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Tax Consequences to PREIT. PREIT Associates, L.P. will generally be entitled to compensation expense deductions that correspond in timing and amount to the ordinary income recognized by the recipients of awards under the Second Restated Plan, regardless of which kinds of awards are involved. PREIT will be entitled to its allocable share of any such deductions. In the case of certain executive officers of a public company, Section 162(m) of the Code will disallow a deduction for compensation expense over $1 million that is paid to any one such individual in a single year, excluding, among other things, performance-based compensation. Such a disallowance should not apply, however, to the compensation expense deductions resulting from the Second Restated Plan, because those deductions are deductions of PREIT Associates, L.P., not PREIT, and they relate to compensation of employees of PREIT Associates, L.P. and its subsidiaries. Moreover, the compensation attributable to options, share appreciation rights and certain other awards granted under the Second Restated Plan would also qualify as performance-based compensation and therefore not be subject to the $1 million deduction limit even if that limit were otherwise applicable.

Required Vote

Assuming a quorum is present, the proposal to approve the Second Amended and Restated Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan will be approved if a majority of the shares present in person or by proxy and casting a vote on this proposal vote “FOR” the proposal. In addition, under NYSE listing requirements, the proposal will only be approved if a majority of the shares outstanding and entitled to vote on the proposal are cast. For purposes of the foregoing, abstentions and broker non-votes shall not be deemed to be votes cast.

Board Recommendation

Our Board of Trustees recommends that shareholders vote FOR the approval of the Second Amended and Restated Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan.

PROPOSAL FOUR—

AMENDMENT TO OUR TRUST AGREEMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES

The Proposed Amendment

The Company’s Trust Agreement currently authorizes the issuance of up to 100,000,000 shares of beneficial interest, and up to 25,000,000 Preferred Shares. The Board of Trustees recommends that the Company’s shareholders approve an amendment to Paragraph 8 of the Company’s Trust Agreement to increase the total number of authorized shares of beneficial interest, other than Preferred Shares, from 100,000,000 to 200,000,000. The number of authorized Preferred Shares would remain 25,000,000. No other change will be made to the Trust Agreement on the basis of this Proposal.

The following is the text of the first sentence of Paragraph 8 of the Company’s Trust Agreement, as proposed to be amended:

The beneficial interests in PREIT, in addition to Preferred Shares issued pursuant to the following paragraph of this Paragraph 8 and Excess Shares issued pursuant to Paragraph 9.C that may be outstanding, shall be divided into a maximum of Two Hundred Million (200,000,000) shares outstanding at any time, each having a par value of $1.00 per share (herein referred to as “Shares”).

Reasons for the Proposed Amendment

As of the record date, there were 55,772,419 common shares of beneficial interest outstanding. In addition, in April 2012, we closed a public offering of 4,600,000 preferred shares, including the underwriters’ full exercise of their option to purchase additional preferred shares. A feature of the preferred shares we sold is that, if there is a change of control of the Company, after which neither we nor the acquiring or surviving entity has a class of common securities listed on the New York Stock Exchange or another exchange or quotation system, holders of these preferred shares will have the right to convert some or all of their preferred shares into common shares, subject to a limit on the maximum number of common shares that may be issued upon such conversion. In connection with this feature, a total of 25,640,860 common shares have been reserved for potential issuance to holders of preferred shares in the event of a change of control. There are also 2,309,118 shares reserved for redemption of units of limited partnership interest in our operating partnership, 516,352 shares reserved for issuance pursuant to future grants under the Company’s equity incentive and nonemployee trustee plans, 1,750,000 shares that will similarly be reserved for such issuance if shareholders approve Proposal Three, and 1,166,430 shares reserved for issuances under our Dividend Reinvestment and Share Purchase Plan and our Employee Share Purchase Plan. There are also 3,006,809 shares reserved for issuance upon conversion of our Exchangeable Notes; however, we intend to repay in full the Exchangeable Notes upon their maturity in June 2012, and upon the repayment, the shares reserved in connection with the Exchangeable Notes will no longer be reserved. Taking all of this into account, the Company has only approximately 10,000,000 shares available for all of its near term purposes.

The Board of Trustees is recommending this increase in the authorized common shares primarily to give the Company the flexibility to issue common shares for future corporate needs, or to reserve such shares for potential future issuance. As a general matter, the Board of Trustees would be able to authorize the Company’s issuance of these additional common shares in its discretion from time to time, subject to and as limited by any rules or listing requirements of the New York Stock Exchange or of any other then applicable securities exchange and without further action or approval of the shareholders. The Board’s discretion, however, would be subject to any other applicable rules and regulations in the case of any particular issuance or reservation for issuance, which might require the shareholders to approve such transaction.

The newly authorized common shares would be issuable for any proper corporate purpose, including capital-raising or financing transactions or future acquisitions involving common shares, convertible securities including preferred shares, operating partnership units or other equity securities, share splits, share dividends and current or future equity compensation plans. The Board believes these additional common shares will provide the

Company with needed flexibility to issue or reserve common shares in the future without the potential expense or delay incident to obtaining shareholder approval for any particular issuance. Under the current Trust Agreement, shareholders do not have preemptive rights with respect to the shares, which means that current shareholders do not have a prior right to purchase any newly issued shares to maintain their proportionate ownership percentage. The Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of any of the additional common shares that would be authorized by the proposed amendment.

Potential Adverse Effects of Amendment

Future issuances of common shares or securities convertible into common shares could have a dilutive effect on the Company’s FFO, earnings per share, book value per share and the voting power and interest of current shareholders. In addition, the availability of additional common shares for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions it deems to be consistent with its fiduciary duties.

Effectiveness of Amendment

If the amendment is approved by the shareholders, it will become effective upon filing the amendment with the Pennsylvania Department of State, which we would file promptly if this Proposal Four is approved by our shareholders.

Required Vote

Assuming a quorum is present, the proposal to approve the amendment to our Trust Agreement to increase the number of authorized shares of beneficial interest from 100,000,000 to 200,000,000 will be approved if a majority of the shares present in person or by proxy and casting a vote on this proposal vote “FOR” the proposal.

Board Recommendation

Our Board of Trustees recommends that shareholders vote FOR the approval of the amendment of the Trust Agreement to increase the number of authorized shares of beneficial interest from 100,000,000 to 200,000,000.

PROPOSAL FIVE—

RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The Audit Committee of the Board of Trustees has selected KPMG LLP as PREIT’s independent auditor to perform the audit of our financial statements for 2012. KPMG is a registered independent public accounting firm and served as our independent auditor for the year ended December 31, 2011. A representative of KPMG is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will be given an opportunity to make a statement, if the representative so desires.

Although shareholder ratification of our selection of KPMG as our independent auditor is not required by our by-laws or otherwise, the Board of Trustees is submitting the selection of KPMG to our shareholders for ratification as a matter of good corporate practice. Despite ratification, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of PREIT. If KPMG is not ratified, the Audit Committee, in its discretion, may select as our independent auditor any registered public accounting firm that it determines would be in the best interest of PREIT.

Board Recommendation

The Audit Committee of our Board of Trustees recommends that shareholders vote FOR the ratification of PREIT’s selection of KPMG as PREIT’s independent auditor to perform the audit of our financial statements for 2012.

PROPOSAL SIX—

OTHER MATTERS

PREIT’s management knows of no matters other than those stated above to come before the meeting. However, if any other matters properly come before the meeting, the enclosed proxy confers discretionary authority with respect to those matters.

ADDITIONAL INFORMATION

Executive Compensation

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis (“CD&A”) focuses on the compensation of our named executive officers: Ronald Rubin, Chairman and Chief Executive Officer; Edward A. Glickman, President and Chief Operating Officer; George F. Rubin, Vice Chairman; Joseph F. Coradino, Executive Vice President-Retail and President, PREIT Services, LLC and PREIT-RUBIN, Inc.; and Robert F. McCadden, Executive Vice President and Chief Financial Officer. In 2011, Ronald Rubin, Edward A. Glickman, George F. Rubin and Joseph F. Coradino also constituted the Office of the Chair.

Each of the named executive officers has an employment agreement, which is described in this Proxy Statement under “Employment Agreements” beginning on page 40. The employment agreements establish their minimum base salaries and eligibility to participate in cash incentive and equity programs in 2011 as determined by the Compensation Committee.

Effective as of the 2012 Annual Meeting, the Board of Trustees has appointed Joseph F. Coradino to become Chief Executive Officer, succeeding Ronald Rubin, who will be retiring as Chief Executive Officer, but remaining as Executive Chairman. Joseph F. Coradino and Ronald Rubin have recently entered into amended employment agreements in connection with their changing roles with PREIT.

Executive Summary

The principal goals of the Compensation Committee are to ensure that the interests of our shareholders and our named executive officers are aligned and that our named executive officers are motivated to achieve established business objectives to maximize value for our shareholders. These goals are achieved in five principal ways: (i) limiting fixed, base salary so that the largest component of compensation of a named executive officer consists of equity and incentive compensation; (ii) preferring equity compensation to cash compensation; (iii) conditioning the vesting of equity or equity based compensation on corporate performance and/or continued service to PREIT; (iv) tying annual cash incentives to operating performance, as measured principally by Funds From Operations (“FFO”), but also considering additional relevant performance metrics; and (v) requiring named executive officers to own minimum stated amounts of our securities.

The Compensation Committee believes that long-term equity awards are particularly well-suited for aligning the interests of our shareholders and our named executive officers and for promoting retention. Compensation in the form of equity earned over a multiple-year period helps to ensure that the named executive officers focus on corporate performance that enhances the value of our shares. These objectives are further enhanced by our share retention guidelines, which require our executives to own meaningful amounts of our shares. Consistent with the Compensation Committee’s philosophy, base salaries rose just 2.0% in 2011 for all named executive officers other than the CEO, whose base salary, at his request, did not increase during this period. In order that the Compensation Committee can continue to emphasize equity compensation, we are including a proposal for approval by our shareholders at the 2012 Annual Meeting to replenish the shares available for issuance under our Second Amended and Restated 2003 Equity Incentive Plan.

The 2011 long term equity program consisted of two components. The first component consisted of the grant of restricted share units, or RSUs, that vest and under which shares are issued based upon the TRS of PREIT during the three-year period ending December 31, 2013 relative to the TRS of companies in a broad REIT index. The second component consisted of restricted shares that vest in equal, annual installments over a three-year period, provided that the recipient of the restricted shares is an employee on the vesting date. These time based restricted share grants are intended to retain the services of the officers over the longer term by providing predictable awards for continued service.

The Compensation Committee believes that annual cash incentive opportunity awards further align the interests of our shareholders and our named executive officers by rewarding achievement of key operational goals. The 2011 cash incentive awards provided opportunities for the named executive officers to receive cash payments equal to varying percentages of their base salaries based primarily upon achievement of FFO per share relative to our business plan. The Compensation Committee had the discretion to adjust the threshold, target and outperformance levels of FFO established under the awards if, in the judgment of the Compensation Committee, our reported FFO did not reflect our performance in 2011 due to unusual or non-recurring transactions or occurrences. In addition, the Compensation Committee retained the ability, but was not obligated, to determine that up to 20% of the cash opportunity awards should be based on one or more supplemental business performance factors other than FFO. As discussed later in this CD&A, the Compensation Committee exercised its discretion with respect to the 2011 awards to reduce the payments that would have been made based solely on our reported FFO for 2011. As a result, the aggregate amount of the cash incentive opportunity awards to our named executive officers for 2011 were reduced by $1,086,827 from the amount that otherwise would have been payable.

The Compensation Committee believes that our compensation program has successfully aligned the interests of our shareholders with the interests of our named executive officers, as reflected by:

•	constraints on base salary increases;

•	the emphasis on equity awards, combined with the requirement that equity received by the named executive officers under the awards be retained in accordance with policies discussed later in this CD&A;

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the expiration of performance based equity awards without issuance of shares when TRS thresholds have not been achieved for the relevant measurement periods and, conversely, the issuance of shares in connection with long-term incentives when TRS thresholds have been achieved;

•	the grant of annual cash opportunity awards tied principally to FFO per share, the core measure of our operating performance; and

•	the exercise of judgment by the Compensation Committee to reduce the payments under the annual cash opportunity awards in 2011 to more appropriately reflect its view of our performance.

Compensation Committee Process and General Considerations

The Compensation Committee devoted five of its meetings in 2011 to executive compensation for that year. The Compensation Committee considered, among other matters:

•	the objectives and policies of its compensation programs for 2011 and later years;

•	information on compensation of senior executives derived from industry surveys and proxy statements for prior years for a group of 17 REITs deemed comparable to PREIT for this purpose;

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the design of the annual cash incentive and long term incentive programs in light of the principal objective of aligning the interests of our shareholders and our named executive officers by rewarding outcomes that further the interests of our shareholders; and

•	the base salaries to be paid and annual cash incentive opportunity and long term equity awards to be granted to our named executive officers for 2011.

In setting 2011 compensation, the Compensation Committee considered our performance during 2010 in view of the financial goals set forth under our 2010 business plan, which was approved by the Board. The Compensation Committee also solicited and considered the recommendations of Ronald Rubin regarding the components and amounts of compensation to be paid to the named executive officers in 2011.

The Compensation Committee was assisted in its work by an independent consultant, Pay Governance, LLC. Under its charter, the Compensation Committee has the sole authority to engage (and replace) an executive compensation consultant. In addition to consulting on executive compensation matters, the consultant advised the Nominating and Governance Committee on trustee compensation matters and may be engaged by the Compensation Committee for special projects. All of the work performed by the consultant in 2011 related to executive officer and trustee compensation. Judith Baker, our Senior Vice President-Human Resources, meets with the Compensation Committee and separately with the consultant on matters relating to the compensation of the named executive officers.

The consultant periodically informs the Compensation Committee of developing compensation trends and programs among REITs and other public companies. The consultant also presents data on executive compensation from several sources, including a survey of executive compensation among REITs prepared for the National Association of Real Estate Investment Trusts (“NAREIT”), a proprietary database developed by the consultant and proxy statements of a group of REITs (the “peer group”) deemed comparable to PREIT. The peer group for 2011 compensation purposes consisted of 17 REITs located throughout the United States, many of which own and operate retail properties, although the peer group also included office, industrial, multi-family and diversified REITs. The Compensation Committee, in consultation with the consultant and management, updates the peer group periodically. The consultant recommended, and the Compensation Committee made, changes to the peer group for purposes of compensation deliberations for 2011 in order to add companies that more closely match the Company in various attributes, including amount of assets and total capitalization.1

In determining compensation for 2011, the Compensation Committee compared (i) the total 2010 compensation of the named executive officers to the total compensation paid to the executive officers in the peer group as reported in their 2010 proxy statements and in other sources and (ii) the allocation of total compensation to the named executive officers among base salary and cash incentive and equity awards to the allocation of such compensation among base salary and cash incentive and equity awards in the peer group and other sources. The Compensation Committee also compared PREIT’s FFO growth rate and TRS to the FFO growth rate and the TRS of the peer group companies. NAREIT defines FFO, which is a non-GAAP measure commonly used by REITs, as income (loss) before gains and losses on sales of operating properties, extraordinary items (computed in accordance with United States generally accepted accounting principles, or GAAP) and significant non-recurring events that materially distort the comparative measurement of company performance over time; plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. TRS is a measure of the financial return to shareholders over a specified measurement period. The return consists of dividends on a share of PREIT during the period (which are deemed to be reinvested in shares when paid) plus (or minus) the increase (or decrease) in the market value of a share measured from the beginning to the end of the period.

The comparative compensation data provided background for assessing both the competitiveness of our compensation, and the appropriate allocation between the short-term and long-term elements of compensation. The Compensation Committee deemed the peer group comparisons to be more relevant to its compensation decisions than the consultant’s proprietary database and the NAREIT survey because it is a smaller comparison

[1]	The peer group consisted of the following REITs: Brandywine Realty Trust, CBL & Associates Properties, Corporate Office Properties Trust, Cousins Properties Incorporated, Developers Diversified Realty Corp., Equity One, Inc., Federal Realty Investment Trust, Glimcher Realty Trust, Highwoods Properties, Inc., Liberty Property Trust, Macerich Company, PS Business Parks, Inc., Regency Centers Corp., Tanger Factory Outlet Centers, Inc., Taubman Centers, Inc., Washington Real Estate Investment Trust and Weingarten Realty Investors.

group that is more similar to us in terms of total capitalization, revenues, number of properties, number of employees and geographic location. The Compensation Committee does not set specific competitive pay targets or objectives, or otherwise engage in formal “benchmarking” of the compensation of the named executive officers against executives at peer group companies. The Compensation Committee, however, generally tries to set total compensation, including compensation in the form of performance based awards, for the named executive officers near the middle of the peer group data for their respective positions. The awards are designed to allow for the possibility of greater or lesser compensation based upon our performance.

The Compensation Committee also considers special or unusual matters that affect the metrics used to measure corporate or operational performance for purposes of the performance based elements of compensation. Such matters can directly affect FFO and indirectly affect TRS, the two primary metrics used in the performance based awards. In addition, the Compensation Committee may take into consideration other business performance factors in determining the amount of the payout under the cash opportunity awards. Such other business performance factors may also provide a context for evaluating our FFO performance.

During deliberations, especially with respect to the weighting given to the various components of compensation, the Compensation Committee reviews internally-prepared tally sheets for each named executive officer. Each of these tally sheets presented the dollar amount of each component of each named executive officer’s compensation for 2010, as well as potential payments under various performance, termination and change of control scenarios.

Role of our Executive Officers in Executive Compensation

As previously noted, Ronald Rubin, with assistance from our Senior Vice President-Human Resources, Judith Baker, and after consultation with other senior officers, made 2011 compensation recommendations for our officers, including Ronald Rubin and the other named executive officers. The Compensation Committee discussed these recommendations with Mr. Rubin and invited him to participate in the Compensation Committee’s deliberations concerning compensation for the named executive officers. Decisions with respect to the 2011 compensation of the named executive officers were made at multiple meetings of the Compensation Committee.

Compensation Objectives and Policies

The principal objectives of our compensation program are to ensure that the interests of our shareholders and the interests of our named executive officers are aligned and that our named executive officers are motivated to achieve established business objectives in order to maximize shareholder value. Our compensation program for 2011 consisted of three elements: (i) base salary; (ii) annual cash incentive opportunity; and (iii) equity, under a long term incentive program. These three elements are designed to contain an appropriate level and mix of compensation and to retain and motivate the named executive officers by providing a competitive level of base salary and time based restricted shares to facilitate retention, while emphasizing performance based compensation and equity to align the interests of our shareholders and our named executive officers and, if performance is achieved, to provide the officers with an opportunity for wealth creation.

The express linkage of program elements to TRS and the core operating performance metric of FFO, combined with an established share retention policy for the named executive officers, results in a layered approach intended to balance achievement of short-term operating objectives with longer term value creation for our shareholders. FFO is used as the primary measure of short-term performance associated with our cash opportunity awards, and TRS is used as a measure of long-term performance associated with equity based compensation. The mix of the compensation components as set forth in the 2011 Summary Compensation Table on page 39 is shown below on an aggregate basis for the named executive officers.

(1)	Includes contributions to and interest on non-qualified retirement plans, our contributions to 401(k) Plan accounts of the named executive officers, dividend equivalent rights paid in 2010 in one case, and core benefits (such as medical insurance) that we pay for our employees generally.

(2)	Long term incentive compensation consisted largely of equity awards made in 2011 and 2010. In addition, because of constraints on the number of shares available in 2009 under our equity incentive plans, we made long term cash incentive awards in 2009 that were tied to TRS. The measurement period for these cash incentives ended December 31, 2011 and, consequently, because performance goals were achieved and the cash awards were earned, their value is required to be included in 2011 compensation, together with the value of the equity awards made in 2011 that vest in future years.

1.	Base Salary

Base salaries are intended to (i) be competitive with companies in the peer group, (ii) provide the named executive officers with a fixed and predictable source of income and (iii) assure that the named executive officers remain committed to PREIT even when conditions do not permit the achievement of short-term performance goals. For 2011, the employment agreement for each named executive officer established a minimum base salary. In the case of each named executive officer, other than the Chief Operating Officer, Edward Glickman, the original base salary may be increased at the discretion of the Compensation Committee. Once increased, the base salary may not be decreased. Mr. Glickman’s employment agreement provides for annual increases in base salary of at least $25,000. Mr. Glickman has waived this requirement for each of the years reflected in the 2011 Summary Compensation Table.

There was a 2.0% increase in base salaries for each of the named executive officers in 2011, except for Ronald Rubin, whose base salary, at his request, was not increased. The decision to increase base salaries 2.0% was consistent with the recommendation for substantially all of our officers. The Compensation Committee viewed the increase as appropriate based on peer group and other data it reviewed. The decision to grant only a modest increase in base salary was consistent with the goal of the Compensation Committee to emphasize the equity and performance based components of compensation.

2.	Cash Incentive Compensation

Each named executive officer was eligible to receive annual cash incentive compensation equal to a specified percentage of his 2011 base salary. In recent years, the level of the annual cash incentive opportunity had been determined solely by reference to the level of our FFO. In 2011, the Compensation Committee expanded the metrics it could consider and retained the authority to base up to 20% of annual cash incentive compensation on supplemental business performance factors. The Compensation Committee also had the discretion to adjust the threshold, target and outperformance levels of FFO established under the awards if, in its judgment, PREIT’s reported FFO did not reflect its performance due to unusual or non-recurring transactions or occurrences.

The 2011 annual cash incentive opportunity awards were designed to achieve the objectives of the 2011 business plan prepared by management and approved by the Board. The goals were expressed in the awards as threshold, target and outperformance. If FFO per diluted share had been below the threshold level, no incentive compensation would have been paid. If FFO per diluted share had been between the threshold and target levels or the target and outperformance levels, the amount of the incentive compensation would be determined on a proportionate basis. If FFO per diluted share had been above the outperformance level, the amount of incentive compensation paid would have been at the outperformance level. The potential incentive compensation for 2011 for the named executive officers was equal to the following percentages of their base salaries.

	Threshold	Target	Outperformance
Chief Executive Officer	37.5	75	150
Others in the Office of the Chair	32.5	65	130
Chief Financial Officer	30	60	120

The Compensation Committee originally set the target for FFO at $1.61 per diluted share, the midpoint of the range of our 2011 FFO guidance announced on February 23, 2011. The FFO per diluted share goals were approved with the expectation that there would be a high probability of achieving the threshold, a likelihood of achieving the target and a modest probability of achieving the outperformance level. The Compensation Committee also decided that there should be a 5.0% spread between the target level and the threshold and outperformance levels. Accordingly, the threshold and outperformance levels were set at $1.53 per diluted share and $1.69 per diluted share, respectively.

PREIT reported FFO in 2011 of $1.84 per diluted share, due in part to increases in sales per square foot, occupancy and same store net operating income, and a decrease in interest expense. In addition, PREIT recorded asset impairments in 2011 related to properties in a portfolio acquired in 2003. The impairment write downs of depreciated real estate were excluded in calculating FFO, in accordance with guidance for the calculation of FFO reiterated by NAREIT in 2011. If the 2011 annual cash incentive awards had been determined based on FFO calculated without the asset impairment, the awards would have been paid at the outperformance level. The Compensation Committee, however, exercised its discretion under the awards to consider operating and other factors in addition to FFO per share. Such factors included, among others, PREIT’s reported FFO for 2011 as compared with 2010, the leverage ratio of PREIT, occupancy levels, and same store net operating income as compared to the 2011 business plan and fiscal 2010. The Compensation Committee also considered PREIT’s TRS for 2011 as compared with the TRS of its peer group. After considering such factors, the Compensation Committee determined that PREIT’s performance reflected above target performance, but not exceptional performance warranting awards at the outperformance level. Accordingly, awards were made at a level 30% above the target level instead of 100% above the target level, as would have been the case upon achievement of performance at the outperformance level. To achieve this, the Compensation Committee adjusted the threshold, target and outperformance levels to $1.72, $1.81 and $1.90, respectively, resulting in cash incentive payments for 2011 of: (i) $548,582 to Ronald Rubin, (ii) $442,980 to Edward Glickman, (iii) $356,145 to Joseph F. Coradino, (iv) $356,145 to George F. Rubin, and (v) $314,543 to Robert McCadden. The total of the reductions in cash incentive payments resulting from this exercise of Compensation Committee discretion was $1,086,827 for the named executive officers.

The annual incentive compensation of each named executive officer was based upon corporate performance, as measured principally by FFO per diluted share (as adjusted by the Compensation Committee). In contrast, the annual incentive compensation of our other officers depends on both corporate and individual performance, rather than solely on corporate performance. Having the annual cash incentive opportunity awards of the named executive officers depend solely on corporate performance is intended to encourage teamwork. FFO was selected as the principal measure of short-term corporate performance because it is the most commonly used measure of operating performance among REITs. The decision to focus on our corporate performance reflects the view that the named executive officers have the greatest ability to influence operating performance and that a substantial portion of their compensation, therefore, should be based upon FFO, subject to the discretion of the Compensation Committee to make adjustments when appropriate.

3.	Long Term Incentive Awards

Since 2002, long term compensation awards to our named executive officers, with one exception, have consisted solely of equity, divided evenly (as valued by the Compensation Committee) between performance based equity awards and time based equity awards. Awards made in 2009 were the exception to this otherwise consistent practice. In that year, as a result of the diminution in the market price of our shares and the limited availability of shares under the 2003 Equity Incentive Plan, long term awards consisted of time based equity awards and new long term cash incentive awards. Consistent with the Compensation Committee’s emphasis on equity awards, the value of the time based equity awards in 2009 exceeded the amount of the long term cash opportunity awards at the target level. The Compensation Committee returned in 2010 to its practice of awarding long term compensation exclusively in the form of time based restricted shares and restricted share units, or RSUs.

a.        Restricted Shares. Restricted shares awarded in 2011 vest in three equal installments on or about February 15, 2012, 2013 and 2014, as long as the named executive officer remains an employee on the vesting date. The named executive officers are entitled to receive an amount in cash equal to the dividends paid on unvested time based restricted shares. While the shares remain unvested, this amount is treated as compensation and in the calculation of earnings per share is deducted from income.

The use of time based restricted shares is designed to retain the services of a named executive officer by providing a predictable award for continued service and creating a potentially significant cost to the named executive officer if he were to terminate his employment voluntarily. Moreover, since the award consists of shares which vest over a period of years, the economic interests of the executive in maintaining and enhancing the value of the shares is aligned with the long term interests of our shareholders.

Vesting of restricted shares accelerates in the event of a “change of control” of PREIT, a termination of the named executive officer’s employment by PREIT without “cause,” or a termination of employment by the named executive officer for “good reason,” as each of the terms is defined in the employment agreement of each named executive officer. Unvested restricted shares also vest in the event of termination of employment due to death or “disability,” as the latter term is defined in each named executive officer’s employment agreement.

b.        Restricted Share Units (“RSUs”). One-half of the value (as determined by the Compensation Committee) of the 2011 long term compensation awards was granted in the form of RSUs. Under the RSU program, an account is established for each named executive officer as of the grant date and is credited with a number of RSUs computed by dividing the stated value of the award by the 20 day average of the closing prices of a share of PREIT through the day preceding the grant date. Amounts equal to the dividends paid on an equivalent number of shares during the three-year measurement period are deemed to be invested in additional RSUs. The number of shares earned with respect to the RSU award depends on the achievement of TRS for the measurement period of January 1, 2011 through December 31, 2013 at specified levels relative to the TRS of component companies in the MSCI US REIT Index (the “Index”). This Index reflects the total return to the shareholders of a broad cross section of publicly-held U.S. REITs. TRS was selected as the sole metric for the

RSUs because TRS directly measures the financial return to shareholders over a specified period. As a result, these awards are directly aligned with the long-term economic interests of our shareholders.

The RSUs either vest or expire without the issuance of any shares at the end of the measurement period. A specified percentage of the RSUs in each account on that date will be converted into shares of PREIT and delivered to the named executive officer if the TRS of PREIT for the measurement period equals or exceeds the 25th percentile of the companies in the Index for the same measurement period. If TRS does not equal at least the 25th percentile of the companies in the Index during the measurement period, the named executive officer’s entire account associated with that measurement period will expire without the issuance of any shares. If TRS is equal to or above the 25th percentile of companies in the Index during the measurement period, the RSUs (including RSUs resulting from reinvestment of amounts equal to dividends) will vest and there will be issued a number of shares ranging from 50% up to a maximum of 150% (at or above the 75th percentile of companies in the Index) of the number of RSUs.

RSUs also expire without the issuance of any shares if, during the measurement period, a named executive officer’s employment is terminated for “cause” or voluntarily by the named executive officer without “good reason,” as those terms are defined in the named executive officer’s employment agreement. RSUs will not expire without the issuance of any shares in the event of the termination of a named executive officer’s employment by PREIT without “cause” or by the named executive officer for “good reason,” or in the event of termination of employment due to “disability” or death, as those terms are defined in each named executive officer’s employment agreement. Under such circumstances, the RSUs will remain outstanding and will vest or expire without the issuance of any shares based on the actual TRS as determined at the end of the relevant measurement period, as if the named executive officer had remained an employee. On or after June 7, 2013, RSUs would also remain outstanding as described above if Ronald Rubin’s employment is voluntarily terminated as described in his amended employment agreement.

c.        Performance Incentive Units (“PIUs”). In 2009, because of constraints on the number of shares available under the 2003 Equity Incentive Plan, PIUs were awarded instead of RSUs. The PIUs were designed in a manner similar to RSUs except that, if earned, they would be satisfied in cash rather than in our shares. Similar to RSUs, the number of PIUs was determined by dividing the initial value of the award by the average of the closing prices of our shares for the 20 trading days prior to the date of grant. At December 31, 2011, our TRS for the measurement period was at the 50th percentile. Accordingly, the payments were made pursuant to the program at a level based on 100% of the PIUs as follows: Ronald Rubin—$275,428; Edward Glickman—$173,048; George F. Rubin—$151,333; Joseph F. Coradino—$151,333; and Robert F. McCadden—$132,161. These amounts are included in the 2011 Summary Compensation Table and discussed in footnote (2) to that table.

Non-Qualified Retirement Plans

An unfunded, non-qualified retirement plan has been established for each of the named executive officers. Under each plan, a specified sum that varies for each named executive officer is credited to his account at the beginning of the year. The amount credited to the account of each named executive officer is based on the employment agreement between the Company and such officer and such required annual contribution is set forth in footnote (4) to the Summary Compensation Table. Interest has accrued on the credited amounts at 10% compounded annually, although for Joseph Coradino and Ronald Rubin, this accrual rate has dropped to 5% beginning January 1, 2012. The account is payable to the named executive officer within 60 days of termination of employment irrespective of the cause for termination (subject to any required delay under Section 409A of the Code). The retirement accounts are intended to aid in the retention of named executive officers by providing a determinable amount of cash available upon retirement. The table on page 48 lists the amounts credited to the accounts of the named executive officers.

Benefits Generally Available to Employees

The named executive officers are entitled to participate in our 401(k) Plan, which is generally available to all of our employees. We match a portion of the contributions of the named executive officers up to specified limits on the same terms that apply to other employees. The named executive officers are also entitled to participate in various insurance programs generally available to our employees, including medical, dental, vision, disability and life insurance.

Deferred Compensation

We do not offer a deferred compensation program under which our senior executives can elect to defer any portion of their cash compensation. We have permitted recipients of RSUs to defer receipt of the shares earned thereunder. As described above in the section entitled “Non-Qualified Retirement Plans,” we also offer non-elective deferred compensation, which is based solely on employer contributions and credits.

Perquisites

We do not provide significant perquisites or personal benefits to any of our named executive officers.

Share Ownership and Retention Guidelines

Our Board of Trustees has adopted trustee and executive officer share ownership and retention guidelines. The guidelines have been incorporated into our Corporate Governance Guidelines, which are available on our website, www.preit.com. Under the guidelines, (i) the Chief Executive Officer is required to own securities of PREIT having an aggregate dollar value equal to five times his base salary, (ii) other members of the Office of the Chair are required to maintain an aggregate value equal to three times their base salaries and (iii) the Chief Financial Officer is required to maintain an aggregate value equal to two times his base salary. The share ownership and retention guidelines also apply to all executive vice presidents, each of whom is subject to the same share ownership and share retention guidelines as the Chief Financial Officer. Each named executive officer and each other covered officer is required to be in compliance with the retention requirements within five years after becoming an Executive Vice President or more senior officer.

Until the preceding ownership levels have been met by a covered officer, the guidelines state that each such officer shall retain 100% of the net shares received under an equity based compensation plan. Net shares received is defined to mean a number of shares equivalent to the after-tax value of shares delivered to an officer after deducting, in the case of shares acquired upon the exercise of a stock option, the exercise price for the shares. In addition, even after satisfying the ownership guidelines, each covered officer is required to retain 50% of the net shares received under an equity based compensation plan for a one year period after the vesting of shares or the exercise of options.

Non-employee trustees are required, within five years after becoming a trustee, to maintain ownership of at least 5,000 of our shares.

Share Trading Restrictions

Officers and trustees are subject to “blackout” restrictions that prohibit trading in our securities beginning ten days prior to the end of a fiscal quarter and ending on the third business day after the public release of the results for the fiscal period, unless purchases and sales are made under a plan complying with Rule 10b5-1 under the federal securities laws.

Recoupment Policy

We have adopted a policy on recoupment of performance-based compensation in the event of the restatement of our financial statements. The policy has been incorporated into our Corporate Governance Guidelines, which are available on our website, www.preit.com. The policy provides that, if the intentional misconduct or fraud of a senior officer or former senior officer (including any of the named executive officers) causes or partially causes us to restate all or a portion of our financial statements, the Board of Trustees may, to the extent permitted by applicable law, require the repayment of a portion or all of any cash incentive award, vested restricted shares or other incentive-based compensation paid pursuant to grants made on or after January 1, 2008 to such senior officer or former senior officer and/or may cancel any unvested restricted shares, if (1) the amount or vesting of the incentive-based compensation was calculated based upon, or dependent on, the achievement of financial or operating results that were adversely affected by the restatement and (2) the amount or vesting of the incentive-based compensation would have been less if the incentive compensation had been determined in light of the financial or operating results as restated.

Accounting and Tax Considerations

The restricted share grants for 2011 and the RSUs are subject to Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation. Under FASB ASC Topic 718, these equity classified awards are measured at grant date fair value determined as described in footnote (1) to the 2011 Summary Compensation Table and not subsequently remeasured. The grant date fair value of an equity-classified award is expensed in our statements of operations over the relevant service period. For tax purposes, however, the equity awards are not deductible prior to the date on which they vest (or in the case of RSUs, prior to the date that shares are issued in respect thereof). Irrespective of when payments are made, the amounts paid under the annual cash incentive opportunity awards were expensed in our statements of operations for the year during which the amounts were earned. The Compensation Committee is aware of the accounting and tax treatment accorded to the equity and cash awards, but the treatment has not been a significant factor in our compensation programs or in the decisions of the Compensation Committee concerning the amount or type of equity award.

Severance Payments

Each of the employment agreements of the named executive officers provides for severance payments (including vesting of shares) upon a termination of employment. The severance arrangements are described under “Potential Payments Upon Termination or Change of Control” beginning on page 49. The total payments and benefits listed in that section and the balance in the non-qualified retirement plans for a particular named executive officer shown on page 48 represent the total value that a named executive officer would have received if such officer’s employment had terminated on December 31, 2011 under the circumstances discussed beginning on page 49. The severance arrangements serve to discourage named executive officers from voluntarily terminating their employment to accept other employment opportunities. In the case of a possible change of control, the severance arrangements also serve to encourage named executive officers to remain focused on their duties during a period of uncertainty.

A so-called “double trigger” requirement applies to terminations of employment in connection with a change of control. Accordingly, there must be both a change of control (as defined in the applicable employment agreement) and a termination of the named executive officer’s employment in order for any severance payments to be made, although all restricted shares will vest upon a change in control. The function of a double trigger is to encourage the named executive officers to remain in our employment or in the employment of our successor in the event that the acquiror does not alter the material conditions of employment as reflected by the events that would give rise to a good reason termination.

In the event of a termination of employment without cause or by a named executive officer for good reason within specified periods before or after a change of control, some named executive officers are entitled to receive, in addition to the amount otherwise payable upon termination for such events, an amount necessary to pay some or all of the excise tax on “excess parachute payments” imposed by Section 4999 of the Code. Mr. Glickman and Mr. George Rubin are entitled to a sum equal to the amount of the excise tax payment. Mr. McCadden is entitled to receive a sum equal to one-half of the excise tax payment. In no case is the amount of the additional payment “grossed-up” to cover taxes assessed upon the additional payment.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with our management. Based on the Compensation Committee’s review and discussion of the Compensation Discussion and Analysis with management, the Compensation Committee recommended to the Board of Trustees that the Compensation Discussion and Analysis be included in this Proxy Statement.

SUBMITTED BY THE

EXECUTIVE COMPENSATION AND

HUMAN RESOURCES COMMITTEE OF THE

BOARD OF TRUSTEES

Stephen B. Cohen, Chair

M. Walter D’Alessio

Leonard I. Korman

John J. Roberts

2011 Summary Compensation Table

The following table shows information concerning the compensation recorded by PREIT for the three most recent fiscal years for PREIT’s Chief Executive Officer, Chief Financial Officer and its other named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Grant Date Fair Value of Stock and Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)(5)	Total ($)
Ronald Rubin — Chairman and Chief Executive Officer and Trustee	2011	562,648	0	1,428,187	824,010	105,824	108,622	3,029,291
	2010	562,648	0	1,877,395	587,967	78,272	105,181	3,211,463
	2009	562,648	0	519,877	421,986	56,951	320,065	1,881,527

Edward A. Glickman — President and Chief Operating Officer and Trustee	2011	524,237	0	931,485	616,028	40,708	108,363	2,220,821
	2010	513,958	0	1,200,456	465,475	30,815	64,449	2,275,153
	2009	503,880	0	326,631	327,522	23,071	211,851	1,392,955

George F. Rubin — Vice Chairman and Trustee	2011	421,473	0	813,087	507,478	34,050	59,090	1,835,178
	2010	413,209	0	1,047,854	374,230	25,036	59,090	1,919,419
	2009	405,107	0	285,642	263,320	18,080	172,708	1,144,857

Joseph F. Coradino — President PREIT Services, LLC and PREIT-RUBIN, Inc. and Trustee	2011	421,473	0	813,087	507,478	34,050	48,470	1,824,558
	2010	413,209	0	1,047,854	374,230	25,036	48,470	1,908,799
	2009	405,107	0	285,642	263,320	18,080	166,048	1,138,197

Robert F. McCadden — Executive Vice President and Chief Financial Officer	2011	403,260	0	716,532	446,704	18,984	34,800	1,620,280
	2010	395,353	0	923,422	330,515	13,671	34,800	1,697,761
	2009	387,601	0	249,459	232,561	9,606	137,483	1,016,710

(1)	The amounts shown in the Stock Awards column represent the aggregate grant date fair value of Stock Awards granted during the year, as computed in accordance with Topic 718, excluding the effect of estimated forfeitures. Generally, the aggregate grant date fair value is the amount that PREIT expects to expense in its financial statements over the award’s vesting schedule. The amounts shown reflect PREIT’s accounting expense and do not correspond to the actual value that will be realized by the named executive officers. Valuations with respect to awards of time based restricted shares are reflected in the tables based on the average of the high and low sale prices of a PREIT common share on the date of grant. Valuations with respect to grants of performance based awards are reflected in the tables as determined using a Monte Carlo simulation probabilistic valuation model. Whether the named executive officers will receive any shares in respect of the performance based awards (RSUs) depends on whether PREIT achieves certain performance (TRS) objectives. For information regarding significant factors, assumptions and methodologies used in our computations pursuant to Topic 718 with respect to awards of RSUs, which assumptions included no expirations without the issuance of any shares, see Note 8, “Share Based Compensation,” to PREIT’s consolidated financial statements included in PREIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(2)

The amounts shown in the Non-Equity Incentive Plan Compensation column are comprised of, for 2011, (a) amounts paid in respect of the annual incentive plan and (b) amounts paid in respect of the performance incentive units originally granted in 2009; and for 2010 and 2009, amounts paid in respect of the annual incentive plan, as determined by the Compensation Committee in accordance with the plan and the awards thereunder. See “Additional Information—Executive Compensation—Compensation Discussion and Analysis—Compensation Objectives and Policies—2. Cash Incentive Compensation.” The payments were made early in the following year. For the named executive officers, FFO per share was the sole basis for determining amounts paid under the annual cash incentive opportunity plan in 2010 and 2009, and was the primary basis for such payments in 2011. The amounts paid in respect of the performance incentive units in 2011 were as determined pursuant to the terms of the 2009-2011 Performance Incentive Unit Program. The amounts comprising the total amount shown in 2011 are as follows:

2011	Annual Incentive Plan ($)	Performance Incentive Units ($)
Ronald Rubin	548,582	275,428
Edward A. Glickman	442,980	173,048
George F. Rubin	356,145	151,333
Joseph F. Coradino	356,145	151,333
Robert F. McCadden	314,543	132,161

(3)	The amounts shown in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column represent the above-market portion, which is the amount in excess of 120% of the applicable federal rate, of the interest earned on nonqualified deferred compensation plans of the named executive officers, which is credited at a rate of 10% compounded annually on the cumulative balance held in such officer’s supplemental retirement plan account. The applicable federal rate for long term, annual compounding was 2.80% as of December 2011.

(4)	The amounts shown in 2011 All Other Compensation are comprised of the following:

2011	Non-Qualified Retirement Plan Company Contributions ($)	Qualified Plan – 401(k) Company Contributions ($)	Medical and Other Core Benefits ($)	Total All Other Compensation ($)
Ronald Rubin	100,000	0	8,622	108,622
Edward A. Glickman	25,000	9,800	73,563	108,363
George F. Rubin	35,000	9,800	14,290	59,090
Joseph F. Coradino	35,000	9,800	3,670	48,470
Robert F. McCadden	25,000	9,800	0	34,800

(5)	The grant date value of the PIUs awarded in 2009 was included in “All Other Compensation” in 2009. The amounts actually earned in respect of these cash awards is reflected in 2011 in “Non-Equity Incentive Plan Compensation.”

Employment Agreements

PREIT has maintained a four-person Office of the Chair, consisting of Ronald Rubin, Edward A. Glickman, George F. Rubin and Joseph F. Coradino, which is intended to enable PREIT to maximize the talent and experience of its management team to further support PREIT’s business endeavors. Pursuant to their currently effective employment agreements, Ronald Rubin serves as PREIT’s Chairman and Chief Executive Officer, George F. Rubin serves as Vice Chairman, Edward A. Glickman serves as President and Chief Operating Officer and Joseph F. Coradino serves as President of PREIT Services, LLC and PREIT-RUBIN, Inc., as well as PREIT’s Executive Vice President-Retail. Effective as of the 2012 Annual Meeting, the Board of Trustees has appointed Joseph F. Coradino to become Chief Executive Officer, succeeding Ronald Rubin, who will be retiring as Chief Executive Officer, but remaining as Executive Chairman. Joseph F. Coradino and Ronald Rubin have recently entered into amended employment agreements in connection with their changing roles with PREIT. These agreements are described below, together with the currently effective agreements that were effective during 2011.

Joseph F. Coradino’s currently effective employment agreement with PREIT, effective throughout 2011, was amended and restated effective as of December 30, 2008 for an initial term through December 31, 2009, and extending year-to-year thereafter unless either party gives at least 120 days advance written notice that the term will not be extended. Under the agreement, Mr. Coradino currently serves as Executive Vice President-Retail of PREIT. He has also been appointed as the President of PREIT Services, LLC and PREIT-RUBIN, Inc. Mr. Coradino’s salary may be increased each year at the discretion of PREIT’s Compensation Committee. In accordance with the agreement, Mr. Coradino is entitled each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. PREIT is obligated to credit $35,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts credited to the supplemental retirement plan as of December 31, 2004 (plus earnings thereon) are payable to Mr. Coradino or his beneficiaries within 60 days of the termination of his employment for any reason. The amounts credited to the supplemental retirement plan on and after January 1, 2005 are payable to Mr. Coradino or his beneficiaries within 60 days of the termination (as defined in the employment agreement to effect compliance with or exemption from Section 409A of the Code) of his employment for any reason, subject to a required delay for some payments pursuant to regulations under Section 409A of the Code.

The agreement has been amended, effective June 7, 2012, in connection with Mr. Coradino’s prospective service as the Chief Executive Officer of PREIT. The agreement, as amended, revised some of the provisions of the agreement as described above. The initial term of Mr. Coradino’s amended agreement is two years from June 7, 2012, extending year-to-year thereafter unless either party gives at least 120 days’ notice that the term will not be renewed. Mr. Coradino’s annual base salary will be increased by 3.0% as of January 1, 2012 to $434,117 and from June 7, 2012 will be set at $550,000. His salary may be increased thereafter at the discretion of PREIT’s Compensation Committee. For 2012, the amended agreement provides that Mr. Coradino will receive a cash incentive opportunity award equal at target to $499,974 and awards under the long-term equity program of PREIT equal to $1,375,000, divided equally between time based restricted shares and performance-based RSUs, in each case valued as provided under the long-term equity program. The amended agreement also provides for a special award of 100,000 restricted shares, which vest in equal installments over a three year period commencing June 7, 2012. For years following 2012, Mr. Coradino will be entitled to participate in cash and equity incentive programs of PREIT as determined by the Compensation Committee. For 2012 and subsequent years, the annual credit to Mr. Coradino’s supplemental retirement account will be increased from $35,000 to $50,000 and the interest accruing on the account will be decreased to 5.0% per year, compounded annually. The amended agreement provides for the nomination of Mr. Coradino as a candidate for election to the Board of Trustees so long as his employment under the amended agreement has not terminated.

Ronald Rubin’s currently effective employment agreement with PREIT, effective throughout 2011, was amended and restated effective as of December 30, 2008 for an initial term through December 31, 2009, and extending year-to-year thereafter unless either party gives at least 120 days advance written notice that the term will not be extended. Under the agreement, Mr. Rubin serves as Chairman and Chief Executive Officer of PREIT. Mr. Rubin’s salary may be increased each year at the discretion of PREIT’s Compensation Committee. In accordance with the agreement, Mr. Rubin is entitled each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. PREIT is also obligated to credit $100,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts credited to the supplemental retirement plan as of December 31, 2004 (plus earnings thereon) are payable to Mr. Rubin or his beneficiaries within 60 days of the termination of his employment for any reason. The amounts credited to the supplemental retirement plan on and after January 1, 2005 are payable to Mr. Rubin or his beneficiaries within 60 days of the termination (as defined in the employment agreement to effect compliance with or exemption from Section 409A of the Code) of his employment for any reason, subject to a required delay for some payments pursuant to regulations under Section 409A of the Code. The agreement also provides for the nomination of Mr. Rubin as a candidate for election to the Board of Trustees so long as his employment under the agreement has not terminated.

The agreement has been amended, effective June 7, 2012, in connection with the change in Mr. Rubin’s role from Chairman and Chief Executive Officer to Executive Chairman of PREIT effective on June 7, 2012. The agreement, as amended, revises some of the provisions of the agreement as described above. The initial term is three years from June 7, 2012, extending year to year thereafter unless either party gives at least 120 days notice that the term will not be renewed. Mr. Rubin’s annual base salary will be increased by 3.0% as of January 1, 2012 to $579,527 and from June 7, 2012 will be set at $300,000. For 2012, the amended agreement provides that Mr. Rubin will receive a cash incentive award equal at target to $ 420,670 and awards under the long-term equity program of PREIT equal to $1,051,676, divided equally between time-based restricted shares and performance-based RSUs, in each case valued as provided under the long-term equity program. Mr. Rubin’s cash incentive payment will be determined based upon the success of the transition of his former duties as Chief Executive Officer. For years following 2012, Mr. Rubin will be entitled to participate in cash and equity incentive programs of PREIT as determined by the Compensation Committee. The amended agreement also provides for a founder’s retirement payment to Mr. Rubin of $3,500,000, which is payable to Mr. Rubin in a single sum upon termination of his employment for any reason, except that no payment will be made in the event of termination for cause or in the event that Mr. Rubin terminates his employment voluntarily without good reason prior to June 7, 2013. For years subsequent to 2012, the annual credit to Mr. Rubin’s supplemental retirement account will be decreased from $100,000 to $50,000. For 2012, the credit will be $71,500. For 2012 and subsequent years, the interest accruing on the account will be decreased to 5.0% per year, compounded annually.

Edward A. Glickman’s employment agreement with PREIT was amended and restated effective as of December 31, 2008. The employment agreement provides that Mr. Glickman is to serve as President and Chief Operating Officer of PREIT. The term of the employment agreement expired on December 31, 2010, whereupon it automatically renewed for the two years ending December 31, 2012, and will automatically renew for additional two year periods unless and until either party gives notice of termination at least one year prior to the end of the then-current term. Under the employment agreement, Mr. Glickman is entitled to a salary increase of $25,000 per year (or a greater amount as determined by the Board of Trustees) on the first day of each January during the term. Mr. Glickman waived this provision with respect to his salary for 2009, 2010 and 2011, although he did receive a smaller salary increase in 2010 and 2011. In accordance with the agreement, Mr. Glickman is eligible each year to participate in PREIT’s cash incentive programs as determined by the Compensation Committee. PREIT is also obligated to credit $25,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts credited to the supplemental retirement plan as of December 31, 2004 (plus earnings thereon) are payable to Mr. Glickman or his beneficiaries within 60 days of the termination of his employment for any reason. The amounts credited to the supplemental retirement plan on and after January 1, 2005 are payable to Mr. Glickman or his beneficiaries within 60 days of the termination (as defined in the employment agreement to effect compliance with or exemption from Section 409A of the Code) of his employment for any reason, subject to a required delay for some payments pursuant to regulations under Section 409A of the Code.

George F. Rubin’s employment agreement with PREIT was amended and restated effective as of December 30, 2008 for an initial term through December 31, 2009, and extending year-to-year thereafter unless either party gives at least 120 days advance written notice that the term will not be extended. Under the agreement, Mr. Rubin serves as Vice Chairman of PREIT. Mr. Rubin’s salary may be increased each year at the discretion of PREIT’s Compensation Committee. In accordance with the agreement, Mr. Rubin is entitled each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. PREIT is also obligated to credit $35,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts credited to the supplemental retirement plan as of December 31, 2004 (plus earnings thereon) are payable to Mr. Rubin or his beneficiaries within 60 days of the termination of his employment for any reason. The amounts credited to the supplemental retirement plan on and after January 1, 2005 are payable to Mr. Rubin or his beneficiaries within 60 days of the termination (as defined in the employment agreement to effect compliance with or exemption from Section 409A of the Code) of his employment for any reason, subject to a required delay for some payments pursuant to regulations under Section 409A of the Code. The agreement also provides for the nomination of Mr. Rubin as a candidate for election to the Board of Trustees so long as his employment under the agreement has not terminated.

Robert F. McCadden’s employment agreement with PREIT was amended and restated effective as of December 30, 2008 for an initial term through December 31, 2009, and extending year-to-year thereafter unless either party gives at least 120 days advance written notice that the term will not be extended. Under the agreement, Mr. McCadden serves as Executive Vice President and Chief Financial Officer of PREIT. Mr. McCadden’s salary may be increased each year at the discretion of PREIT’s Compensation Committee. In accordance with the agreement, Mr. McCadden is entitled each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. PREIT is obligated to credit $25,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts credited to the supplemental retirement plan as of December 31, 2004 (plus earnings thereon) are payable to Mr. McCadden or his beneficiaries within 60 days of the termination of his employment for any reason. The amounts credited to the supplemental retirement plan on and after January 1, 2005 are payable to Mr. McCadden or his beneficiaries within 60 days of the termination (as defined in the employment agreement to effect compliance with or exemption from Section 409A of the Code) of his employment for any reason, subject to a required delay for some payments pursuant to regulations under Section 409A of the Code.

Each of the employment agreements for the above named executive officers other than Ronald Rubin also provides for certain severance and other benefits upon a termination of employment and/or change of control of PREIT and certain non-competition/non-solicitation obligations of the executive. Mr. Rubin’s employment agreement, as amended and described above, does not provide for any cash severance payments, although he would receive the founder’s retirement payment as described above. See “Potential Payments Upon Termination or Change of Control,” beginning on page 49, for a description of such benefits and obligations.

2011 Grants of Plan-Based Awards

The following table shows information concerning grants of plan-based awards made by PREIT in 2011 to PREIT’s Chief Executive Officer, Chief Financial Officer and its other named executive officers.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Ronald Rubin	2011	$210,993	$421,986	$843,972
	3/10/2011				24,162	48,323	72,485		$762,054
	3/10/2011							48,323	$666,133

	Total	$210,993	$421,986	$843,972	24,162	48,323	72,485	48,323	$1,428,187

Edward A. Glickman	2011	$170,377	$340,754	$681,508
	3/10/2011				15,759	31,517	47,276		$497,023
	3/10/2011							31,517	$434,462

	Total	$170,377	$340,754	$681,508	15,759	31,517	47,276	31,517	$931,485

George F. Rubin	2011	$136,979	$273,957	$547,915
	3/10/2011				13,756	27,511	41,267		$433,848
	3/10/2011							27,511	$379,239

	Total	$136,979	$273,957	$547,915	13,756	27,511	41,267	27,511	$813,087

Joseph F. Coradino	2011	$136,979	$273,957	$547,915
	3/10/2011				13,756	27,511	41,267		$433,848
	3/10/2011							27,511	$379,239

	Total	$136,979	$273,957	$547,915	13,756	27,511	41,267	27,511	$813,087

Robert F. McCadden	2011	$120,978	$241,956	$483,912
	3/10/2011				12,122	24,244	36,366		$382,328
	3/10/2011							24,244	$334,204

	Total	$120,978	$241,956	$483,912	12,122	24,244	36,366	24,244	$716,532

(1)	The amounts shown under Estimated Future Payouts Under Non-Equity Incentive Plan Awards represent the potential threshold, target and outperformance awards under the 2011 cash incentive compensation plan.

(2)	The numbers shown under Estimated Future Payouts Under Equity Incentive Plan Awards represent the number of shares issuable in connection with the RSUs, not including RSUs resulting from the deemed investment of amounts equal to dividends paid on an equivalent number of common shares. See “Equity Plans—Restricted Share Unit Program.” The recipient is not entitled to any voting rights in connection with the RSUs. See “Compensation Discussion and Analysis” for a discussion of the objectives of the RSUs. Whether the named executive officers will receive any shares in respect of the RSUs depends on whether PREIT achieves certain performance (TRS) objectives. If the measurement period had ended on December 31, 2011, PREIT would have met the objective for the 2010 RSU grants at a level resulting in an award of shares equal to 116% of the original number of RSUs, and PREIT would not have met the objective for the 2011 RSU grants.

(3)

The numbers shown under All Other Stock Awards represent the number of time based restricted shares granted under PREIT’s Amended and Restated 2003 Equity Incentive Plan. These shares will vest in three equal annual installments beginning on or about February 15th of the year after the date of grant, subject to continued employment. During the period that the restricted shares have not vested, the recipient is entitled to vote the shares and to receive an amount equal to the dividends that would have been paid on the shares if they were vested. PREIT made cash distributions to all holders of common shares of $0.60 per share in 2011. In February 2012, PREIT’s Board of Trustees declared a cash dividend of $0.15 per share payable in March 2012.

(4)	The amounts shown in the Grant Date Fair Value of Stock and Option Awards column represent the fair value of the awards on the date of grant, as computed in accordance with Topic 718, excluding the effect of estimated forfeitures. Valuations with respect to grants of performance based awards are reflected in the tables as determined using a Monte Carlo simulation probabilistic valuation model. Whether the named executive officers will receive any shares in respect of the performance based awards (RSUs) depends on whether PREIT achieves certain performance (TRS) objectives. For information regarding significant factors, assumptions and methodologies used in our computations pursuant to Topic 718 with respect to grants of RSUs, see Note 8, “Share Based Compensation,” to PREIT’s consolidated financial statements included in PREIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011. Valuations with respect to awards of time based restricted shares are reflected in the tables based on the average of the high and low sale prices of a PREIT common share on the date of grant.

Equity Plans

Restricted Share Unit Program

In 2010 and 2011, the Compensation Committee made awards in the form of market based performance contingent restricted share units, or RSUs, under the 2010-2012 Restricted Share Unit Program (for grants made in 2010) and the 2011-2013 Restricted Share Unit Program (for grants made in 2011). The RSUs represent the right to earn common shares in the future depending on PREIT’s total return to shareholders, or TRS, for the three year period (the “Measurement Period”) ending December 31, 2012 (for grants made in 2010) and ending December 31, 2013 (for grants made in 2011) relative to the TRS for the Measurement Period of the component companies in the MSCI US REIT Index (the “Index”) for those periods. Dividends paid by PREIT during the Measurement Period are deemed to be invested in additional RSUs for the account of the named executive officer at the 20 day average closing price of a share of PREIT ending on the dividend payment date. If TRS is equal to or above the 25th percentile of companies in the Index during the Measurement Period, the RSUs (including RSUs resulting from reinvestment of amounts equal to dividends) will vest and there will be issued a number of shares ranging from 50% up to a maximum of 150% (at or above the 75th percentile of companies in the Index) of the number of RSUs. The Measurement Periods for the 2010-2012 RSU Program and the 2011-2013 RSU Program are still in progress; accordingly, it cannot yet be determined what portion, if any, of the RSUs granted under those programs will be earned.

Except if there is a change of control, participants may elect to defer delivery of all or a portion of the shares to be awarded to such participant until separation from service or a specified date chosen by the participant. If a participant elects to defer delivery until separation from service, PREIT must deliver the shares to participants who are “specified employees,” as defined in Section 409A of the Code, upon the earlier of six months after separation from service or death. Participants who elect to defer delivery of their shares will have dividend equivalents credited on their deferred shares which will be reinvested in notional shares (on which dividend equivalents will also be credited and so reinvested). A participant who has elected to defer delivery of his or her shares may receive the shares prior to the scheduled delivery date in the event of an unforeseeable emergency.

If, prior to the last day of the Measurement Period, the named executive officer’s employment is terminated by PREIT for a reason other than cause or by the named executive officer for good reason or because of the death or disability of the named executive officer, the named executive officer will remain eligible to receive shares under the program as if his employment had not terminated. If the named executive officer’s employment is terminated for any other reason, the named executive officer will forfeit all of the RSUs.

Non-Equity Plans

Performance Incentive Unit Program

The performance incentive units (“PIUs”) granted in 2009 represented the right to earn cash in the future, and they were granted in lieu of restricted share units awarded in prior years and in 2010 and 2011. See “Compensation Discussion and Analysis” for a more extensive discussion of PIUs. The payment of cash by PREIT depended on PREIT’s performance in terms of TRS for the Measurement Period relative to the TRS for the Measurement Period of the component companies in the Index. If PREIT’s TRS performance over the Measurement Period had been below the 25th percentile of the component companies in the Index, then no cash would have been earned. PREIT’s TRS over the Measurement Period was at the 50th percentile of the component companies in the Index, and thus the percentage of the awards that was earned was 100%. Each PIU had an initial stated value of $3.44 (the average closing price of a common share of PREIT during the 20 trading days ending on the day prior to the grant date). The stated value of a PIU was increased by an amount equal to the cash dividend paid on a common share of PREIT on each dividend payment date. Each of the named executive officers has been paid an amount in cash equal to the percentage of the stated value of each of his PIUs that was earned at the end of the Measurement Period, and such amounts are included in the Summary Compensation Table under Non-Equity Incentive Plan Compensation.

Outstanding Equity Awards at 2011 Fiscal Year End

The following table shows information concerning outstanding equity awards at December 31, 2011, including both awards subject to market-based performance conditions and time based awards, made by PREIT to PREIT’s Chief Executive Officer, Chief Financial Officer and its other named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Ronald Rubin	0	0	0	—	—	151,892	$1,585,752	143,037	$1,493,306
Edward A. Glickman	0	0	0	—	—	97,310	$1,015,916	91,786	$958,246
George F. Rubin	0	0	0	—	—	84,987	$887,264	80,118	$836,432
Joseph F. Coradino	0	0	0	—	—	84,987	$887,264	80,118	$836,432
Robert F. McCadden	0	0	0	—	—	74,690	$779,764	70,604	$737,106

(1)	The numbers shown under Number of Shares or Units of Stock That Have Not Vested represent the number of time based restricted shares granted under PREIT’s Amended and Restated 2003 Equity Incentive Plan. These shares will vest in three (four for the 2008 grants and five for the prior grants) equal annual installments beginning on or about February 15th of the year after the date of grant, subject to continued employment. The vesting dates of the shares shown in this column are as follows:

Vesting Date	Ronald Rubin	Edward A. Glickman	George F. Rubin	Joseph F. Coradino	Robert F. McCadden
2/15/2012	96,040	61,185	53,454	53,454	46,902
2/15/2013	39,745	25,620	22,363	22,363	19,707
2/15/2014	16,107	10,505	9,170	9,170	8,081

Total	151,892	97,310	84,987	84,987	74,690

(2)	The market value of shares is based upon the closing market price per share of PREIT’s common shares as of December 31, 2011 of $10.44.

(3)	The amounts shown under Number of Unearned Shares, Units or Other Rights That Have Not Vested represent the aggregate of the number of RSUs, including RSUs “acquired” as a result of the application of dividends deemed credited to the account of the named executive officer. The amount shown represents the percentage of RSUs that will be earned and delivered as shares assuming PREIT’s TRS is at the outperformance level under the 2010 plan, and the threshold level under the 2011 plan, including RSUs resulting from the deemed investment of amounts equal to dividends paid on an equivalent number of common shares. The expiration dates of the RSUs shown in this column are as follows:

Expiration Date	Ronald Rubin	Edward A. Glickman	George F. Rubin	Joseph F. Coradino	Robert F. McCadden
12/31/2012	117,609	75,202	65,642	65,642	57,847
12/31/2013	25,428	16,584	14,476	14,476	12,757

Total	143,037	91,786	80,118	80,118	70,604

2011 Option Exercises and Stock Vested

The following table shows information concerning the vesting of restricted shares awarded to PREIT’s Chief Executive Officer, Chief Financial Officer and its other named executive officers in 2011. There were no share options exercised by PREIT’s Chief Executive Officer, Chief Financial Officer or its other named executive officers in 2011.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ronald Rubin	0	0	81,829	1,239,709
Edward A. Glickman	0	0	52,024	788,164
George F. Rubin	0	0	45,454	688,628
Joseph F. Coradino	0	0	45,454	688,628
Robert F. McCadden	0	0	39,583	599,682

Pension Benefits

None of our named executive officers participate in or have accrued benefits under qualified or non-qualified defined benefit plans sponsored by us.

2011 Nonqualified Deferred Compensation

The following table shows information concerning contributions, earnings, distributions and balances under non-qualified defined contribution and other deferred compensation plans maintained for PREIT’s Chief Executive Officer, Chief Financial Officer and its other named executive officers.

Name	Registrant Contributions In Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Ronald Rubin	100,000	159,374	0	1,753,117
Edward A. Glickman	25,000	61,307	0	674,375
George F. Rubin	35,000	51,279	0	564,074
Joseph F. Coradino	35,000	51,279	0	564,074
Robert F. McCadden	25,000	28,590	0	314,487

(1)	The amounts reported in this column are reported in the Summary Compensation Table under All Other Compensation.

(2)	The above-market portions of the amounts reported in this column are included in the Summary Compensation Table under Change in Pension Value and Nonqualified Deferred Compensation Earnings, to the extent they exceed 120% of the prevailing long term applicable federal rate.

(3)	Of the amounts reported, the following were previously reported as compensation to the named executive officer in the Summary Compensation Table prior to 2011: Ronald Rubin ($1,138,224); Edward A. Glickman ($399,026); George F. Rubin ($370,100); Joseph F. Coradino ($370,100); and Robert F. McCadden ($213,860).

See “Compensation—Employment Agreements” for a description of the material terms of the supplemental retirement plans of the named executive officers.

Potential Payments Upon Termination or Change of Control

Following is a summary of the arrangements that provide for payment to a named executive officer at, following or in connection with any termination, including resignation, severance, retirement or constructive termination, or in connection with a change of control or a change in the named executive officer’s responsibilities. Effective as of the 2012 Annual Meeting, the Board of Trustees has appointed Joseph F. Coradino to become Chief Executive Officer, succeeding Ronald Rubin, who will be retiring as Chief Executive Officer, but remaining as Executive Chairman. In April 2012, Joseph F. Coradino and Ronald Rubin entered into amended employment agreements in connection with their changing roles with PREIT. The effects of these amended agreements on termination are described below.

Ronald Rubin, George F. Rubin, Joseph F. Coradino and Robert F. McCadden

Termination by Us Without Cause, Termination by the Executive for Good Reason or Our Election Not to Renew the Employment Agreement. If we terminate Ronald Rubin’s, George F. Rubin’s, Joseph F. Coradino’s or Robert F. McCadden’s (each, an “Executive”) employment for a reason other than for “Cause,” which is generally defined to include fraud in connection with his employment, theft of PREIT funds, acts which are grounds for termination under our Code of Business Conduct and Ethics, indictment for a crime of moral turpitude, breach of confidentiality or non-competition obligations, continued failure to perform duties 30 days after a written demand specifying the nature of the failure, or repeated abuse of alcohol or drugs, or if an Executive terminates his employment with us for “Good Reason,” which includes PREIT’s material breach of its obligations to the Executive under the employment agreement, a material change in the geographic location at which the Executive provides services, or a material diminution in the Executive’s authority, duties or responsibilities (in each case, after 30 days written notice and failure to cure); and, in the case of Ronald Rubin and George F. Rubin (and, on or after June 7, 2012, Joseph F. Coradino), the Executive is not nominated for election as a trustee; or if we elect not to renew the Executive’s employment agreement, then:

•	PREIT will pay to him (less applicable withholding taxes):

•	all earned but unpaid amounts under the employment agreement; and

•	for Mr. Ronald Rubin, a cash lump sum founder’s retirement payment equal to $3,500,000;

•

for Mr. George F. Rubin, a cash lump sum severance payment equal to three times (x) his then-current base salary (such amount being discounted to present value) plus (y) an amount calculated by multiplying such then-current base salary by the average percentage of base salary paid as a bonus in the last three calendar years;

•

for Mr. Coradino, a cash lump sum severance payment equal to (A) $2,344,524 if such termination occurs before June 7, 2014, or (B) 1.1 times (x) his then-current base salary plus (y) an amount calculated by multiplying such then-current base salary by the average percentage of base salary paid as a bonus in the last three calendar years, if such termination occurs on or after June 7, 2014 (in the case of clause (B)(x), such amount being discounted to present value);

•

for Mr. McCadden, a cash lump sum severance payment equal to two times (x) his then-current base salary (such amount being discounted to present value) plus (y) an amount calculated by multiplying such then-current base salary by the average percentage of base salary paid as a bonus in the last three calendar years; and

•

in each case, he, his spouse and dependents will continue to receive medical benefits for three years (two years in the case of George F. Rubin and Mr. Coradino and one year in the case of Mr. McCadden) to the extent PREIT was paying for such benefits prior to such termination;

•	any restricted shares will vest; and

•	Mr. Ronald Rubin would receive any performance-based cash incentive award earned as if his employment had not terminated, pro rata for the number of days he was employed during the year.

Termination by Us for Cause. If we terminate the Executive’s employment for Cause, then:

•	PREIT will pay to him (less applicable withholding taxes) all earned but unpaid amounts under the employment agreement;

•	he, his spouse and dependents will have rights under PREIT’s health plans as provided by COBRA; and

•

he will not engage in, have an interest in or in any way be affiliated with any entity that engages within 25 miles of any property owned by PREIT in any activity which competes with the activity of PREIT for one year following such termination.

Death or Disability. Under our employment agreement with each Executive, if the Executive dies during the term of his employment agreement, or if he is unable to perform his duties for 120 days during any 150 day period and PREIT elects to terminate his employment (“disability”), then:

•	PREIT will pay to him or his estate (less applicable withholding taxes):

•

in the case of the Executive’s disability, except Mr. Ronald Rubin, a cash lump sum payment equal to one times (two times in the case of Mr. Coradino on or after June 7, 2012) (x) his then-current base salary minus (y) amounts reasonably projected to be paid to the Executive under disability insurance policies for the 12-month period immediately following the Executive’s termination of employment (a 24-month period in the case of Mr. Coradino on or after June 7, 2012); in the case of Mr. Ronald Rubin’s disability, he would receive a cash lump sum founder’s retirement payment equal to $3,500,000;

•

in the case of the Executive’s death, except Mr. Ronald Rubin, his base salary for a period of 12 months (24 months in the case of Mr. Coradino on or after June 7, 2012), paid in accordance with PREIT’s normal payroll practices; in the case of the death of Mr. Ronald Rubin, he would receive a cash lump sum founder’s retirement payment equal to $3,500,000;

•	all earned but unpaid amounts under the employment agreement; and

•

if PREIT achieves its specified performance target(s), the pro rata portion of any amount payable under the annual cash incentive plan with respect to the year of termination that he would have earned had he remained employed with us;

•	all unvested restricted shares that vest solely based on the passage of time and the Executive’s continued employment will vest; and

•

he, his spouse and dependents will continue to receive medical benefits for the 12-month period (a 24- month period in the case of Mr. Coradino on or after June 7, 2012 and a 36-month period in the case of Mr. Ronald Rubin) immediately following his termination of employment to the extent PREIT was paying for such benefits prior to such death or disability.

Voluntary Termination. If an Executive voluntarily terminates his employment, PREIT will pay to him (less applicable withholding taxes) all earned but unpaid amounts under his employment agreement, and he will have rights under PREIT’s health plans as provided by COBRA. If an Executive voluntarily terminates his employment with PREIT (other than (i) for Good Reason, (ii) within 10 calendar days following the date that PREIT provides the Executive with notice of his base salary and bonus eligibility for such fiscal year or (iii) (except for Mr. Coradino on or after June 7, 2012) within 10 calendar days following April 10th of the applicable fiscal year, if such compensation notice has not been received as of that date), the Executive will not engage in, have an interest in or in any way be affiliated with any entity that engages, within 25 miles of any property owned by PREIT, in any activity which competes with the activities of PREIT or its affiliates for one year following such termination.

In the case of Mr. Ronald Rubin, in the event of voluntary termination without good reason on or after June 7, 2012, he, his spouse and dependents would continue to receive medical benefits for the 36-month period after such termination. In the event of Mr. Rubin’s death during such period, such coverage would continue for his spouse and dependents. In addition, in the event of a voluntary termination on or after June 7, 2013, Mr. Rubin would receive a cash lump sum founder’s retirement payment equal to $3,500,000, he would receive any performance-based cash incentive award earned as if his employment had not terminated, pro rata for the number of days he was employed during the year, all outstanding options would vest and become immediately exercisable, all time-based restricted shares would vest, and all performance-based restricted share unit awards would remain outstanding and would vest or be forfeited, in whole or in part, based on the applicable performance measures under the award as if his employment had not terminated.

Restricted Share Unit Programs. Under these Programs, if an Executive’s employment is terminated by PREIT for a reason other than for Cause or by the Executive for Good Reason or because of the death or disability of the Executive, the Executive will remain eligible to receive shares under the applicable Restricted Share Unit Programs as if his employment had not terminated. If the Executive’s employment is terminated for any other reason, he forfeits his RSUs, except as otherwise discussed above for Mr. Ronald Rubin.

Change of Control. If there is a change of control of PREIT, then:

•	any restricted shares will vest; and

•

if the Executive is required to pay any excise taxes imposed under Section 4999 of the Code, PREIT will reimburse the Executive (except for Mr. Ronald Rubin and Mr. Coradino) for the full amount of such excise taxes (limited to one-half of such taxes in the case of Mr. McCadden), provided that such reimbursement will not be grossed up to cover any excise, income or employment taxes assessed on that additional payment; if the Executive would receive a higher net after-tax benefit by the reduction of his payments and benefits to the minimum extent necessary to ensure that no such excise taxes apply, his payments and benefits shall be so reduced.

If an Executive’s employment is terminated within six months before or 12 months after a change of control of PREIT, by us without Cause (including our election not to renew the agreement), or by him for Good Reason, then:

•	PREIT will pay to him (less applicable withholding taxes):

•	all earned but unpaid amounts under the employment agreement;

•

in the case of each Executive other than Mr. Ronald Rubin, a lump sum cash payment equal to three times (two times in the case of Mr. McCadden) (x) his then-current base salary (discounted to present value if such termination occurs within six months before the change of control) plus (y) an amount calculated by multiplying the then-current base salary by the average percentage of base salary paid as a bonus in the last three calendar years; Ronald Rubin would receive a cash lump sum founder’s retirement payment equal to $3,500,000; and

•

the Executive, his spouse and dependents will continue to receive medical benefits for three years (two years in the case of George F. Rubin and Mr. Coradino and one year in the case of Mr. McCadden) to the extent PREIT was paying for such benefits prior to termination.

In the event of a change of control, the Measurement Period for any outstanding Restricted Share Unit Program would end on the date of the change of control, and shares will become payable under those agreements, if at all, based on our TRS performance through that date.

All Terminations of Employment

As described above under “Employment Agreements,” the amounts credited to the supplemental retirement plan as of December 31, 2004 (plus earnings thereon) are payable within 60 days of the termination of employment for any reason. The amounts credited to the supplemental retirement plan on and after January 1, 2005 are payable within 60 days of the termination (as defined in the employment agreement to effect compliance with or exemption from Section 409A of the Code) of employment for any reason, subject to a required delay for some payments pursuant to regulations under Section 409A of the Code. As these amounts are provided in the event of any termination of employment and are disclosed above, such amounts are not included in the amounts set forth in the tables below. See “Nonqualified Deferred Compensation.”

Assuming that Ronald Rubin’s employment was terminated under each of these circumstances on December 31, 2011, that his amended employment agreement effective June 7, 2012 was in effect and/or there was a change of control of PREIT, and without taking into account any value assigned to Mr. Rubin’s covenant not to compete, such payments and benefits would have had an estimated value of:

Ronald Rubin	Lump Sum ($)	Bonus ($)	Value of Accelerated Equity and Performance Awards ($)			Benefit Continuation ($)	Total ($)
			Performance Based		Time Based
Without Cause, Either Party’s Election Not to Renew Employment Agreement, or For Good Reason Not Associated With a Change of Control	3,500,000	548,582	1,224,956	(1)	1,585,752	51,000	6,910,290
Without Cause, Either Party’s Election Not to Renew Employment Agreement, or For Good Reason Associated With a Change of Control	3,500,000	0	1,224,956		1,585,752	51,000	6,361,708
Death	3,500,000	548,582	1,224,956	(1)	1,585,752	51,000	6,910,290
Disability	3,500,000	548,582	1,224,956	(1)	1,585,752	51,000	6,910,290
Change of Control (without regard to a termination of employment)	0	0	1,224,956		1,585,752	0	2,810,708

(1)	Represents the value of shares under any RSU program in effect that would have been received by the Executive (or his estate) if the applicable Measurement Period had ended on December 31, 2011 based on our TRS performance through, and the closing price as of, that date, and assuming that the relative performance and the price remained the same at the end of the actual Measurement Period.

Assuming George F. Rubin’s employment was terminated under each of these circumstances on December 31, 2011 and/or there was a change of control of PREIT, and without taking into account any value assigned to Mr. Rubin’s covenant not to compete, such payments and benefits would have had an estimated value of:

George F. Rubin				Value of Accelerated Equity and Performance Awards ($)
	Base Salary ($)		Bonus ($)	Performance Based		Time Based	Other(1) ($)	Total ($)
Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Not Associated With a Change of Control	1,221,347		837,853	681,308	(2)	887,264	48,000	3,675,772
Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Associated With a Change of Control	1,264,419	(3)	837,853	681,308		887,264	437,016	4,107,860
Death	421,473		356,145	681,308	(2)	887,264	24,000	2,370,190
Disability	238,619		356,145	681,308	(2)	887,264	24,000	2,187,336
Change of Control (without regard to a termination of employment)	0		0	681,308		887,264	0	1,568,572

(1)	The amounts shown in this column represent amounts in respect of benefit continuation and in addition, the amount listed in the row “Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Associated With a Change of Control” includes reimbursement, in an amount equal to $389,016, for excise taxes imposed under Section 4999 of the Code.

(2)	Represents the value of shares under any RSU program in effect that would have been received by the Executive (or his estate) if the applicable Measurement Period had ended on December 31, 2011 based on our TRS performance through, and the closing price as of, that date, and assuming that the relative performance and the price remained the same at the end of the actual Measurement Period.

(3)	Assumes termination occurs within 12 months after a change of control. If termination occurs within six months prior to a change of control, the Executive would receive the base salary amount listed in the row “Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Not Associated With a Change of Control.”

Assuming Joseph F. Coradino’s employment was terminated under each of these circumstances on December 31, 2011, that his amended employment agreement effective June 7, 2012 was in effect and/or there was a change of control of PREIT, and without taking into account any value assigned to Mr. Coradino’s covenant not compete, such payments and benefits would have had an estimated value of:

	Lump Sum(1)/ Base Salary ($)			Value of Accelerated Equity and Performance Awards ($)
Joseph F. Coradino			Bonus ($)	Performance Based		Time Based	Other(2) ($)	Total ($)
Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Not Associated With a Change of Control	2,344,524		0	681,308	(3)	887,264	48,000	3,961,096
Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Associated With a Change of Control	1,264,419	(4)	864,067	681,308		887,264	48,000	3,745,058
Death	842,946		356,145	681,308	(3)	887,264	48,000	2,815,663
Disability	471,825		356,145	681,308	(3)	887,264	48,000	2,444,542
Change of Control (without regard to a termination of employment)	0		0	681,308		887,264	0	1,568,572

(1)	The amounts set forth in this column are paid in a lump sum upon the occurrence of a listed event, provided that the payment of the amount payable upon the termination of Mr. Coradino’s employment in the case of his death will instead be made as a base salary continuation over the 24 month period following his death.
(2)	The amounts shown in this column represent amounts in respect of benefit continuation.

(3)	Represents the value of shares under any RSU program in effect that would have been received by the Executive (or his estate) if the applicable Measurement Period had ended on December 31, 2011 based on our TRS performance through, and the closing price as of, that date, and assuming that the relative performance and the price remained the same at the end of the actual Measurement Period.

(4)	Assumes termination occurs within 12 months after a change of control. If termination occurs within six months prior to a change of control, the Executive would receive an amount in respect of base salary of $1,221,347.

Assuming Robert F. McCadden’s employment was terminated under each of these circumstances on December 31, 2011 and/or there was a change of control of PREIT, and without taking into account any value assigned to Mr. McCadden’s covenant not to compete, such payments and benefits would have had an estimated value of:

				Value of Accelerated Equity and Performance Awards ($)
Robert F. McCadden	Base Salary ($)		Bonus ($)	Performance Based	Time Based		Other ($)	Total ($)
Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Not Associated With a Change of Control	788,652		505,990	599,199	779,764	(1)	0	2,673,605
Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Associated With a Change of Control	807,240	(2)	505,990	599,199	779,764		0	2,692,193
Death	403,620		314,543	599,199	779,764	(1)	0	2,097,126
Disability	220,977		314,543	599,199	779,764	(1)	0	1,914,483
Change of Control (without regard to a termination of employment)	0		0	599,199	779,764		0	1,378,963

(1)	Represents the value of shares under any RSU program in effect that would have been received by the Executive (or his estate) if the applicable Measurement Period had ended on December 31, 2011 based on our TRS performance through, and the closing price as of, that date, and assuming that the relative performance and the price remained the same at the end of the actual Measurement Period.

(2)	Assumes termination occurs within 12 months after a change of control. If termination occurs within six months prior to a change of control, the Executive would receive the base salary amount listed in the row “Without Cause or For Good Reason Not Associated With a Change of Control.”

Edward A. Glickman

Termination by Us Without Cause or Termination by Mr. Glickman for Good Reason. If we terminate Mr. Glickman’s employment agreement for a reason other than for “Cause,” which is defined solely for purposes of Mr. Glickman’s employment agreement as fraud, theft, misappropriation or embezzlement of the assets or funds of PREIT, indictment for a crime involving moral turpitude, breach of confidentiality or non-competition obligations, continued failure to perform duties 20 days after a written demand specifying the nature of the failure, or repeated abuse of alcohol or drugs, or if Mr. Glickman terminates the agreement for “Good Reason,” which is defined solely for purposes of Mr. Glickman’s employment agreement as PREIT’s material breach of its obligations to Mr. Glickman, after 20 days written notice and failure to cure, the receipt of written notice that PREIT elects not to renew the term of his employment agreement, Ronald Rubin ceases to be the Chief Executive Officer of PREIT at any time, or, following a change of control, PREIT or any successor does not offer Mr. Glickman an employment agreement for at least three years that provides the same title and responsibilities as he had immediately before the change of control, the same or greater compensation and benefits and that his primary business office will continue to be in the metropolitan Philadelphia area, then:

•	PREIT will pay to him (less applicable withholding taxes):

•	all amounts accrued under his employment agreement in accordance with generally accepted accounting principles;

•	a lump sum equal to three times his then-current base salary; and

•	a lump sum equal to three times the average of the bonuses paid during the three years prior to the termination;

•	all restricted shares granted to Mr. Glickman will vest; and

•

he and his family members who are covered under our benefit plans on the date of such termination will continue to be eligible for benefits under such plans for the balance of the term of Mr. Glickman’s employment agreement prior to termination, plus one year.

If Mr. Glickman terminates his employment agreement for Good Reason based on Ronald Rubin having ceased to be Chief Executive Officer of PREIT, then Mr. Glickman will not be entitled to the payments, vesting and other entitlements described above unless he terminates his employment during specified periods within approximately 180 days to 360 days following the date that Ronald Rubin ceases to be Chief Executive Officer, depending on the circumstances of such cessation. Accordingly, upon Mr. Ronald Rubin’s cessation of service as Chief Executive Officer of the Company, and the beginning of Mr. Coradino’s service in that position on June 7, 2012, Mr. Glickman will be entitled contractually to voluntarily terminate his employment for Good Reason during the period from December 4, 2012 to June 2, 2013.

Termination by Us for Cause or by Mr. Glickman Voluntarily. If we terminate Mr. Glickman’s employment for Cause, or if he resigns voluntarily, then:

•	PREIT will pay to him (less applicable withholding taxes):

•	all amounts accrued under his employment agreement in accordance with generally accepted accounting principles; and

•

if PREIT achieves its specified performance target(s), the pro rata portion of the annual cash incentive amount with respect to the year of termination that Mr. Glickman would have earned had he remained employed with us, provided that in the case of a voluntary resignation, Mr. Glickman provides at least six weeks notice;

•	he and his family members who are covered under our benefit plans on the date of such termination will continue to be eligible for benefits under such plans for six months after termination; and

•

if Mr. Glickman is terminated for fraud, theft, misappropriation, embezzlement, indictment for a crime of moral turpitude or repeated abuse of drugs or alcohol, he will not engage in, have an interest in or work for any entity that engages within 25 miles of any property owned by PREIT in any activity that competes with the activity of PREIT for six months after termination.

Death or Disability. Under our employment agreement with Mr. Glickman, if he dies during the term of his employment agreement or if he is unable to perform his duties for 120 days during any five month period and PREIT elects to terminate his employment (“disability”), then:

•	PREIT will pay to him or his estate (less applicable withholding taxes):

•	all amounts accrued under his employment agreement in accordance with generally accepted accounting principles;

•

in the case of a disability, a lump sum equal to two years of his then-current base salary minus any disability payments reasonably projected to be received by him during the two years following termination of employment;

•	in the case of death, a lump sum cash payment equal to six months of his then-current base salary; and

•

if PREIT achieves its specified performance target(s) in the year of his death or termination of his employment due to disability, the pro rata portion of the annual cash incentive amount with respect to the year of death or termination that Mr. Glickman would have earned had he remained employed with us;

•	all unvested restricted shares that vest solely based on the passage of time and Mr. Glickman’s continued employment will vest; and

•

he and his family members who are covered under our benefit plans on the date of such termination will continue to be eligible for benefits under such plans for one year to the extent such family members were covered prior to death or disability.

Restricted Share Unit Programs. Under these Programs, if Mr. Glickman’s employment is terminated by PREIT for a reason other than for Cause or by Mr. Glickman for Good Reason or because of Mr. Glickman’s death or disability, Mr. Glickman will remain eligible to receive shares under the applicable Restricted Share Unit Programs as if his employment had not terminated. If Mr. Glickman’s employment is terminated for any other reason, he forfeits his RSUs.

Change of Control. If there is a change of control of PREIT, then all restricted shares granted to Mr. Glickman will vest.

If Mr. Glickman’s employment is terminated by PREIT without Cause following a change of control or within one year preceding the change of control, or by Mr. Glickman for Good Reason within six months following a change of control of PREIT, then:

•

Mr. Glickman will receive all payments, vesting and other entitlements provided in the event of a termination without Cause or for Good Reason (as described above), as the case may be, prior to a change of control; and

•

if Mr. Glickman is required to pay any excise taxes imposed under Section 4999 of the Code, PREIT will reimburse Mr. Glickman for one-half of such excise taxes, provided that such reimbursement will not be grossed up to cover any excise, income or employment taxes assessed on that additional payment; if Mr. Glickman would receive a higher net-after tax benefit by the reduction of his payments and benefits to the minimum extent necessary to ensure that no such excise taxes apply, his payments and benefits will be so reduced.

In the event of a change of control, the Measurement Period for any outstanding Restricted Share Unit Program and Performance Incentive Unit Program would end on the date of the change of control, and shares or cash will then become payable under those arrangements, if at all, based on our TRS performance through that date.

All Terminations of Employment

As described above under “Employment Agreements,” the amounts credited to the supplemental retirement plan as of December 31, 2004 (plus earnings thereon) are payable within 60 days of the termination of employment for any reason. The amounts credited to the supplemental retirement plan on and after January 1, 2005 are payable within 60 days of the termination (as defined in the employment agreement to effect compliance with or exemption from Section 409A of the Code) of employment for any reason, subject to a required delay for some payments pursuant to regulations under Section 409A of the Code. As these amounts are provided in the event of any termination of employment and are described above, such amounts are not included in the amounts provided in the table below. See “Nonqualified Deferred Compensation.”

Assuming Mr. Glickman’s employment was terminated under each of these circumstances on December 31, 2011 and/or there was a change of control of PREIT, and without taking into account any value assigned to Mr. Glickman’s covenant not to compete, such payments and benefits would have had an estimated value of:

Edward A. Glickman	Base Salary ($)	Bonus ($)	Value of Accelerated Equity and Performance Awards ($)			Other (1) ($)	Total ($)
			Performance Based		Time Based
Without Cause or For Good Reason Not Associated With a Change of Control	1,572,711	1,042,138	780,203	(2)	1,015,916	72,000	4,482,968
Without Cause or For Good Reason Associated With a Change of Control	1,572,711	1,042,138	780,203		1,015,916	72,000	4,482,968
Death	262,119	442,980	780,203	(2)	1,015,916	24,000	2,525,218
Disability	688,474	442,980	780,203	(2)	1,015,916	24,000	2,951,573
Change of Control (without regard to a termination of employment)	0	0	780,203		1,015,916	0	1,796,119
Voluntary Resignation or for Cause	0	442,980	0		0	0	442,980

(1)	The amounts in this column represent amounts in respect of benefit continuation.
(2)	Represents the value of shares under any RSU program in effect that would have been received by the Executive (or his estate) if the applicable Measurement Period had ended on December 31, 2011 based on our TRS performance through, and the closing price as of, that date, and assuming that the relative performance and the price remained the same at the end of the actual Measurement Period.

2011 Trustee Compensation

Each trustee who is not an employee of PREIT received an annual retainer for 2011 of $35,000, plus $1,500 per Board of Trustees or committee meeting in which the trustee participated. In addition, the Chair of PREIT’s Audit Committee receives an additional retainer of $15,000, while the Chairs of the Compensation Committee and the Nominating and Governance Committee each receive an additional annual retainer of $10,000, and the Chair of the Special Committee established under PREIT’s Related Party Transaction Policy receives an additional annual retainer of $5,000. Non-employee trustees also typically receive restricted shares annually which vest over three years. In 2011, the Board of Trustees determined that the award of restricted shares to non-employee trustees would be equal in value to $55,000, which equated to 3,453 shares based on the $15.93 average of the closing prices of PREIT shares for the 20 trading days prior to the date of grant. The shares were awarded under the Amended and Restated 2003 Equity Incentive Plan. In addition, it has been the practice of PREIT to grant each newly-elected trustee an option to purchase 5,000 shares that vest over four years.

The following table summarizes the fees and other compensation earned by our Non-Employee Trustees for their service on our Board of Trustees and any committees of the Board of Trustees during 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Dorrit Bern	57,500	55,611	113,111
Stephen B. Cohen	72,000	55,611	127,611
M. Walter D’Alessio	86,000	55,611	141,611
Rosemarie B. Greco(2)	10,500	0	10,500
Leonard I. Korman	60,500	55,611	116,111
Ira M. Lubert	58,500	55,611	114,111
Donald F. Mazziotti	63,500	55,611	119,111
Mark E. Pasquerilla	48,500	55,611	104,111
John J. Roberts	78,500	55,611	134,111

(1)	The amounts reported in the Stock Awards column represent the grant date fair value as determined in accordance with Topic 718 based on the average of the high and low sale prices of a common share on the date of grant. For information regarding significant factors, assumptions and methodologies used in our computations pursuant to Topic 718, see Note 8, “Share Based Compensation,” to PREIT’s consolidated financial statements included in PREIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011. The following table summarizes the aggregate number of restricted shares and options held by our Trustees at December 31, 2011.

Name	Restricted Shares	Total Options	Exercisable Options	Unexercisable Options
Dorrit J. Bern	7,257	5,000	2,500	2,500
Stephen B. Cohen	7,257	5,000	5,000	0
M. Walter D’Alessio	7,257	5,000	5,000	0
Leonard I. Korman	7,257	0	0	0
Ira M. Lubert	7,257	0	0	0
Donald F. Mazziotti	7,257	5,000	5,000	0
Mark E. Pasquerilla	7,257	5,000	5,000	0
John J. Roberts	7,257	5,000	5,000	0

(2)	Ms. Greco did not stand for reelection at the 2011 Annual Meeting of Shareholders, but is a nominee for election at the 2012 Annual Meeting of Shareholders.

Equity Compensation Plans

The following table summarizes PREIT’s equity compensation plans as of December 31, 2011:

Plan category	Number of shares to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans(1)
Equity compensation plans approved by shareholders	30,932	(2)	$29.23	1,135,072	(3)
Equity compensation plans not approved by shareholders	—		—	—
Total	30,932	(2)	$29.23	1,135,072

(1)	Does not include shares reflected in the column entitled “Number of shares to be issued upon exercise of outstanding options, warrants and rights.”

(2)	Does not include 934,128 restricted shares awarded under PREIT’s 2003 Equity Incentive Plan, and does not include 16,008 shares awarded under PREIT’s 2008 Restricted Share Plan for Non-Employee Trustees that, in each case, were outstanding and unvested at December 31, 2011.

(3)	Includes 928,814 shares available for awards under PREIT’s Amended and Restated 2003 Equity Incentive Plan as of December 31, 2011, 13,000 shares available for awards under PREIT’s 2008 Restricted Share Plan for Non-Employee Trustees and 193,258 shares available for issuance under PREIT’s Employee Share Purchase Plan.

Board Matters

Leadership Structure

In March 2012, the Board of Trustees appointed Joseph F. Coradino to become Chief Executive Officer of PREIT, succeeding Ronal Rubin, who will be retiring as Chief Executive Officer but remaining as Executive Chairman of PREIT, effective as of the Company’s 2012 Annual Meeting. Ronald Rubin has been Chairman since 2001 and Chief Executive Officer since 1997. Mr. Coradino has been a senior officer of PREIT since he joined the Company in 1997 and has been a Trustee of the Company since 2006. The Board of Trustees believes that promoting Mr. Coradino to the role of Chief Executive Officer, while retaining the knowledge and experience of Mr. Rubin as Executive Chairman, will facilitate the transition of leadership from Mr. Rubin to Mr. Coradino and minimize any disruption to the Company that the transition may cause.

The Board of Trustees has also previously selected M. Walter D’Alessio, a non-employee trustee, to serve as the Lead Independent Trustee of the Board for a one-year term that commenced on January 1, 2011. He was subsequently appointed to a second one-year term that commenced on January 1, 2012. The scope of Mr. D’Alessio’s responsibilities includes board operations, Chief Executive Officer evaluation and succession, Board of Trustees evaluation and recruitment, and, as appropriate, shareholder relations.

The Board believes that this structure, including a Lead Independent Trustee, Executive Chairman and CEO, is appropriate and effective for PREIT because it enables PREIT to continue to benefit from Ronald Rubin’s extensive experience, knowledge, relationships and leadership in the real estate industry while also providing (i) stability during the transition from Mr. Rubin to Mr. Coradino as CEO, (ii) a separate conduit between the independent trustees and the CEO, Executive Chairman and other executive officers of PREIT as appropriate, (iii) an additional mechanism for oversight by the independent trustees, and (iv) a means of enhancing conditions for engagement by the Board in PREIT’s decision-making processes. The Board currently includes and, if Ms. Greco is elected, will continue to include eight non-employee trustees, each of whom, both by virtue of their collective leadership experience and their positions on the various committees of the Board discussed below, provide significant independent leadership and direction that complements the leadership provided by the Lead Independent Trustee, Ronald Rubin, Joseph Coradino and the other employee trustees.

Role in Risk Oversight

The full Board is responsible for, and actively involved in, identifying and overseeing the management of the risks that PREIT faces. The Board retains direct decision making authority regarding the most significant of these risks, and exercises its oversight of management with respect to other risks. With respect to the exercise of direct decision making, the Board generally oversees these risks through the allocation of the oversight of certain risks to various of its committees, and the interaction of those committees, in performing the oversight responsibility allocated to them, with various outside consultants, including our independent auditor and our compensation consultant. The Board typically performs its oversight obligation through review of reports from the Chairs of these committees, as well as through discussions and reports from management regarding any significant or developing risks. Among other relevant information, the Board receives a report annually from management describing management’s methodology for identifying, assessing, mitigating, monitoring and disclosing operational and other risks. In addition, management periodically distributes and discusses with the Board an annotated list of the risks identified and discussed in the most recently filed Annual Report on Form 10-K of PREIT. The Board believes that the leadership structure discussed above, which places significant authority in the hands of its independent trustees while involving several key employee trustees in Board decision-making, enhances its ability to identify and oversee the risks that PREIT faces. See the following discussion for more information regarding the risks that are overseen by each committee.

Committees of the Board

PREIT has a standing Compensation Committee, a standing Audit Committee, a standing Nominating and Governance Committee and a standing Special Committee under PREIT’s Related Party Transaction Policy. PREIT’s by-laws authorize the establishment of a standing executive committee to consist of three members. PREIT’s Board of Trustees has not appointed any members to the executive committee. If duly constituted, the executive committee would be authorized to exercise all of the powers and authority of the Board of Trustees between meetings of the Board of Trustees, except for matters that are expressly reserved by PREIT’s by-laws to the full Board of Trustees or to another committee of the Board of Trustees.

Executive Compensation and Human Resources Committee

The Compensation Committee is currently comprised of Stephen B. Cohen, Chair, M. Walter D’Alessio, Leonard I. Korman and John J. Roberts. The principal duties of the Compensation Committee are to set the annual and long term compensation of PREIT’s executive officers in light of existing agreements and consistent with compensation objectives and policies established by the Compensation Committee, to make recommendations to PREIT’s Board of Trustees regarding incentive compensation and equity-based plans, and to administer these plans. The Compensation Committee does not have the authority to delegate any portion of its responsibilities over the compensation of PREIT’s executive officers to others, although it is assisted by, and consults with, others.

The Compensation Committee met six times during 2011. Meeting agendas are set by the Chair. The Compensation Committee considers the recommendations of PREIT’s Chief Executive Officer in establishing compensation for the named executive officers including Ronald Rubin, and invited the Chief Executive Officer to participate in compensation deliberations by the Compensation Committee concerning PREIT’s named executive officers.

The Compensation Committee has the exclusive authority to retain and terminate the services of executive compensation consultants to assist in the evaluation of trustee or executive officer compensation. In October

2010, the Compensation Committee engaged Pay Governance, LLC to serve as the consultant to the Compensation Committee. The consultant periodically advises the Compensation Committee of developing compensation trends and programs among REITs and other public companies. The consultant also presented, at the Compensation Committee’s direction, compensation data from several sources, including a survey of executive compensation among REITs prepared for NAREIT, proprietary databases developed by or available to the consultant and proxy statements of selected REITs.

As a part of its annual review of PREIT’s compensation policies with respect to all employees, the Compensation Committee also evaluates the risks that are created by those policies, including the risk-taking incentives that those policies may create. Based on that review, the Compensation Committee has concluded that its compensation policies and procedures are not reasonably likely to have a material adverse effect on PREIT.

The Compensation Committee’s process for setting executive compensation is described under “Additional Information—Executive Compensation—Compensation Discussion and Analysis.”

Audit Committee

The Audit Committee, which is comprised of John J. Roberts, Chair, Dorrit J. Bern, Stephen B. Cohen and Donald F. Mazziotti, met seven times during 2011. The principal duties of the Audit Committee are to oversee PREIT’s accounting and financial reporting processes and the audit of PREIT’s financial statements, to select and retain independent auditors, to review with management and the independent auditors PREIT’s annual financial statements and related notes, to review PREIT’s internal audit activities, to review with the independent auditors the planned scope and results of the annual audit and their reports and recommendations, and to review with the independent auditors matters relating to PREIT’s system of internal controls.

PREIT’s audit committee charter provides that no member of the Audit Committee may serve on the audit committee of more than two other public companies unless the Board of Trustees determines that such service would not impair the member’s ability to effectively serve on PREIT’s Audit Committee. John J. Roberts presently serves on the audit committees of three public companies other than PREIT. The Board of Trustees has considered Mr. Roberts’ service on these audit committees and has determined that Mr. Roberts’ service on the other audit committees will not impair his ability to effectively serve in his role on PREIT’s Audit Committee.

Nominating and Governance Committee

The Nominating and Governance Committee, which is comprised of Ira M. Lubert, Chair, Leonard I. Korman, Mark E. Pasquerilla and Donald F. Mazziotti, met four times during 2011. The principal duties of the Nominating and Governance Committee are to identify individuals qualified to become trustees of PREIT, recommend trustee nominees and trustee committee appointments to the Board of Trustees, review annually the compensation paid to non-employee trustees, develop and recommend a set of governance principles applicable to PREIT, and oversee the evaluation of the performance of PREIT’s Board of Trustees and management with respect to matters other than compensation.

While it does not maintain a formal policy on diversity, the Nominating and Governance Committee chooses candidates for the office of trustee without regard to sex, race, religion, national origin or sexual orientation. In selecting candidates for the position of trustee, the Nominating and Governance Committee and the full Board consider diversity in a broad sense, including differences of viewpoint, background, professional experience and skill, and the resulting diversity of perspectives. Its charter specifies the following minimum qualifications, qualities and skills that a committee-recommended nominee must possess: the highest character and integrity; sufficient experience to enable a meaningful contribution to PREIT and its Board of Trustees; and sufficient time available to devote to PREIT’s affairs and to carry out the responsibilities of a trustee. The Nominating and Governance Committee does not solicit recommendations from shareholders regarding trustee nominee candidates, but will consider any such recommendation received in writing and accompanied by sufficient information to enable the Nominating and Governance Committee to assess the candidates’ qualifications, along with confirmation of the candidates’ consent to serve as a trustee if elected. Such recommendations should be sent care of Bruce Goldman, Executive Vice President, General Counsel and Secretary, Pennsylvania Real Estate Investment Trust, The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102. Any recommendation received from shareholders after January 1 of any year will not be considered until the following year. In addition to considering candidates recommended by shareholders, the Nominating and Governance Committee considers potential candidates recommended by PREIT’s current trustees and officers, and is authorized to utilize independent search firms to assist in identifying candidates. The process for screening candidates is the same regardless of the source of the recommendation, but only shareholder recommendations are subject to the January 1 deadline for submission for consideration in any given year. In each case, the Nominating and Governance Committee determines whether a recommended candidate meets PREIT’s minimum qualifications and possesses the qualities and skills for trustees, and whether requesting additional information or an interview is appropriate.

Special Committee regarding PREIT’s Related Party Transaction Policy

The Special Committee relating to PREIT’s Related Party Transaction Policy, which is comprised of M. Walter D’Alessio, Chair, Leonard I. Korman and Donald F. Mazziotti, met one time during 2011. The principal duties of the Special Committee are to administer PREIT’s Related Party Transactions Policy by reviewing those transactions that PREIT’s General Counsel determines to be subject to the policy. See “—Related Party Transactions Policy.”

Meetings of Independent Trustees

In addition to PREIT’s Board and committee meetings, the independent members of PREIT’s Board of Trustees meet separately at regularly scheduled meetings. The Lead Independent Trustee presides at these meetings.

Communicating with the Board of Trustees

Any interested party wishing to communicate with PREIT’s Board of Trustees, the independent trustees or any individual PREIT trustee on a confidential basis may do so in writing addressed, as applicable, to the Board of Trustees, the independent trustees or the individual trustee and sent care of Bruce Goldman, Executive Vice President, General Counsel and Secretary, Pennsylvania Real Estate Investment Trust, The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102. PREIT’s General Counsel will review any such communication and will deliver such communications to the addressee.

Meetings of the Board of Trustees

The Board of Trustees met eight times during 2011. All of the trustees attended at least 75% of Board and applicable committee meetings in 2011. The Board of Trustees’ policy is that trustees are expected to attend PREIT’s Annual Meeting of Shareholders. Last year, all of the trustees attended the Annual Meeting.

Corporate Governance

PREIT’s corporate governance guidelines, code of business conduct and ethics for non-employee trustees, code of business conduct and ethics for officers and employees (which includes the code of ethics applicable to our chief executive officer, principal financial officer and principal accounting officer), related party transactions policy and the governing charters for the Audit, Nominating and Governance and Compensation Committees of PREIT’s Board of Trustees are available free of charge on PREIT’s website at www.preit.com, as well as in print to any shareholder upon request. PREIT’s Board of Trustees and Nominating and Governance Committee regularly review corporate governance developments and modify these guidelines, codes and charters as warranted. Any modifications are reflected on PREIT’s website as soon as practicable.

More than half of the members of PREIT’s Board of Trustees are independent trustees. For a trustee to be considered independent, PREIT’s Board of Trustees must determine that the trustee does not have any direct or indirect material relationship with PREIT. PREIT’s Board of Trustees has established guidelines to assist it in determining trustee independence, which are contained in the Company’s corporate governance guidelines. These guidelines conform to the independence requirements contained in the New York Stock Exchange listing rules. In addition, PREIT’s Board of Trustees has adopted categorical standards to assist it in making determinations of independence. The guidelines and the categorical standards that PREIT’s Board of Trustees uses to determine whether a trustee is independent specify that:

1.	Other than in his or her capacity as a trustee or shareholder of PREIT, no independent trustee shall have a material relationship with PREIT (either directly or as a partner, shareholder, officer or other affiliate of an organization, including a charitable organization, that has a material relationship with PREIT). For this purpose, a trustee shall be presumed not to have a material relationship with PREIT if he or she is not and, within the past two years, has not been an executive officer of, or the direct or indirect owner of more than 10% of the equity interest in, any business or professional entity:

•

that within the last two years has made or received, or going forward proposes to make or receive, payments to or from PREIT or any of its subsidiaries for property or services in excess of 5% of (i) PREIT’s consolidated gross revenues for its last full fiscal year, or (ii) the other entity’s consolidated gross revenues for its last full fiscal year; or

•	to which PREIT or any of its affiliates is indebted in an aggregate amount exceeding 5% of PREIT’s total consolidated assets as of the end of PREIT’s last full fiscal year.

2.	No independent trustee shall have been employed by PREIT, and no immediate family member of an independent trustee shall have been an executive officer of PREIT, within the past three years.

3.	No independent trustee shall have received more than $120,000 in direct annual compensation from PREIT within the past three years, other than trustee and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

4.	No independent trustee shall have been affiliated with or employed by a present or former auditor of PREIT within the last three years.

5.	Within the last three years, no independent trustee shall have been an employee of another company if an executive officer of PREIT then served on the compensation committee of such other company.

6.	Within the last three years, no independent trustee shall have served as an executive officer or employee of a company that made payments to, or received payments from, PREIT for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues.

7.	No immediate family member of an independent trustee shall fit within the categories prohibited by any of the foregoing (other than with respect to the prohibition on employment by PREIT, which addresses immediate family members directly), and no independent trustee may have any relationships with PREIT that are substantially similar to any of the categories prohibited by the foregoing.

8.	Independent trustees shall satisfy any other independence criteria required by applicable law or regulation or established by the Board of Trustees.

The Board determined that the following 8 members of PREIT’s 12 member Board of Trustees satisfy the New York Stock Exchange’s independence requirements and PREIT’s guidelines: Dorrit J. Bern, Stephen B. Cohen, M. Walter D’Alessio, Leonard I. Korman, Ira M. Lubert, Donald F. Mazziotti, Mark E. Pasquerilla and John J. Roberts. If elected, Rosemarie B. Greco will also satisfy these independence requirements and PREIT’s guidelines.

All members of each of the Compensation Committee, Audit Committee and Nominating and Governance Committee of PREIT’s Board of Trustees must be, and are, independent trustees. Members of the Audit Committee must also, and do, satisfy additional Securities and Exchange Commission independence requirements, which provide that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from PREIT or any of its subsidiaries other than compensation for serving on PREIT’s Board of Trustees or on committees of PREIT’s Board of Trustees.

Related Party Transactions Policy

PREIT’s Board of Trustees has adopted a written policy related to the review and approval or ratification of related party transactions. The procedures set forth in the policy do not replace or supersede any other policies or procedures related to the approval of transactions by PREIT as set forth in PREIT’s other corporate governance policies or as required by law.

The related party transactions policy requires that any related party transaction be reviewed and approved or ratified by a special committee comprised of independent trustees. The Board of Trustees has appointed M. Walter D’Alessio, Chair, Leonard I. Korman and Donald F. Mazziotti as the members of the Special Committee. Any member of the Special Committee with an interest in a related party transaction will not vote on the approval or ratification of that transaction, but may participate, to the extent requested by the Chair of the Special Committee, in the Special Committee’s consideration of that transaction.

Related parties that are covered by the policy include any executive officer, trustee, nominee for trustee or 5% shareholder of PREIT, any immediate family member of those persons, any entity that is owned or controlled by any of the foregoing persons or any entity in which such a person is an executive officer or has a substantial ownership interest. Related party transaction means any transaction or series of similar transactions and any material amendment or modification to such a transaction:

•	involving an amount of at least $120,000 in which PREIT is a participant and in which a related party will have a direct or indirect material interest; and

•	that occurred subsequent to the adoption of the policy and has not previously been approved or ratified pursuant to the policy.

The related party transactions policy expressly excepts certain ordinary course transactions from the review, approval and ratification requirements of the policy.

The related party transactions policy requires executive officers and trustees of PREIT to notify PREIT’s General Counsel as soon as reasonably practicable of any potential related party transaction. PREIT’s General Counsel then determines whether the transaction requires compliance with the related party transactions policy. If the transaction is a related party transaction, full details of the transaction are submitted to the Special Committee. The Special Committee will then determine whether to ratify or approve the transaction. The Special Committee considers, among other things:

•	the terms of the transaction and whether the terms are fair to PREIT and are on the same basis as if the transaction did not involve a related party;

•	the reasons for PREIT to enter into the transaction;

•	whether the transaction would impair the independence of a non-employee trustee;

•	whether the transaction presents an improper conflict for any trustee or executive officer of PREIT; and

•	the materiality of the transaction.

PREIT’s 2008 acquisition of an interest in a partnership owning an office building located within the boundaries of Cherry Hill Mall, discussed below, was approved pursuant to PREIT’s related party transactions policy. PREIT’s 2012 amendment to its office lease with an entity in which certain of its officers/trustees have an interest, discussed below, was also approved pursuant to PREIT’s related party transactions policy. None of the other transactions described below under “—Transactions with Management” were reviewed, ratified or approved pursuant to PREIT’s related party transactions policy because each of the transactions was either entered into before PREIT adopted the policy or is not considered to be a related party transaction under the terms of the policy. Each of the transactions described below were, to the extent deemed necessary and appropriate by the Board of Trustees, reviewed and approved by PREIT’s Board of Trustees, the Special Committe and/or, as appropriate, the independent or non-employee members of PREIT’s Board of Trustees.

Tax Protection Agreements

On October 8, 2004, PREIT signed an agreement to purchase 100% of the partnership interests in Cumberland Mall Associates, a New Jersey limited partnership that owned the Cumberland Mall in Vineland, New Jersey. On February 1, 2005, PREIT completed this purchase and the purchase of a vacant 1.7 acre undeveloped parcel adjacent to the mall. PREIT has agreed to provide tax protection to the prior owners of Cumberland Mall Associates for a period of eight years following the closing. Ronald Rubin and George F. Rubin are beneficiaries of this tax protection agreement. Separately, on January 22, 2008, PREIT, PREIT Associates, L.P. and another subsidiary of PREIT entered into a Contribution Agreement with Bala Cynwyd Associates, L.P., City Lime Associates, Ronald Rubin, George Rubin, Joseph Coradino and two other individuals regarding the acquisition of an office building located within the boundaries of PREIT’s Cherry Hill Mall. In connection with that agreement, PREIT and PREIT Associates agreed to provide tax protection to Ronald Rubin, George Rubin, Joseph Coradino and one other individual resulting from the sale of the office building during the eight years following the initial closing.

Each of these tax protection agreements requires PREIT to make payments to the respective counterparties if PREIT takes certain actions, such as selling the properties covered by the respective agreement, that trigger tax liabilities for the counterparties. The payments under the agreements could be substantial.

Other Transactions

PREIT-RUBIN, Inc. currently provides management, leasing and development services for seven properties owned by partnerships and other entities in which Ronald Rubin and George F. Rubin, collectively with members of their immediate families and affiliated entities, have significant ownership interests. Total revenue earned by PREIT-RUBIN, Inc. for such services was $0.5 million for the year ended December 31, 2011. In addition, the mother of Stephen B. Cohen, a trustee of PREIT, has an interest in one additional property for which PREIT-RUBIN, Inc. provides management, leasing and development services. Total revenues earned by PREIT-RUBIN, Inc. for such services were $0.6 million for the year ended December 31, 2011.

We lease our principal executive offices from Bellevue Associates (the “Landlord”). Ronald Rubin and George F. Rubin, collectively with members of their immediate families and affiliated entities, own approximately a 50% interest in the Landlord. Under the original lease, as amended to date (the “Original Lease”), we rented approximately 68,100 square feet of space, and our base rent was $1.5 million. Our total rent expense in 2011 was $1.8 million. The Original Lease had a 10 year term that commenced on November 1, 2004. We had the option to renew the Original Lease for up to two additional five year periods at the then current fair market rate calculated in accordance with the terms of the office lease.

Under the Original Lease, we also had the right on one occasion at any time during the seventh lease year to terminate the lease upon the satisfaction of certain conditions. In April 2012, we entered into an amendment to our office lease with the Landlord, effective June 1, 2012. The amendment was negotiated in light of the aforementioned termination right. Under this amendment, we are consolidating our office space into approximately 58,000 square feet. The term has been extended for five years to October 31, 2019, and we have the option to renew the amended office lease for up to two additional periods for an aggregate of 10 years, at the then current market base rental rate calculated in accordance with the terms of the amended office lease. The first extension period will be no less than three and no more than seven years, at our discretion, and the second will be for 10 years less the number of years of the first extension. The base rent will be approximately $1.2 million per year, increasing incrementally to approximately $1.4 million in 2019.

Ronald Rubin and George F. Rubin are brothers. Two of George F. Rubin’s sons, Daniel Rubin and Timothy Rubin, are employed by subsidiaries of PREIT. Daniel Rubin is Vice President-Redevelopment of PREIT and his annual salary in 2011 was approximately $156,000 and in 2012 is approximately $161,000. Timothy Rubin is Executive Vice President-Leasing of PREIT and his annual salary in 2011 was approximately $276,000 and in 2012 is approximately $284,000. In addition, Daniel Rubin received 3,316 restricted shares in 2011 with a grant date fair value of approximately $51,000, and his bonus with respect to 2011 was approximately $43,000, and Timothy Rubin received 9,661 restricted shares in 2011 with a grant date fair value of approximately $133,000, and his bonus with respect to 2011 was approximately $165,000. In addition, Timothy Rubin received additional restricted share units in 2011 worth approximately $152,000 on the grant date and received a cash payment of approximately $53,000 with respect to a 2009 PIU award.

Compensation Committee Interlocks and Insider Participation

No member of PREIT’s Compensation Committee is or was during 2011 an employee, or is or ever has been an officer, of PREIT or its subsidiaries. No executive officer of PREIT served as a director or a member of the compensation committee of another company, one of whose executive officers serves as a member of PREIT’s Board of Trustees or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires PREIT’s executive officers and trustees and persons who own more than ten percent of a registered class of PREIT’s equity securities (collectively, the “reporting persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish PREIT with copies of these reports. Based on PREIT’s review of the copies of the reports it has received, and written representations received from certain reporting persons with respect to the filing of reports on Forms 3, 4 and 5, PREIT believes that all filings required to be made under Section 16(a) by the reporting persons since the beginning of 2011 were made on a timely basis, except for one filing by Mr. Korman reporting 3,956 shares that were contributed on June 2, 2010 to a trust of which he is a co-trustee.

Audit Committee Report

PREIT’s Audit Committee is governed by an amended and restated charter that was originally approved and adopted by PREIT on April 14, 2004. PREIT’s Board of Trustees has determined that all of the members of the Audit Committee are independent under New York Stock Exchange listing rules and PREIT’s own independence guidelines. Each member of the Audit Committee also meets the SEC’s additional independence requirements for audit committee members. In addition, PREIT’s Board of Trustees has determined that John J. Roberts is an “audit committee financial expert,” as defined by SEC rules.

PREIT’s management has primary responsibility for PREIT’s financial statements. KPMG LLP, PREIT’s independent auditor for 2011, is responsible for expressing an opinion on the conformity of PREIT’s audited financial statements with generally accepted accounting principles. Before PREIT’s Annual Report on Form 10-K for the year ended December 31, 2011 was filed with the SEC, the Audit Committee reviewed and discussed with management and KPMG the audited financial statements of PREIT for the year ended December 31, 2011, which included the consolidated balance sheets of PREIT as of December 31, 2011 and 2010, the related consolidated statements of operations, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2011, and the notes thereto. In connection with this review, the Audit Committee, among other things:

•	made inquiries of PREIT’s internal auditor and KPMG with respect to the reliability and integrity of PREIT’s accounting policies and financial reporting practices; and

•	reviewed with KPMG its views on the quality of PREIT’s implementation of accounting principles, disclosure practices and use of accounting estimates in preparing the financial statements.

The Audit Committee discussed with KPMG the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), which include, among other items, matters related to the conduct of the audit of PREIT’s financial statements. The Audit Committee received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to PREIT’s Board of Trustees that PREIT’s audited financial statements be included in PREIT’s Annual Report on Form 10-K for the year ended December 31, 2011.

SUBMITTED BY THE AUDIT COMMITTEE OF

THE BOARD OF TRUSTEES

John J. Roberts, Chair

Dorrit J. Bern

Stephen B. Cohen

Donald F. Mazziotti

Pre-Approval Policies and Procedures

In accordance with the SEC’s auditor independence rules, the Audit Committee pre-approves all audit and permissible non-audit services to be provided to us by our independent auditor. The Audit Committee has delegated pre-approval authority between meetings of the Audit Committee to the chair of the Audit Committee. The fees listed in the table below were properly pre-approved. The Audit Committee or its chair considered the nature of the non-audit services provided by KPMG and determined that those services were compatible with the provision of independent audit services by KPMG.

Additional Information Regarding Our Independent Auditors

In addition to retaining KPMG to audit PREIT’s consolidated financial statements for 2011, PREIT retained KPMG to provide other auditing and advisory services in 2011. PREIT understands the need for KPMG to maintain objectivity and independence in its audit of PREIT’s financial statements.

The aggregate fees billed for professional services by KPMG in 2011 and 2010 for these various services were:

Type of Fees	2011	2010
Audit Fees	$700,000	$777,000
Audit-Related Fees	95,000	209,000
Tax Fees	60,500	75,000

Total	$856,000	$1,061,000

In the table above, in accordance with the Securities and Exchange Commission’s definitions and rules, “audit fees” are fees PREIT paid KPMG for professional services for the audit of PREIT’s consolidated financial statements included in PREIT’s Forms 10-K, review of financial statements included in PREIT’s Forms 10-Q and for services that are normally provided by the accountant in connection with the review of other filings and consents; “audit-related fees” are fees for comfort letters and for work performed in connection with S-3 and S-8 registration statements; and “tax fees” are fees for tax compliance, tax preparation and other tax consultation related to transactions consummated by PREIT during 2011 and 2010.

Principal Security Holders

The following table shows information concerning beneficial ownership of PREIT’s shares by the only persons known by PREIT as being the beneficial owner of more than 5% of PREIT’s common shares of beneficial interest based on PREIT’s review of publicly available filings made with the Securities and Exchange Commission by such persons:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership as of Date of Applicable SEC Filing	Percent of Outstanding Shares as of April 9, 2012
The Vanguard Group, Inc.(1) 100 Vanguard Blvd. Malvern, PA 19355	5,636,097	10.12%

BlackRock, Inc.(2) 40 East 52nd Street New York, NY 10022	4,794,307	8.61%

(1)	Based on a Schedule 13G/A filed with the SEC on February 9, 2012. As of December 31, 2011, the Vanguard Group, Inc. had sole voting power over 78,013 of the shares reported and sole dispositive power over 5,558,084 of the shares reported.

(2)	Based on a Schedule 13G/A filed with the SEC on February 10, 2012. Blackrock Inc. has sole voting and dispositive power over all 4,794,307 of the shares reported. The shares are held in various BlackRock subsidiaries including BlackRock Japan Co. Ltd., BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Canada Limited, BlackRock Asset Management Australia Limited, BlackRock Advisors, LLC, BlackRock Investment Management, LLC, BlackRock Investment Management (Australia) Limited, BlackRock Fund Managers Limited, BlackRock Asset Management Ireland Limited and BlackRock International Limited, none of which individually own 5% or more of the outstanding shares.

Incorporation by Reference

The information contained in this Proxy Statement under the headings “Compensation Committee Report” and “Audit Committee Report” is not “soliciting material,” nor is it “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that PREIT specifically incorporates such information by reference in a filing.

Shareholders’ Proposals

Under SEC rules, certain shareholder proposals may be included in PREIT’s proxy statement. Any shareholder desiring to have such a proposal included in PREIT’s proxy statement for the annual meeting to be held in 2013 must deliver a proposal in full compliance with Rule 14a-8 under the Securities Exchange Act of 1934 to PREIT’s executive offices by December 31, 2012.

Where a shareholder submits a proposal outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, the shareholder must comply with the procedures set forth in our trust agreement. The written proposal must be received by our secretary on or before March 9, 2013 but no earlier than February 7, 2013. The notice to our secretary must contain or be accompanied by the information required by Section 11.J of our trust agreement which includes, among other things: (i) the name and address of the shareholder intending to bring the business before the meeting; (ii) a representation as to the class, series and number of shares that such shareholder owns of record or beneficially and the respective date or dates on which such shareholder acquired such ownership; (iii) a description of all proxies, agreements, arrangements or understandings between the proposing shareholder and any other person or entity (naming each such person or entity) pursuant to which such shareholder has any right to vote any shares; (iv) the general nature of the business which such shareholder seeks to bring before the meeting and the text of the resolution or resolutions which the shareholder proposes that the shareholders adopt; (v) any material interest in such business by such shareholder, including any anticipated benefit; and (vi) with respect to such shareholder or affiliate of such shareholder, whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including, without limitation, any put, short position, hedged position, borrowing or lending of shares, synthetic or temporary ownership technique, swap, securities loan, option, warrant, convertible security, stock appreciation right, or any other right or security with a value derived, in part or in whole, from the value of any class or series of shares, directly or indirectly owned by such shareholder or affiliate of such shareholder) has been made, the effect or intent of which is to (A) mitigate loss to, or manage the risk or benefit of share price changes for, or to increase or decrease the voting power of, such shareholder or any affiliate of such shareholder with respect to any shares, or (B) provide the shareholder or affiliate of such shareholder with an opportunity to receive directly or indirectly any gain from an increase or decrease in the value of the shares. In addition, the notice must be signed by a shareholder or shareholders entitled to vote at the meeting and holding, individually or collectively, at least two percent of the shares outstanding on the date of such notice. A copy of the full text of the relevant section of the trust agreement, which includes the complete list of the information that must be submitted to us before a shareholder may submit a proposal at the 2013 Annual Meeting, may be obtained upon written request directed to our secretary at our principal executive office. A copy of our trust agreement is also posted on our website at www.preit.com.

By Order of the Board of Trustees

Bruce Goldman

Secretary

May 7, 2012

Appendix A

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

SECOND AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

SECOND AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

A-i

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

SECOND AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

Preamble

WHEREAS, Pennsylvania Real Estate Investment Trust (the “Trust”) desires to continue to have the ability to award certain equity-based benefits to certain of the non-employee trustees and officers and other key employees of the Trust and its “Related Corporations” and “Subsidiary Entities” (both as defined below);

WHEREAS, the Trust maintains the Plan (as defined below), and the Trust desires to amend and restate the Plan, as hereinafter provided.

NOW, THEREFORE, the Plan is hereby amended and restated (subject to the approval of the shareholders of the Trust) under the following terms and conditions:

Plan

1. Purpose. The Plan is intended to provide a means whereby the Trust may grant ISOs, NQSOs, Restricted Shares, SARs, Performance Shares, Contract Shares, Bonus Shares and/or DERs to Key Employees and Non-Employee Trustees. Thereby, the Trust expects to attract and retain such Key Employees and Non-Employee Trustees and to motivate them to exercise their best efforts on behalf of the Trust and its Subsidiary Entities.

2. Definitions

(a) “Annual Grant” shall have the meaning set forth in Section 7.3(c).

(b) “Award” shall mean ISOs, NQSOs, Restricted Shares, SARs, Performance Shares, Contract Shares, Bonus Shares and/or DERs awarded by the Committee to a Participant.

(c) “Award Agreement” shall mean a written document evidencing the grant of an Award, as described in Section 10.1.

(d) “Board” shall mean the Board of Trustees of the Trust.

(e) “Bonus Shares” shall mean an Award that entitles the recipient to receive Shares without payment, as a bonus.

(f) “Change in Control” shall mean:

(1) The acquisition by an individual, entity, or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30 percent or more of the combined voting power of the then outstanding voting securities of the Trust entitled to vote generally in the election of trustees (the “Outstanding Shares”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Trust unless, in connection therewith, a majority of the individuals who constitute the Board as of the date immediately preceding such transaction cease to constitute at least a majority of the Board; (ii) any acquisition by the Trust; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Trust or any entity controlled by the Trust; (iv) any acquisition by any individual, entity, or group in connection with a “Business Combination” (as defined in paragraph (3) below) that fails to qualify as a Change in Control pursuant to paragraphs (3) or (4) below; or (v) any acquisition by any Person entitled to file Form 13G under the Exchange Act with respect to such acquisition; or

(2) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a trustee subsequent to the date hereof whose appointment, election, or nomination for election by the Trust’s shareholders was approved by a vote of at least a majority of the trustees then comprising the Incumbent Board (other than an appointment, election, or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the trustees of the Trust) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

(3) The consummation of a reorganization, merger, or consolidation, or sale or other disposition of all or substantially all of the assets of the Trust (a “Business Combination”), in each case, if, following such Business Combination all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Shares immediately prior to such Business Combination beneficially own, directly or indirectly, less than 40 percent of, respectively, the then outstanding shares of equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees or directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Trust or all or substantially all of the Trust’s assets either directly or through one or more subsidiaries) in substantially the same proportions as such beneficial owners held their ownership, immediately prior to such Business Combination of the Outstanding Shares; or

(4) The consummation of a Business Combination, if, following such Business Combination all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Shares immediately prior to such Business Combination beneficially own, directly or indirectly, 40 percent or more but less than 60 percent of, respectively, the then outstanding shares of equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees or directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which, as a result of such transaction, owns the Trust or all or substantially all of the Trust’s assets either directly or through one or more subsidiaries) in substantially the same proportions as such beneficial owners held their ownership, immediately prior to such Business Combination, of the Outstanding Shares, and (i) any Person (excluding any employee benefit plan (or related trust) of the Trust or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30 percent or more of, respectively, the then outstanding shares of equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination, or (ii) at least a majority of the members of the board of trustees or directors of the entity resulting from such Business Combination were not members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination, or (iii) the Chief Executive Officer of the Trust at the time of the execution of the initial agreement providing for such Business Combination is not appointed or elected to a comparable or higher position with the entity resulting from such Business Combination, or (iv) the executive officers of the Trust holding the title of Executive Vice President or higher at the time of the execution of the initial agreement for such Business Combination constitute less than a majority of the executive officers holding comparable or higher titles of the entity resulting from such Business Combination; or

(5) A complete liquidation or dissolution of the Trust. The consummation of a Business Combination, following which all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Shares immediately prior to such Business Combination beneficially own, directly or indirectly, 60 percent or more of, respectively, the then outstanding shares of equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees or directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which, as a result of such transaction, owns the Trust or all or substantially all of the Trust’s assets either directly or through one or more subsidiaries) shall not constitute a “Change in Control” unless following such transaction the provisions of paragraphs (1) or (2) are independently satisfied.

(g) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(h) “Committee” shall mean the Trust’s Executive Compensation and Human Resources Committee, which shall consist solely of not fewer than two trustees of the Trust who shall be appointed by, and serve at the pleasure of, the Board (taking into consideration the rules under section 16(b) of the Exchange Act and the requirements of section 162(m) of the Code).

(i) “Contract Date” shall mean the date specified in the Award Agreement on which a Participant is entitled to receive Contract Shares, provided he or she is still providing services to the Trust or one of its Subsidiary Entities on each date.

(j) “Contract Shares” shall mean an Award that entitles the recipient to receive unrestricted Shares, without payment, if the recipient is still providing services to the Trust or one of its Subsidiary Entities as of the future date specified in the Award Agreement.

(k) “Disability” shall mean a Participant’s “permanent and total disability,” as defined in section 22(e)(3) of the Code.

(l) “DER” shall mean a dividend equivalent right—i.e., an Award that entitles the recipient to receive a benefit in lieu of cash dividends that would be payable on any or all Shares subject to another Award granted to the Participant, or that would be payable on a number of notional Shares unrelated to any other Award, in either case had such Shares been outstanding.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” shall mean the following, arrived at by a good faith determination of the Committee:

(1) if there are sales of Shares on a national securities exchange or in an over-the-counter market on the date of grant (or on such other date as value must be determined), then the mean between the highest and lowest quoted selling price on such date; or

(2) if there are no such sales of Shares on the date of grant (or on such other date as value must be determined) but there are such sales on dates within a reasonable period both before and after such date, the weighted average of the means between the highest and lowest selling price on the nearest date before and the nearest date after such date on which there were such sales; or

(3) if paragraphs (1) and (2) above are not applicable, then such other method of determining fair market value as shall be adopted by the Committee.

Where the Fair Market Value of Shares is determined under (2) above, the average shall be weighed inversely by the respective numbers of trading days between the dates of reported sales and the specified valuation date, in accordance with Treas. Reg. §20.2031-2(b)(1) or any successor thereto.

(o) “ISO” shall mean an incentive stock option—i.e., an Option which, at the time such Option is granted under the Plan, qualifies as an incentive stock option within the meaning of section 422 of the Code, unless the Award Agreement states that the Option will not be treated as an ISO.

(p) “Key Employee” shall mean an officer or other key employee of the Trust or one of its Subsidiary Entities, as determined by the Committee in its sole discretion.

(q) “More-Than-10-Percent Shareholder” shall mean any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of section 424(d) of the Code, Shares possessing more than 10 percent of the total combined voting power of all classes of Shares of the Trust or of a Related Corporation.

(r) “Non-Employee Trustee” shall mean a trustee of the Trust who is not an employee of the Trust or of a Related Corporation or Subsidiary Entity.

(s) “NQSO” shall mean a nonqualified stock option—i.e., an Option that, at the time such Option is granted to a Participant, does not meet the definition of an ISO, whether or not it is designated as a nonqualified stock option in the Award Agreement.

(t) “Option” is an Award entitling the Participant on exercise thereof to purchase Shares at a specified exercise price.

(u) “Participant” shall mean an individual who has been granted an Award under the Plan.

(v) “Performance Shares” shall mean an Award that entitles the recipient to receive Shares, without payment, following the attainment of designated individual or Corporate Performance Goals.

(w) “Performance Goals” shall mean goals deemed by the Committee to be important to the success of the Trust or any of its Subsidiary Entities. The Committee shall establish the specific measures for each such goal at the time an Award is granted, if the Committee desires to condition the Award on the achievement of Performance Goals. In creating these measures, the Committee shall use one or more of the following business criteria: funds from operations, return on assets, return on net assets, asset turnover, return on equity, return on capital, market price appreciation of Shares, economic value added, total shareholder return, net income, pre-tax income, earnings per Share, operating profit margin, net income margin, sales margin, cash flow, market share, inventory turnover, sales growth, capacity utilization, increase in customer base, environmental health and safety, diversity, and/or quality. The business criteria may be expressed in absolute terms or relative to the performance of other individuals or companies or an index.

(x) “Plan” shall mean this Second Amended and Restated Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan, as set forth herein and as it may be amended from time to time.

(y) “Related Corporation” shall mean either a “subsidiary corporation” of the Trust (if any), as defined in section 424(f) of the Code, or the “parent corporation” of the Trust (if any), as defined in section 424(e) of the Code.

(z) “Restricted Shares” shall mean an Award that grants the recipient Shares at no cost, subject to whatever restrictions are determined by the Committee.

(aa) “SAR” shall mean a share appreciation right—i.e., an Award entitling the recipient on exercise to receive an amount, in cash or Shares or a combination thereof (such form to be determined by the Committee), determined in whole or in part by reference to appreciation in Share value.

(bb) “Securities Act” shall mean the Securities Act of 1933, as amended.

(cc) “Shares” shall mean shares of beneficial interest in the Trust, par value $1.00 per share.

(dd) “Short-Term Deferral Period” shall mean, with respect to an amount (including Shares) payable pursuant to an Award, the 2 1/2-month period beginning on the day immediately following the last day of the Participant’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture. In no event shall interest be payable to reflect a payment date after the first day of the Short-Term Deferral Period.

(ee) “Subsidiary Entity” shall mean an affiliate of the Trust that is controlled by the Trust, directly or indirectly, through one or more intermediaries.

(ff) “Trust” shall mean Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust.

3. Administration

(a) The Plan shall be administered by the Committee; provided, however, that the Board reserves the right to exercise from time to time the authority and discretion otherwise reserved herein to the Committee, and, in that case, the authority and discretion of the Board will be coextensive with that of the Committee. Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a trustee of the Trust. Acts approved by a majority of the members of the Committee at which a quorum is present, or acts without a meeting reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. Any authority of the Committee (except for the authority described in subsection (b)(1)-(4) below) may be delegated to a plan administrator.

(b) The Committee shall have the authority:

(1) to select the Key Employees and Non-Employee Trustees to be granted Awards under the Plan, and to grant such Awards at such time or times as it may choose;

(2) to determine the type and size of each Award, including the number of Shares subject to the Award;

(3) to determine the terms and conditions of each Award;

(4) to amend an existing Award in whole or in part (including the extension of the exercise period for any NQSO), subject to Sections 7.1(g) and 7.2(e), except that the Committee may not (i) lower the exercise price of any Option, (ii) lower the grant date Fair Market Value of any SAR or (iii) without the consent of the Participant holding the Award, take any action under this clause if such action would adversely affect the rights of such Participant with respect to such Award;

(5) to adopt, amend, and rescind rules and regulations for the administration of the Plan; and

(6) to interpret the Plan and decide any questions and settle any controversies that may arise in connection with it.

Such determinations and actions of the Committee (or its delegate), and all other determinations and actions of the Committee (or its delegate) made or taken under authority granted by any provision of the Plan, shall be conclusive and shall bind all parties. Nothing in this subsection (b) shall be construed as limiting the power of the Board or the Committee to make the adjustments described in Sections 8.3 and 8.4.

4. Effective Date and Term of Plan

(a) Effective Date. The Plan was adopted by the Board and became effective on July 24, 2003, was approved by the shareholders of the Trust pursuant to Section 9(b) on November 11, 2003, was amended and restated and reapproved by shareholders effective June 3, 2010, and was further amended and restated, and submitted for reapproval by the shareholders effective June 7, 2012.

(b) Term of Plan for ISOs. No Awards may be granted under the Plan after the tenth anniversary of the most recent date the Plan is approved by the shareholders of the Trust, but Awards previously granted may extend beyond that date.

5. Shares Subject to the Plan. The aggregate number of Shares that may be delivered under the Plan (pursuant to Options, SARs or otherwise) is 5,150,000 Shares (which number includes the Shares that were available under the Pennsylvania Real Estate Investment Trust 1999 Equity Incentive Plan). Further, no Key Employee shall receive Options, Performance Shares and/or SARs for more than 250,000 Shares during any calendar year under the Plan. However, the limits in the preceding two sentences shall be subject to the adjustment described in Section 8.3. Shares delivered under the Plan may be authorized but unissued Shares or reacquired Shares, and the Trust may purchase Shares required for this purpose, from time to time, if it deems such purchase to be advisable. Any Shares subject to an Option which expires or otherwise terminates for any reason whatever (including, without limitation, the surrender thereof without having been exercised), any Shares that are subject to an Award that are forfeited, any Shares not delivered to the Participant because they are withheld for, or remitted by the Participant for, the payment of taxes with respect to an Award or in satisfaction of the exercise price of an Option, and any Shares subject to an Award which is payable in Shares or cash and that is satisfied in cash rather than in Shares, shall continue to be available for Awards under the Plan. However, if an Option is cancelled, the Shares covered by the cancelled Option shall be counted against the maximum number of Shares specified above for which Options may be granted to a single Key Employee.

6. Eligibility. The class of employees who shall be eligible to receive Awards (including ISOs) under the Plan shall be the Key Employees (including any trustees of the Trust who are also Key Employees). The class of individuals who shall be eligible to receive Awards (other than ISOs) under the Plan shall be the Non-Employee Trustees. More than one Award may be granted to a Participant under the Plan.

7. Types of Awards

7.1. Options

(a) Kinds of Options. Both ISOs and NQSOs may be granted by the Committee under the Plan; however, ISOs may only be granted to Key Employees of the Trust or of a Related Corporation. Once an ISO has been granted, no action by the Committee that would cause the Option to lose its status as an ISO under the Code will be effective without the consent of the Participant holding the Option.

(b) $100,000 Limit. The aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (counting ISOs under this Plan and under any other stock option plan of the Trust or a Related Corporation) shall not exceed $100,000. If an Option intended as an ISO is granted to a Key Employee and the Option may not be treated in whole or in part as an ISO pursuant to such $100,000 limit, the Option shall be treated as an ISO to the extent it may be so treated under the limit and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause the limit to be exceeded, ISOs shall be taken into account in the order granted. The annual limits set forth above for ISOs shall not apply to NQSOs.

(c) Exercise Price. Except as provided in Section 10.10, the exercise price of an Option shall be determined by the Committee, subject to the following:

(1) The exercise price of an ISO shall not be less than the greater of (i) 100 percent (110 percent in the case of an ISO granted to a More-Than-10-Percent Shareholder) of the Fair Market Value of the Shares subject to the Option, determined as of the time the Option is granted, or (ii) the par value per Share.

(2) The exercise price of an NQSO shall not be less than the greater of (i) 100% percent of the Fair Market Value of the Shares subject to the Option, determined as of the time the Option is granted, or (ii) the par value per Share.

(d) Term of Options. The term of each Option may not be more than 10 years (five years, in the case of an ISO granted to a More-Than-10-Percent Shareholder) from the date the Option was granted, or such earlier date as may be specified in the Award Agreement.

(e) Exercise of Options. An Option shall become exercisable at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper person, and delivered or mailed to the Trust, accompanied by (i) any other documents required by the Committee and (ii) payment in full in accordance with subsection (f) below for the number of Shares for which the Option is exercised (except that, in the case of an exercise arrangement approved by the Committee and described in subsection (f)(3) below, payment may be made as soon as practicable after the exercise). Only full Shares shall be issued under the Plan, and any fractional Share that might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

(f) Payment for Shares. The Award Agreement shall set forth, from among the following alternatives, how the exercise price is to be paid:

(1) in cash or by check (acceptable to the Committee), bank draft, or money order payable to the order of the Trust;

(2) in Shares previously acquired by the Participant; provided, however, that such Shares have been held by the Participant for such period of time as required to be considered “mature” Shares for purposes of accounting treatment;

(3) by delivering a properly executed notice of exercise of the Option to the Trust and a broker, with irrevocable instructions to the broker promptly to deliver to the Trust the amount of sale or loan proceeds necessary to pay the exercise price of the Option; or

(4) by any combination of the above-listed forms of payment or such other means as the Committee may approve.

In the event the Option price is paid, in whole or in part, with Shares, the portion of the Option price so paid shall be equal to the Fair Market Value on the date of exercise of the Option of the Shares surrendered in payment of such Option price.

(g) No Repricing; No Dividend Equivalents. Repricing of Options shall not be permitted without the approval of the shareholders of the Trust. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option to lower its exercise price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 8.3); (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option in exchange for another Award at a time when its exercise price is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with an event set forth in Section 8.4 (involving certain corporate transactions). Such cancellation and exchange will be considered a “repricing” regardless of whether it would be treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant. Options shall not earn dividend equivalents.

7.2. Share Appreciation Rights

(a) Grant of Share Appreciation Rights. SARs may be granted to a Key Employee or a Non-Employee Trustee by the Committee. SARs may be granted in tandem with, or independently of, Options granted under the Plan. An SAR granted in tandem with an Option that is not an ISO may be granted either at or after the time the Option is granted. An SAR granted in tandem with an ISO may be granted only at the time the ISO is granted.

(b) Nature of Share Appreciation Rights. An SAR entitles the Participant to receive, with respect to each Share as to which the SAR is exercised, the excess of the Share’s Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. Such excess shall be paid in cash, Shares, or a combination thereof, as determined by the Committee. With respect to an SAR paid in Shares, the total number of Shares actually issued to a Participant with respect to such SAR, rather than the number of Shares subject to such SAR, shall reduce the number of Shares available for issuance under the Plan.

(c) Rules Applicable to Tandem Awards. When SARs are granted in tandem with Options, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of Shares that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SAR relating to the Shares covered by such Option will terminate. Upon the exercise of an SAR, the related Option will terminate to the extent of an equal number of Shares. The SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option. The SAR will be transferable only when the related Option is transferable, and under the same conditions. An SAR granted in tandem with an ISO may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of such ISO.

(d) Exercise of Independent Share Appreciation Rights. An SAR not granted in tandem with an Option shall become exercisable at such time or times, and on such conditions, as the Committee may specify in the Award Agreement. The Committee may at any time accelerate the time at which all or any part of the SAR may be exercised. Any exercise of an independent SAR must be in writing, signed by the proper person, and delivered or mailed to the Trust, accompanied by any other documents required by the Committee.

(e) No Repricing; No Dividend Equivalents. Repricing of SARs shall not be permitted without the approval of the shareholders of the Trust. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an SAR to lower its exercise price (i.e., its starting value) (other than on account of capital adjustments resulting from share splits, etc., as described in Section 8.3); (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an SAR in exchange for another Award at a time when its exercise price (i.e., its starting value) is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with an event set forth in Section 8.4 (involving certain corporate transactions). Such cancellation and exchange will be considered a “repricing” regardless of whether it would be treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant. SARs shall not earn dividend equivalents.

(f) Term of SARs. The term of each SAR may not be more than 10 years from the date the SAR was granted, or such earlier date as may be specified in the Award Agreement.

7.3. Restricted Shares

(a) General Requirements. Restricted Shares may be issued or transferred to a Key Employee or a Non-Employee Trustee for no consideration.

(b) Restrictions. Except as otherwise specifically provided by the Plan, Restricted Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of, and if the Participant ceases to be an employee or a Non-Employee Trustee of any of the Trust or its Subsidiary Entities or any reason, shall be forfeited to the Trust. These restrictions will lapse at such time or times, and on such conditions, as the Committee may specify in the Award Agreement. Upon the lapse of all restrictions, the Shares will cease to be Restricted Shares for purposes of the Plan. The Committee may at any time accelerate the time at which the restrictions on all or any part of the Shares will lapse.

(c) Annual Grant to Non-Employee Trustees. As of the first business day following each Annual Meeting of Shareholders of the Trust (or, if the Shares do not trade on such business day, then as of the first trading day thereafter), such number of Restricted Shares as determined by the Board in its sole discretion shall be issued automatically for no consideration to each Non-Employee Trustee then in service with the Trust. The automatic grant of Restricted Shares to each Non-Employee Trustee pursuant to the preceding sentence shall be referred to herein as the “Annual Grant.” Restrictions with respect to Restricted Shares underlying Annual Grants will generally lapse with respect to one-third of the Restricted Shares on May 1 of each year following the applicable grant date (or, if such May 1 is not a trading day, the trading day next preceding such May 1); provided, that such restrictions will immediately lapse in full upon the Participant’s death or Disability or upon the occurrence of a Change in Control. If, as of the grant date of any Annual Grant, the number of Shares available for issuance under the Plan is insufficient to make all the Annual Grants then due to be issued pursuant to this Section 7.3(c), no Annual Grants will then be made and the operation of this Section 7.3(c) will then be automatically suspended.

(d) Rights as a Shareholder. Unless the Committee determines otherwise, a Participant who receives Restricted Shares shall have certain rights of a shareholder with respect to the Restricted Shares, including voting and dividend rights, subject to the restrictions described in subsection (b) above and any other conditions imposed by the Committee at the time of grant. Unless the Committee determines otherwise, certificates evidencing Restricted Shares will remain in the possession of the Trust until such Shares are free of all restrictions under the Plan.

(e) Notice of Tax Election. Any Participant making an election under section 83(b) of the Code for the immediate recognition of income attributable to an Award of Restricted Shares must provide a copy thereof to the Trust within 10 days of the filing of such election with the Internal Revenue Service.

7.4. Performance Shares; Performance Goals

(a) Grant. The Committee may grant Performance Shares to any Key Employee or Non-Employee Trustee, conditioned upon the meeting of designated Performance Goals. The Committee shall determine the number of Performance Shares to be granted.

(b) Performance Period and Performance Goals. When Performance Shares are granted, the Committee shall establish the performance period during which performance shall be measured, the Performance Goals, and such other conditions of the Award as the Committee deems appropriate.

(c) Delivery of Performance Shares. At the end of each performance period, the Committee shall determine to what extent the Performance Goals and other conditions of the Award have been met and the number of Shares, if any, to be delivered with respect to the Award. Any Shares deliverable pursuant to this subsection (c) shall be delivered no later than the end of the Short-Term Deferral Period, except to the extent such delivery is deferred pursuant to a deferral arrangement that complies with Section 409A of the Code and the final regulations issued thereunder or any amendment thereof or successor thereto.

7.5. Contract Shares

(a) Grant. The Committee may grant Contract Shares to any Key Employee or Non-Employee Trustee, conditioned upon the Participant’s continued provision of services to the Trust or one of its Subsidiary Entities through the date(s) specified in the Award Agreement. The Committee shall determine the number of Contract Shares to be granted.

(b) Contract Dates. When Contract Shares are granted, the Committee shall establish the Contract Date(s) on which the Contract Shares shall be delivered to the Participant, provided the Participant is still providing services to the Trust or one of its Subsidiary Entities on such date(s).

(c) Delivery of Contract Shares. If the Participant is still providing services to the Trust or to one or more of its Subsidiary Entities as of the Contract Date(s), the Committee shall cause the Contract Shares to be delivered to the Participant in accordance with the terms of the Award Agreement.

7.6. Bonus Shares. The Committee may grant Bonus Shares to any Key Employee or Non-Employee Trustee as a bonus to the Key Employee or Non-Employee Trustee for services to the Trust or to one or more of its Subsidiary Entries. The Committee shall determine the number of Bonus Shares to be granted.

7.7. Dividend Equivalent Rights. The Committee may provide for payment to a Key Employee or Non-Employee Trustee of DERs, either currently or in the future, or for the investment of such DERs on behalf of the Participant; however, any dividend or dividend equivalent payments relating to awards that vest based on the achievement of one or more performance goals will only be earned to the extent such performance goals are met.

8. Events Affecting Outstanding Awards

8.1. Termination of Service (Other Than by Death or Disability) If a Participant ceases to be an employee or trustee of any of the Trust and its Subsidiary Entities for any reason other than death or Disability, the following shall apply:

(a) Except as otherwise stated in the Award Agreement, all Options and SARs held by the Participant that were not exercisable immediately prior to the Participant’s termination of service shall terminate at that time. Any Options or SARs that were exercisable immediately prior to the termination of service will continue to be exercisable for three months (or for such longer period as the Award Agreement states), and shall thereupon terminate, unless the Award Agreement provides by its terms for immediate termination or for termination in less than three months in the event of termination of service in specific circumstances. In no event, however, shall an Option or SAR remain exercisable beyond the latest date on which it could have been exercised without regard to this Section. For purposes of this subsection (a), a termination of service shall not be deemed to have resulted by reason of a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee.

(b) Except as otherwise stated in the Award Agreement, all Restricted Shares held by the Participant at the time of termination of service must be transferred to the Trust (and, in the event the certificates representing such Restricted Shares are held by the Trust, such Restricted Shares shall be so transferred without any further action by the Participant), in accordance with Section 7.3.

(c) Except as otherwise stated in the Award Agreement, all Performance Shares, Contract Shares and DERs to which the Participant was not irrevocably entitled prior to the termination of service shall be forfeited and the Award canceled as of the date of such termination of service.

8.2. Death or Disability. If a Participant dies or terminates his or her services on account of a Disability, the following shall apply:

(a) Except as otherwise stated in the Award Agreement, all Options and SARs held by a Participant that were not exercisable immediately prior to the Participant’s death or termination of service on account of Disability shall terminate at the date of death or termination of service on account of Disability. Any Options or SARs that were exercisable immediately prior to death or termination of service on account of Disability, as the case may be, will continue to be exercisable by the Participant or by the Participant’s legal representative (in the case of Disability), or by the Participant’s executor or administrator or by the person or persons to whom the Option or SAR is transferred by will or the laws of descent and distribution (in the case of death), for the one-year period ending with the first anniversary of the Participant’s death or termination of service on account of Disability (or for such shorter or longer period as may be provided in the Award Agreement), and shall thereupon terminate. In no event, however, shall an Option or SAR remain exercisable beyond the latest date on which it could have been exercised without regard to this Section.

(b) Except as otherwise stated in the Award Agreement, all Restricted Shares held by the Participant at the date of death or termination of service on account of Disability, as the case may be, must be transferred to the Trust (and, in the event the certificates representing such Restricted Shares are held by the Trust, such Restricted Shares shall be so transferred without any further action by the Participant), in accordance with Section 7.3.

(c) Except as otherwise stated in the Award Agreement, all Performance Shares, Contract Shares and DERs to which the Participant was not irrevocably entitled prior to death or termination of service on account of Disability, as the case may be, shall be forfeited and the Award canceled as of the date of death or termination of service on account of Disability.

8.3. Capital Adjustments. The maximum number of Shares that may be delivered under the Plan, the maximum number of SARs not in tandem with Options, the maximum number of DERs payable in notional Shares that may be granted, and the maximum number of Shares with respect to which Options or SARs may be granted to any Key Employee under the Plan, all as stated in Section 5, and the number of Shares issuable upon the exercise or vesting of outstanding Awards under the Plan (as well as the exercise price per Share under outstanding Options) shall be proportionately adjusted, as may be deemed appropriate by the Committee, to reflect any increase or decrease in the number of issued Shares resulting from a subdivision (share-split), consolidation (reverse split), share dividend, or similar change in the capitalization of the Trust. No adjustment under this Section shall be made (i) to an outstanding ISO if such adjustment would constitute a modification under section 424(h) of the Code, unless the Participant consents to such adjustment, and (ii) to an outstanding NQSO or SAR if such adjustment would constitute a modification under Treas. Reg. §1.409A-1(b)(5)(v) or any amendment thereof or successor thereto unless the Participant consents to such adjustment.

8.4. Certain Corporate Transactions

(a) In the event of a corporate transaction (as, for example, a merger, consolidation, acquisition of property or shares, separation, reorganization, or liquidation), each outstanding Award shall be assumed by the surviving or successor entity; provided, however, that in the event of a proposed corporate transaction, the Committee may terminate all or a portion of any outstanding Award, effective upon the closing of the corporate transaction, if it determines that such termination is in the best interests of the Trust. If the Committee decides to terminate outstanding Options or SARs, the Committee shall give each Participant holding an Option or SAR to be terminated not less than seven days’ notice prior to any such termination, and any Option or SAR that is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, the Committee, in its discretion, may (i) accelerate, in whole or in part, the date on which any or all Options and SARs become exercisable, (ii) remove the restrictions from the outstanding Restricted Shares, (iii) cause the delivery of any Performance Shares, even if the associated Performance Goals have not been met, (iv) cause the delivery of any Contract Shares, even if the Contract Date(s) have not been reached, and/or (v) cause the payment of any DERs. The Committee also may, in its discretion, change the terms of any outstanding Award to reflect any such corporate transaction; provided that, (i) in the case of ISOs, such change would not constitute a “modification” under section 424(h) of the Code unless the Participant consents to the change, and (ii) in the case of NQSOs and SARs, such change would not constitute a modification under Treas. Reg. §1.409A-1(b)(5)(v) or any amendment thereof or successor thereto unless the Participant consents to the change.

(b) In lieu of the action described in subsection (a) above, the Committee may, in its discretion, arrange to have the surviving or acquiring entity or affiliate grant to each Participant a replacement award which, in the judgment of the Committee, is substantially equivalent to the Award.

9. Suspension, Amendment or Termination of the Plan

(a) In General. The Board, pursuant to a written resolution, may from time to time suspend or terminate the Plan or amend the Plan and any outstanding Award Agreement evidencing Annual Grants, and, except as provided in Sections 3(b)(4), 7.1(a), 7.1(g), 7.1(e), 7.2(e) and 8.4(a), the Committee may amend any outstanding Awards (other than Awards of Annual Grants) in any respect whatsoever; except that, without the approval of the shareholders (given in the manner set forth in subsection (b) below)—

(1) no amendment may be made that would—

(A) change the class of employees eligible to participate in the Plan with respect to ISOs;

(B) except as permitted under Section 8.3, increase the maximum number of Shares with respect to which ISOs may be granted under the Plan; or

(C) extend the duration of the Plan under Section 4(b) with respect to any ISOs granted hereunder;

(2) no amendment may be made that would constitute a modification of the material terms of the “performance goal” within the meaning of Treas. Reg. §1.162-27(e)(4)(vi) or any successor thereto (to the extent compliance with section 162(m) of the Code is desired); and

(3) no amendment may be made that would require shareholder approval under the applicable rules of the New York Stock Exchange or as required under any other applicable law, rule or regulation.

Notwithstanding the foregoing, no such suspension, termination, or amendment shall materially impair the rights of any Participant holding an outstanding Award without the consent of such Participant.

(b) Manner of Shareholder Approval. The approval of shareholders must be effected by a majority of the votes cast (including abstentions, to the extent abstentions are counted as voting under applicable state law), in a separate vote at a duly held shareholders’ meeting at which a quorum representing a majority of all outstanding voting Shares is, either in person or by proxy, present and voting on the Plan.

10. Miscellaneous

10.1. Documentation of Awards. Awards shall be evidenced by such written Award Agreements as may be prescribed by the Committee from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Trust, or certificates, letters, or similar instruments, which need not be executed by the Participant but acceptance of which by the Participant will evidence agreement by the Participant to the terms thereof.

10.2. Rights as a Shareholder. Except as specifically provided by the Plan or an Award Agreement, the receipt of an Award shall not give a Participant rights as a shareholder; instead, the Participant shall obtain such rights, subject to any limitations imposed by the Plan or the Award Agreement, upon the actual receipt of Shares.

10.3. Conditions on Delivery of Shares. The Trust shall not deliver any Shares pursuant to the Plan or remove restrictions from Shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until all applicable Federal and state laws and regulations have been complied with, and (iii) if the outstanding Shares are at the time of such delivery listed on any stock exchange, until the Shares to be delivered have been listed or authorized to be listed on such exchange. If an Award is exercised by the Participant’s legal representative, the Trust will be under no obligation to deliver Shares pursuant to such exercise until the Trust is satisfied as to the authority of such representative.

10.4. Registration and Listing of Shares. If the Trust shall deem it necessary to register under the Securities Act or any other applicable statute any Shares purchased or otherwise delivered under this Plan, or to qualify any such Shares for an exemption from any such statutes, the Trust shall take such action at its own expense. Purchases and grants of Shares hereunder shall be postponed as necessary pending any such action.

10.5. Compliance with Rule 16b-3. All elections and transactions under this Plan by persons subject to Rule 16b-3, promulgated under section 16(b) of the Exchange Act, or any successor to such Rule, are intended to comply with at least one of the exemptive conditions under such Rule. The Committee shall establish such administrative guidelines to facilitate compliance with at least one such exemptive condition under Rule 16b-3 as the Committee may deem necessary or appropriate.

10.6. Tax Withholding

(a) Obligation to Withhold. The Trust shall withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all Federal, state, and local withholding tax requirements (the “withholding requirements”). In the case of an Award pursuant to which Shares may be delivered, the Committee may require that the Participant or other appropriate person remit to the Trust an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Shares.

(b) Election to Withhold Shares. The Committee, in its discretion, may permit or require the Participant to satisfy the withholding requirements, in whole or in part, by electing to have the Trust withhold Shares (or by returning previously acquired Shares to the Trust); provided, however, that the Trust may limit the number of Shares withheld to satisfy the tax withholding requirements to the extent necessary to avoid adverse accounting consequences. Shares shall be valued, for purposes of this subsection (b), at their Fair Market Value (determined as of the date an amount is includible in income by the Participant (the “Determination Date”), rather than the date of grant). The Committee shall adopt such withholding rules as it deems necessary to carry out the provisions of this Section.

10.7. Transferability of Awards. No ISO may be transferred other than by will or by the laws of descent and distribution. No other Award may be transferred, except to the extent permitted in the applicable Award Agreement, which may be only for no consideration, or by will or the laws of descent and distribution. During a Participant’s lifetime, an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant’s incapacity, by the person or persons legally appointed to act on the Participant’s behalf).

10.8. Registration. If the Participant is married at the time Shares are delivered and if the Participant so requests at such time, the certificate or certificates for such Shares shall be registered in the name of the Participant and the Participant’s spouse, jointly, with right of survivorship.

10.9. Acquisitions. Notwithstanding any other provision of this Plan, Awards may be granted hereunder in substitution for awards held by directors, trustees and key employees of another entity that engages in a merger, consolidation, acquisition of assets, or similar transaction with the Trust or a Related Corporation, provided the terms of the substitute Awards so granted conform to the terms set forth in this Plan (except that the exercise price of any substituted Option—whether an ISO or an NQSO—may be adjusted according to the provisions of section 424(a) of the Code, if the grant of such substituted Option is pursuant to a transaction described in such section of the Code).

10.10. Employment Rights. Neither the adoption of the Plan nor the grant of Awards will confer on any person any right to continued employment by the Trust or any of its Subsidiary Entities or affect in any way the right of any of the foregoing to terminate an employment relationship at any time.

10.11. Indemnification of Board and Committee. Without limiting any other rights of indemnification that they may have from the Trust or any of its Subsidiary Entities, the members of the Board and the members of the Committee shall be indemnified by the Trust against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Trust) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board or Committee member shall notify the Trust in writing, giving the Trust an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his or her own behalf. The provisions of this Section shall not give members of the Board or the Committee greater rights than they would have under the Trust’s by-laws or Pennsylvania law.

10.12. Application of Funds. Any cash proceeds received by the Trust from the sale of Shares pursuant to Awards granted under the Plan shall be added to the general funds of the Trust. Any Shares received in payment for additional Shares upon exercise of an Option shall become treasury shares.

10.13. Governing Law. The Plan shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the Commonwealth of Pennsylvania (without reference to the principles of conflict of laws) shall govern the operation of, and the rights of Key Employees or Non-Employee Trustees under, the Plan and Awards granted hereunder.

IN WITNESS WHEREOF, Pennsylvania Real Estate Investment Trust has caused this Plan to be duly executed this 26 day of April, 2012.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:	/s/ Bruce Goldman
Title:	Executive Vice President and General Counsel

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST THE BELLEVUE 200 S. BROAD STREET, 3rd Floor PHILADELPHIA, PA 19102

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Pennsylvania Real Estate Investment Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Trustees recommends a vote FOR all nominees listed below:

		☐	☐	☐
1. Election of Trustees Nominees

01   Stephen B. Cohen         02   Joseph F. Coradino          03   M. Walter D’Alessio          04   Edward A. Glickman        05   Rosemarie B. Greco

06   Leonard I. Korman         07     Ira M. Lubert                    08     Donald F. Mazziotti        09   Mark E. Pasquerilla         10  John J. Roberts

11   George F. Rubin            12     Ronald Rubin

The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain

2. ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION.		☐	☐	☐
The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain

3. APPROVAL OF THE SECOND AMENDED AND RESTATED PENNSYLVANIA REAL ESTATE INVESTMENT TRUST 2003 EQUITY INCENTIVE PLAN.		☐	☐	☐

The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain

4. APPROVAL OF THE AMENDMENT OF OUR TRUST AGREEMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES.		☐	☐	☐

The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain

5. RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITOR FOR 2012.		☐	☐	☐
NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
		Yes	No
Please indicate if you plan to attend this meeting		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

You are urged to sign and return this Proxy so that you may be sure that these shares will be voted.

If you vote your proxy by Internet or telephone, you do NOT need to mail back your proxy card.

You may view the Annual Report and Proxy Statement on the Internet at www.preit.com

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

Annual Meeting of Shareholders

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

June 7, 2012

This Proxy is solicited on behalf of the Board of Trustees

The undersigned, revoking all prior proxies, hereby appoints Ronald Rubin, Joseph F. Coradino, M. Walter D’Alessio and Leonard I. Korman, and each and any of them, as proxies of the undersigned, with full power of substitution, to vote and act with respect to all shares of beneficial interest of Pennsylvania Real Estate Investment Trust held of record by the undersigned at the close of business on April 9, 2012 at the Annual Meeting of Shareholders to be held on Thursday, June 7, 2012 and at any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

THE SHARES REPRESENTED BY THIS PROXY, WHEN DULY EXECUTED, WILL BE VOTED AS INSTRUCTED ON THE REVERSE SIDE. IF INSTRUCTIONS ARE NOT GIVEN, THEY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR THE ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION, FOR THE APPROVAL OF THE SECOND AMENDED AND RESTATED PENNSYLVANIA REAL ESTATE INVESTMENT TRUST 2003 EQUITY INCENTIVE PLAN, FOR THE APPROVAL OF THE AMENDMENT OF OUR TRUST AGREEMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES AND FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITOR FOR 2012.

Continued and to be signed on reverse side